                                                   Filed Pursuant to Rule 485(b)

    As filed with the Securities and Exchange Commission on November 29, 2005


                       Registration No. 33-19229; 811-5430
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 /X/
          Pre-Effective Amendment No.___        / /

          Post-Effective Amendment No. 93       /X/


REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 /X/

          Amendment No. 91                      /X/


                        (Check appropriate box or boxes)

                                   SSgA FUNDS
               (Exact Name of Registrant as Specified in Charter)

                                  909 A Street
                            Tacoma, Washington 98402
                    (Address of Principal Executive Offices)

Registrant's telephone number, including area code:  (253) 627-7001


NAME AND ADDRESS OF AGENT FOR SERVICE:              COPIES TO:
Karl J. Ege                                         Philip H. Newman, Esq.
General Counsel                                     Goodwin Procter LLP
Frank Russell Investment Management Company         Exchange Place
909 A Street                                        Boston, Massachusetts  02109
Tacoma, Washington  98402

            Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.

It is proposed that this filing will become effective under Rule 485:

        /X/ immediately upon filing pursuant to paragraph (b)

        / / on (____________) pursuant to paragraph (b)

        / / 60 days after filing pursuant to paragraph (a)

        / / on (date) pursuant to paragraph (a)(1)
        / / 75 days after filing pursuant to paragraph (a)(2)
        / / on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following:

        / / This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                                                   Filed pursuant to Rule 485(b)

                                                    File Nos. 33-19229; 811-5430

                                   SSgA FUNDS
                          State Street Financial Center
                               One Lincoln Street
                        Boston, Massachusetts 02111-2900
                                 1-800-997-7327
                                www.ssgafunds.com

                           SSgA EMERGING MARKETS FUND

                                  SELECT CLASS


AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND EXCHANGE COMMISSION HAS NEITHER DETERMINED THAT THE INFORMATION IN THIS PROSPECTUS IS ACCURATE AND COMPLETE, NOR APPROVED OR DISAPPROVED OF THESE SECURITIES. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

The Emerging Markets Fund seeks to provide maximum total return, primarily through capital appreciation, by investing primarily in securities of foreign issuers.

The Select Class of the SSgA Funds may not be purchased by individuals directly, but must be purchased through a third party financial institution which is permitted by contract with the SSgA Funds or the Distributor to offer shares (the "Select Intermediary"). This prospectus should be read together with any materials provided by the Select Intermediary.


                       PROSPECTUS DATED NOVEMBER 29, 2005

                                TABLE OF CONTENTS


INVESTMENT STRATEGIES AND PRINCIPAL RISKS                                      3

   INVESTMENT OBJECTIVE                                                        3
   PRINCIPAL INVESTMENT STRATEGIES                                             3
   PRINCIPAL RISKS                                                             3
   TEMPORARY DEFENSIVE POSITION                                                6
   RISK AND RETURN                                                             6
   PORTFOLIO HOLDINGS                                                          7

FEES AND EXPENSES OF THE FUND                                                  8

MANAGEMENT OF THE FUND                                                         9

ADDITIONAL INFORMATION ABOUT THE FUND'S INVESTMENT POLICIES AND RISKS         10

SHAREHOLDER INFORMATION                                                       14

   PURCHASE OF SHARES                                                         14
   REDEMPTION OF SHARES                                                       15
   EXCHANGES                                                                  17
   MARKET TIMING/EXCESSIVE TRADING                                            17
   DISTRIBUTION SERVICES AND SHAREHOLDER SERVICING ARRANGEMENTS               18
   PRICING OF FUND SHARES                                                     19
   DIVIDENDS AND DISTRIBUTIONS                                                20
   TAXES                                                                      20

FINANCIAL HIGHLIGHTS                                                          22

ADDITIONAL INFORMATION ABOUT THE SSGA FUNDS                                   24

                    INVESTMENT STRATEGIES AND PRINCIPAL RISKS

Through this prospectus, the SSgA Funds (also referred to throughout this prospectus as the Funds) offers the Select Class of the Emerging Markets Fund.

INVESTMENT OBJECTIVE

The fund's investment objective is to provide maximum total return, primarily through capital appreciation, by investing primarily in securities of foreign issuers.

The fund is a diversified company under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund may be changed only with the approval of a majority of the fund's shareholders as defined in the 1940 Act. SSgA Funds Management, Inc. (the Advisor), serves as the fund's investment advisor.

PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the fund will invest at least 80% of its assets in securities issued by companies domiciled, or doing a substantial portion of their business, in countries determined by the fund's management team to have a developing or emerging economy or securities market. Shareholders will be notified 60 days prior to changing the 80% investment policy. The fund will diversify investments across many countries (typically at least 10) in order to reduce the volatility associated with specific markets. The number of countries in which the fund invests will vary and may increase over time as the stock markets in other countries evolve. Typically 80% of the fund's assets will be invested in equity securities, equity swaps, structured equity notes, equity linked notes and depositary receipts concentrated in emerging market countries. In determining securities in which to invest, the fund's management team will evaluate the countries' economic and political climates with prospects for sustained macro and micro economic growth. The fund's management team will take into account traditional securities valuation methods, including (but not limited to) an analysis of price in relation to assets, earnings, cash flows, projected earnings growth, inflation, and interest rates. Liquidity and transaction costs will also be considered.

The fund may invest in common and preferred equity securities, publicly traded in the United States or in foreign countries in developed or emerging markets, including initial public offerings. The fund may also invest in fixed income securities rated investment grade or better issued by US companies. The fund's equity securities may be denominated in foreign currencies and may be held outside the United States. Certain emerging markets are closed in whole or part to the direct purchase of equity securities by foreigners. In these markets, the fund may be able to invest in equity securities solely or primarily through foreign government authorized pooled investment vehicles. These securities could be more expensive because of additional management fees charged by the underlying pools. In addition, such pools may have restrictions on redemptions, limiting the liquidity of the investment.

Through the use of proprietary evaluation models, the fund invests primarily in the International Finance Corporation Investable (S&P/IFCI) Index and/or Morgan Stanley Capital International(R) Emerging Market Free (MSCI EMF) countries. As the S&P/IFCI and MSCI EMF introduce new emerging market countries, the fund will include those countries among the countries in which it may invest.

The Emerging Markets Fund considers the following instruments or investment strategies to be principal to the achievement of its investment objective. Please see "Additional Information about the Funds' Investment Policies and Risks" in this prospectus: Cash sweep, emerging markets, foreign government securities, foreign issuers, equity swaps, depositary receipts, futures contract and options on futures, investment grade securities, non-investment grade fixed-income securities, initial public offerings (IPO holding and IPO trading), options on securities and securities indices, securities lending, and repurchase agreements.

The Emerging Markets Fund is subject to the following risks, as described under "Principal Risks:" Credit/default, derivatives, emerging market, equity securities, foreign currency, foreign securities, IPO holding, IPO trading, large capitalization securities, liquidity, market, non-investment grade securities, portfolio turnover, quantitative strategy, sector and small capitalization securities.

PRINCIPAL RISKS

Investment in the fund, like any investment, has risks. Fund shares will rise and fall in value and there is a risk you could lose money by investing in the fund. There can be no assurance that the fund will achieve its objective. An investment in the fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The following is an alphabetized description of the principal risks associated with an investment in the fund. For additional information concerning the instruments and investment techniques identified in these descriptions, see "Additional Information about the Fund's Investment Policies and Risks."

CREDIT/DEFAULT RISK. Credit/default risk is the risk that an issuer or guarantor of a fixed-income security held by a fund may default on its obligation to pay interest and repay principal. There is also a risk that one or more of the securities will be downgraded in credit rating generally, lower rated issuers have higher credit risks. Credit/default risk includes the risk that an issuer or guarantor of a security, or a bank or other financial institution that has entered into a repurchase agreement, may default on its payment obligations. Credit risk, which has the potential to hurt the fund's performance, should be low for funds with a policy of purchasing mostly high quality bonds.

DERIVATIVES RISK. There are certain investment risks in using derivatives including, but not limited to, futures contracts, options on futures, swaps and structured notes. If a fund incorrectly forecasts interest rates or other features of the particular instrument in using derivatives, a fund could lose money. Derivatives are sometimes used to hedge the risks associated with holding other instruments, or as a substitute for such instruments. Price movements of a futures contract, option, structured notes or other derivative instrument may not be identical to price movements of the underlying portfolio securities or a securities index, resulting in the risk of loss if the Advisor is incorrect in its expectation of fluctuations in securities prices, interest rates or currency prices or other relevant features of a derivative instrument.


Derivatives contracts tend to fluctuate in value resulting in a net amount payable or receivable by the parties to such contracts. As result derivatives contracts are typically "marked to market" on a periodic basis whereupon the parties to such contracts "true-up" their obligations to one another require. To the extent that the fund ever employs derivatives in its portfolio, this "mark to market" process may result in the fund carrying its derivatives positions in either a net payable or receivable position and may require that payments be made or received, respectively, in connection with such net payable or receivable position or that the fund hold such assets in a segregated account in a manner similar to the mechanism used for holding securities sold short so that the fund avoids the use of leverage with respect to such derivatives.


EMERGING MARKET RISK. Investments in emerging or developing markets involve exposure to economic structures that are generally less diverse and mature, and to political systems which have less stability than those of more developed countries. Investments in securities in developing market countries are also generally more volatile and less liquid than investments in securities in markets of developed countries. Emerging market securities may be subject to currency transfer restrictions and may experience delays and disruptions in securities settlement procedures. Certain emerging markets are closed in whole or part to the direct purchase of equity securities by foreigners. In these markets, a fund may be able to invest in equity securities solely or primarily through foreign government authorized pooled investment vehicles, which may result in the fund paying additional management fees charged by the underlying pools. In addition, such pools may have restrictions on redemptions, limiting the liquidity of the investment.

EQUITY SECURITIES RISK. The value of equity securities will rise and fall in response to the activities of the company that issued the stock, general market conditions, and/or specific economic or political conditions. In the short-term, equity prices can fluctuate dramatically in response to developments. Different parts of the market and different types of equity securities can react differently to developments. Issuer, political or economic developments can affect a single issuer, issuers within an industry or economic sector or geographic region or the market as a whole.

FOREIGN CURRENCY RISK. A fund that invests in foreign (non-US) securities or securities denominated in foreign (non-US) currencies may be adversely affected by changes in currency exchange rates, exchange control regulations, foreign country indebtedness and indigenous economic and political developments. A fund attempts to buy and sell foreign currencies on favorable terms, but will incur the cost of any price spread on currency exchanges when a fund changes investments from one country to another or when proceeds from the sale of shares in US dollars are used for the purchase of securities in foreign countries. Also, some countries may adopt policies which would prevent a fund from repatriating invested capital and dividends, withhold portions of interest and dividends at the source, or impose other taxes, with respect to a fund's investments in securities of issuers of that country. A change in the value of a foreign currency against the US dollar will result in a corresponding change in the US dollar value of the fund's securities. In addition, some emerging market countries may have fixed or managed currencies which are not free-floating against the US dollar. Further, certain emerging market currencies may not be internationally traded. Certain of these currencies have experienced a steady devaluation relative to the US dollar. Many emerging markets countries have experienced substantial and in some periods extremely high rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have negative effects on the economies and securities markets of certain emerging market countries.

FOREIGN SECURITIES RISK. Foreign securities, foreign currencies, and securities issued by US entities with substantial foreign operations carry risks relating to political, economic or regulatory conditions in foreign countries, such as:
(1) less publicly available information; (2) lack of uniform accounting, auditing and financial reporting standards, practices and requirements; (3) lower trading volume, less liquidity and more volatility for securities; (4) less government regulation of securities exchanges, brokers and listed companies; (5) political or social instability, civil unrest and acts of terrorism; and (6) the possibility of expropriation or confiscatory taxation. All of these factors may adversely affect investment in foreign securities, making such investments more volatile and potentially less liquid than US investments. In addition, foreign markets can perform differently from the US market.

IPO HOLDING RISK. IPO holding is the practice of participating in an initial public offering (IPO) with the intent of holding the security for investment purposes. Because an IPO is an equity security that is new to the public market, the value of IPOs may fluctuate dramatically. Therefore, IPOs have greater risks than other equity investments. Because of the cyclical nature of the IPO market, from time to time there may not be any IPOs in which a fund can participate. Even when the fund requests to participate in an IPO, there is no guarantee that a fund will receive an allotment of shares in an IPO sufficient to satisfy a fund's desired participation. Due to the volatility of IPOs, these investments can have a significant impact on performance, which may be positive or negative.

IPO TRADING RISK. IPO trading is the practice of participating in an initial public offering (IPO) and then immediately selling the security in the after-market. Engaging in this strategy could result in active and frequent trading. Use of this strategy could increase the fund's portfolio turnover and the possibility of realized capital gain. This is not a tax-efficient strategy. From time to time, it may not be possible to pursue an IPO trading strategy effectively because of a limited supply of "hot" IPOs. In addition, this practice may result in losses if a fund purchases a security in an IPO and there is insufficient demand for the security in the after-market of the IPO. Due to the volatility of IPOs, these investments can have a significant impact on performance, which may be positive or negative.

LARGE CAPITALIZATION SECURITIES RISK. A fund's emphasis on securities issued by large capitalization companies makes it susceptible to the business risks of larger companies, which usually cannot change as quickly as smaller companies in response to competitive challenges. Larger companies also tend not to be able to maintain the high growth rates of well-managed smaller companies, especially during strong economic periods.

LIQUIDITY RISK. Certain types of securities, such as non-investment grade debt securities, small capitalization stocks, securities issued by real estate investment trusts, and emerging market securities are subject to the risk that the securities may not be sold at the quoted market price within a reasonable period of time. A fund holding such securities may experience substantial losses if required to liquidate these holdings.

MARKET RISK. The value of the securities in which a fund invests may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be temporary or may last for extended periods.

NON-INVESTMENT GRADE SECURITIES RISK. Securities rated below BBB by S&P or Baa by Moody's may involve greater risks than securities in higher rating categories.

Bonds rated below BBB by S&P (BB, B, CCC, CC, C and D) or Baa by Moody's (Ba, B, Caa, Ca, C and D) are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB or Ba indicates the lowest degree of speculation and D or C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

Although lower-rated debt securities generally offer a higher yield than higher rated debt securities, they involve higher risks. They are especially subject to:

- Adverse changes in general economic conditions and in the industries in which their issuers are engaged;

-  Changes in the financial condition of their issuers; and

-  Price fluctuations in response to changes in interest rates.

- As a result, issuers of lower rated debt securities are subject to greater credit/default risk, as described elsewhere in this section.

PORTFOLIO TURNOVER RISK. The turnover rate of a portfolio cannot be predicted. Funds subject to this risk will have annual portfolio turnover rates that generally will fall within the range of 100-300%. Securities having a maturity of one year or less are not included in the turnover calculation. A high turnover rate (over 100%) will: (1) increase transaction expenses, which will adversely affect a fund's performance; and (2) result in increased brokerage commissions and other transaction costs, and the possibility of realized capital gains. To the extent any realized capital gains are short-term capital gains, they will generally be taxed at ordinary income rates. The payment of any taxes will impact a shareholder's net return from holding an investment in the fund. A portfolio turnover rate at the high end of the range is not tax efficient, and taxable investors may wish to consult a tax professional prior to investing.

QUANTITATIVE STRATEGY RISK. Funds that use a quantitative strategy are managed so that stocks are selected based upon a multi-factor proprietary model designed by the Advisor. The model attempts to enhance returns, within specified risk parameters, relative to a benchmark by analyzing a variety of objective economic, financial and related information. The success of a fund's principal investment strategy depends on the Advisor's skill in designing and using its analytical model as a tool for selecting stocks. A flaw in the design of an analytical model may result in a fund having a lower return than if the fund was managed using a fundamental or passive investment management strategy.

SECTOR RISK. A fund that concentrates its investment in specific industry sectors that have historically experienced substantial price volatility is subject to greater risk of loss as a result of adverse economic, business or other developments than if its investments were diversified across different industry sectors. Securities of issuers held by a fund may lack sufficient market liquidity to enable a fund to sell the securities at an advantageous time or without a substantial drop in price.

SMALL CAPITALIZATION SECURITIES RISK. Investments in smaller companies may involve greater risks because these companies often have narrower markets and more limited managerial and financial resources than larger, more established companies. As a result, the performance of small capitalization companies may be more volatile than large cap stocks, which could increase the volatility of a fund that maintains significant exposure to small cap stocks.

TEMPORARY DEFENSIVE POSITION

SHORT-TERM INVESTMENTS. For defensive purposes, the fund may temporarily invest, without limitation, in short-term fixed income securities. High quality, investment-grade securities include obligations issued or guaranteed as to principal and interest by the US Government, its agencies or instrumentalities and repurchase agreements collateralized by these obligations, commercial paper, bank certificates of deposit, bankers' acceptances and time deposits. This strategy may be inconsistent with the fund's principal investment strategy in an attempt to respond to adverse market, economic, political or other conditions. Taking such a temporary defensive position may result in the fund not achieving its investment objective.

RISK AND RETURN


Because the Select Class is new and has not completed a full calendar year's operations, performance information is not included in this prospectus. To obtain performance information for the Select Class when available, please call 1-800-997-7327 or visit the website at www.ssgafunds.com.

After tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. The returns and all other information shown below are for the original Emerging Markets Fund class (referred to in this prospectus as the "Institutional Class") that is not offered in this prospectus. The Select Class would have substantially similar annual returns because the shares of the Select Class represent the same portfolio of securities, except the annual returns for the Select Class offered in this prospectus would be higher due to lower distribution (12b-1) fees of the Select Class.

The average annual total returns for the Select Class offered in this prospectus would differ only to the extent that the Institutional Class and the Select Class of the SSgA Funds do not have the same expenses.


A fund's past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.

The following bar chart illustrates the risks of investing in the fund by showing changes in the fund's performance from year to year over the life of the fund.

Annual Total Returns

[bar chart]

1995              (7.89%)
1996              14.88%
1997              (8.81%)
1998             (15.94%)
1999              64.83%
2000             (29.97%)
2001               0.45%
2002              (5.03%)
2003              53.97%
2004              24.67%




Best Quarter - December 31, 1999: 26.03%

Worst Quarter - September 30, 2001: (22.10%)


Year-to-Date - September 30, 2005: 27.18%


The following table further illustrates the risks of investing in the fund by showing how the fund's average annual returns for 1, 5 and 10 years compare to the returns of a broad-based securities market index (index returns shown reflect no deductions for fees, taxes or expenses).

                     Average Annual Total Returns

               For the Periods Ended December 31, 2004:

                               1 YEAR        5 YEARS      10 YEARS*
Emerging Markets Fund
Return Before Taxes            24.67%         5.10%         5.54%
Return After Taxes on
Distributions                  24.24%         4.83%         4.97%
Return After Taxes on
Distributions and Sale of
Fund Shares                    17.30%         4.30%         4.51%
---------------------------------------------------------------------
MSCI(R) Emerging Market
Free Index                     25.95%         4.62%         3.30%

* The returns would have been lower without the contractual expense reimbursement.

PORTFOLIO HOLDINGS

A description of the SSgA Funds' policies with respect to the disclosure of its portfolio securities ("Disclosure Policies") is available in the Statement of Additional Information. The Disclosure Policies govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the portfolio investments held by the SSgA Funds. Disclosure of each fund's complete holdings is required to be made quarterly within 60 days of the end of each fiscal quarter in the Annual Report and Semi-Annual Report to fund shareholders and in the quarterly holdings report on Form N-Q. These reports are available, free of charge, on the EDGAR database on the SEC's website at www.sec.gov. The Funds will also make complete portfolio holdings available generally no later than 60 calendar days after the end of the Funds' fiscal quarter or subsequent to periodic portfolio holdings disclosure in the Funds' filings with the SEC on their website at www.ssgafunds.com.

                          FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

  SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

     Maximum Sales Charge (Load) Imposed on Purchases                    None
     Maximum Deferred Sales Charge (Load)                                None
     Maximum Sales Charge (Load) Imposed on Reinvested
        Dividends or Other Distributions                                 None
     Redemption Fee*                                                        2%
     Exchange Fee                                                        None
     Maximum Account Fee                                                 None

   * Redemptions (including exchanges) of shares of the Emerging Markets Fund executed within 60 days of the date of purchase will be subject to a redemption fee equal to 2% of the amount redeemed. All redemption fees will be paid to the fund. Redemption of shares acquired as a result of reinvesting distributions are not subject to the redemption fee. For more information, please refer to the section called "Redemption Fee" under "Redemption of Shares."

  ANNUAL FUND OPERATING EXPENSES
    (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)


     Management Fee                                                         .75%
     Distribution (12b-1) Fees                                             .025
     Other Expenses                                                        .355
                                                                           ----
     Total Annual Fund Operating Expenses                                  1.13
                                                                           ----
     Less Contractual Management Fee Reimbursement                         (.05)
                                                                           ----
     Total Net Annual Fund Operating Expenses                              1.08%
                                                                           ====


EXAMPLE

THIS EXAMPLE IS INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THE FUND WITH THE COST OF INVESTING IN OTHER MUTUAL FUNDS.

THE EXAMPLE ASSUMES THAT YOU INVEST $10,000 IN THE FUND FOR THE TIME PERIODS INDICATED, AND THEN REDEEM ALL OF YOUR SHARES AT THE END OF THOSE PERIODS. THE 2% REDEMPTION FEE DOES NOT APPLY IN THE EXAMPLE. THE EXAMPLE ALSO ASSUMES THAT YOUR INVESTMENT HAS A 5% RETURN EACH YEAR, THAT ALL DIVIDENDS AND DISTRIBUTIONS ARE REINVESTED, AND THAT THE FUND'S OPERATING EXPENSES REMAIN THE SAME. ALTHOUGH YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER, BASED ON THESE ASSUMPTIONS, YOUR COSTS WOULD BE:

      1 YEAR       3 YEARS      5 YEARS   10 YEARS
      $  110       $   354      $   617   $  1,370
      ======       =======      =======   ========


The 2% redemption fee on the fund is not reflected in the example as it applies to redemptions within the first 60 days of purchase. The cost of the original investment will be higher if shares are redeemed within 60 days of purchase.

Investors purchasing fund shares through a financial intermediary, such as a bank or an investment advisor, may also be required to pay additional fees for services provided by the intermediary. Such investors should contact the intermediary for information concerning what additional fees, if any, will be charged.

Long-term shareholders of the fund may pay more in Rule 12b-1 fees than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc.

                             MANAGEMENT OF THE FUND

INVESTMENT ADVISOR. SSgA Funds Management, Inc. (the Advisor), State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111-2900, serves as the investment advisor for the SSgA Funds and directs the Funds' investments in accordance with each fund's investment objective, policies and restrictions.


The Advisor is registered with the Securities and Exchange Commission as an investment advisor under the Investment Advisers Act of 1940 and is a wholly owned subsidiary of State Street Corporation, a publicly held bank holding company. As of November 1, 2005, the Advisor had over $96 billion in assets under management. The Advisor, State Street Bank and Trust Company (State Street) and other advisory affiliates of State Street make up State Street Global Advisors (SSgA), the investment management arm of State Street Corporation. With over $1.3 trillion under management as of November 1, 2005, SSgA provides complete global investment management services from offices in North America, South America, Europe, Asia, Australia and the Middle East. State Street, a 200-year old pioneer and leader in the world of financial services, is one of the largest providers of securities processing and record keeping services for US mutual funds and pension funds.

The Advisor is responsible for making investment decisions for the SSgA Funds and managing each fund's affairs and business, subject to the supervision of the Board of Trustees. The Advisor provides investment advisory services to a number of other investors and investment companies, as well as the SSgA Funds. The Board of Trustees of the SSgA Funds considers the renewal of the investment advisory agreement annually. A discussion of the basis for the board's consideration and approval of the investment advisory agreement is contained in the Funds' annual reports, which are available upon request by calling the Distributor at 1-800-647-7327 or on the Funds' website at www.ssgafunds.com.

For these services, the fund pays the Advisor an annual management fee, calculated daily and paid monthly, of 0.75% of the average daily net asset value of the fund.

PORTFOLIO MANAGEMENT. Each of the SSgA Funds is managed by a team of investment professionals. The team approach is used to create an environment that encourages the flow of investment ideas. The portfolio managers within the team work together in a cohesive manner to develop and enhance techniques that drive the investment process for each respective investment strategy. This approach requires portfolio managers to share a variety of responsibilities including investment strategy and analysis while retaining responsibility for the implementation of the strategy within any particular portfolio. The approach also enables the team to draw upon the resources of other groups within SSgA. Each portfolio management team is overseen by the SSgA Investment Committee. The Statement of Additional Information provides additional information about the portfolio managers' compensation, other accounts managed, and ownership of securities in the fund.

The SSgA Emerging Markets Fund is managed by the SSgA Emerging Markets Active Management Team. The portfolio managers identified below jointly and primarily have the most significant day-to-day responsibility for management of the fund:

BRAD AHAM, CFA, FRM. Brad is a Principal of SSgA and SSgA FM. Brad joined the firm in 1993 and is head of the Active Emerging Markets Equity Team. He is a founding member of the Active Emerging Markets strategy. He earned bachelor degrees in both Mathematics and Economics from Brandeis University and an MBA from Boston University. Brad is a member of the Boston Securities Analyst Society and the Global Association of Risk Professionals.

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JEAN-CHRISTOPHE DE BEAULIEU. Jean-Christophe is a Principal of SSgA and SSgA FM.
Jean-Christophe joined the firm in 2000 and is a member of the firm's Global Active Equity Team. Jean-Christophe is responsible for research and portfolio management of different emerging markets investment vehicles. Jean-Christophe graduated with a degree in Fundamental Mathematics from the University Paris VI. He also holds two post-masters degrees in Numerical Analysis (from University Paris VI) and Financial Techniques (from ESSEC business school).

STEVE MCCARTHY, CFA. Stephen is a Principal of SSgA and SSgA FM. Steve joined the firm in 1998 and is a member of the firm's Active Emerging Markets team. Steve holds his AB from Harvard College, a master's degree in Classics and Philosophy from Corpus Christi College, Oxford University, U.K. and an MBA from Columbia University. Steve is a past president of the Boston Security Analysts Society.

SARATH SATHKUMARA. Sarath is a Principal of SSgA and SSgA FM. Sarath joined SSgA in 2001and is a member of the firm's Active Emerging Markets Team. Prior to joining SSgA, Sarath was with Federated Global Investment Management Corporation, where he co-managed their Global Emerging Markets Fund. Sarath holds a BS in Finance from the Golden Gate University in San Francisco.

ANTHONY YAU, CFA. Anthony is a Principal of SSgA and SSgA FM. Anthony joined the firm in 1997 and is a member of the firm's Global Active Equity Team. He is responsible for research and portfolio management for SSgA's Active Emerging Market portfolio with a focus on Asian markets as well as for the Global Market Neutral funds. Anthony graduated from Boston University with a Bachelor's degree in Business Administration, concentrating in Finance and Management Information Systems. He is a member of the Boston Security Analysts Society.


                     ADDITIONAL INFORMATION ABOUT THE FUND'S
                          INVESTMENT POLICIES AND RISKS

The investment objective of the fund is fundamental and may not be changed without shareholder approval. This section contains a detailed description of particular types of instruments or particular investment strategies (Investment Policies) that are considered principal to the achievement of the fund's investment objective, as identified in "Principal Investment Strategies" above. The Investment Policies described below reflect the fund's current practices. Risk information related to the Investment Policies described below is contained in the Principal Risks section. Additional risk information applicable to the Investment Policy may also be described below. Please read the Principal Risks section carefully. Investors are also encouraged to read the Statement of Additional Information (see back cover of this prospectus for information on how to obtain the Statement of Additional Information). The Statement of Additional Information may also contain additional details on the Investment Policies described below. Additionally, the fund has Investment Policies that are not principal to the achievement of the fund's investment objective as well as investment restrictions that are described in the fund's Statement of Additional Information. There can be no assurance that the Investment Policies will ensure achievement of the fund's investment objective.

EMERGING MARKETS. Emerging market securities are equity securities issued by companies domiciled, or doing a substantial portion of their business, in countries determined by the fund's Advisor to have a developing or emerging economy or securities market. A stock market is classified as "emerging" if it meets at least one of the two general criteria: (1) it is located in a low or middle income economy as defined by the World Bank, and/or (2) its investable market capitalization is low relative to its most recent Gross National Income
(GNI) figures, as defined by the World Bank. However, due to the status of a country's stock market, the country may still qualify as an emerging market even if its GNI exceeds the amount identified by the World Bank as a low to middle income economy.


FOREIGN ISSUERS. Foreign issuers are corporations and banks organized under the laws of a foreign country or for which the principal trading market is in a foreign country and companies organized in the US with a majority of its assets or business outside the US. Foreign issuers may also issue corporate obligations, asset-backed securities, mortgages, depositary shares and certificates of deposit. Foreign corporations and banks issuing dollar-denominated instruments in the US are not necessarily subject to the same regulatory requirements that apply to US corporations and banks, such as accounting, auditing and recordkeeping standards, the public availability of information and, for banks, reserve requirements, loan limitations and examinations. This increases the possibility that a foreign

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corporation or bank may become insolvent or otherwise unable to fulfill its obligations on these instruments. Instruments are also subject to credit/default risk. There is the risk that an issuer of fixed-income securities held by a fund (which have low credit ratings) may default on its obligation to pay interest and repay principal.


FOREIGN GOVERNMENT SECURITIES. Foreign (non-US) government securities which the fund may invest in generally consist of obligations issued or backed by the national, state or provincial government or similar political subdivisions or central banks in foreign countries. Foreign government securities also include debt obligations of supranational entities, which include international organizations designated or backed by governmental entities to promote economic reconstruction or development, international banking institutions and related government agencies. These securities also include debt securities of "quasi-government agencies" and debt securities denominated in multinational currency units of an issuer. The fund will not invest a material percentage of its assets in foreign government debt. Since these are obligations of foreign governments, they are particularly subject to a risk of default from political instability.

EQUITY SECURITIES. Equity securities represent an ownership interest, or the right to acquire an ownership interest, in an issuer. Different types of equity securities provide different voting and dividend rights and priority in the event of the bankruptcy of the issuer. Common stocks, preferred stocks, convertible securities, and warrants are considered equity securities.

EQUITY SWAPS. Equity swaps are used to preserve a return or spread on an investment and to gain equity exposure to a market at a lower price. Equity swap agreements are contracts between parties in which one party agrees to make payments to the other party based on the change in market value of a specified index or asset. In return, the other party agrees to make payments to the first party based on the return of a different specified index or asset. Although swap agreements entail the risk that a party will default on its payment obligations, the portfolios will minimize this risk by entering into agreements only with counterparties that the Advisor deems creditworthy. The Advisor will enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the SSgA Funds' repurchase agreement guidelines. Swap agreements bear the risk that the portfolios will not be able to meet their obligation to the counterparty. This risk will be mitigated by investing the portfolios in the specific asset for which it is obligated to pay a return. Please see Derivatives Risk in the Principal Risks section.

DEPOSITARY RECEIPTS. Depositary Receipts are a type of common stock that are negotiable certificates issued by a bank of one country representing a specific number of shares of a stock traded on the exchange of another country, commonly referred to as European or Global Depositary Receipts. American Depositary Receipts are issued by a US bank representing a specific number of shares of a foreign stock traded on a US stock exchange. Depositary Receipts do not eliminate the risk inherent in investing in securities of foreign issuers, such as: (1) less publicly available information; (2) lack of uniform accounting, auditing and financial reporting standards, practices and requirements; (3) lower trading volume, less liquidity and more volatility for securities; (4) less government regulation of securities exchanges, brokers and listed companies; (5) political or social instability, civil unrest and acts of terrorism; and (6) the possibility of expropriation or confiscatory taxation. For purposes of a fund's investment policies, a fund's investments in Depositary Receipts will be deemed to be investments in the equity securities representing securities of foreign issuers into which they may be converted.

FUTURES CONTRACTS AND OPTIONS ON FUTURES. To equitize cash or for purposes of hedging the fund's other investments, the fund may enter into futures contracts that relate to securities in which it may directly invest and indices comprised of such securities and may purchase and write call and put options on such contracts. The fund may also purchase futures and options if cheaper than the underlying stocks or bonds. Futures and options on futures transactions of the fund will be conducted so that the total amount paid on premiums for all such transactions will not exceed 5% of the value of the fund's total assets. Further, the fund will not enter into futures or options on futures contracts or combination thereof if, as a result, the aggregate value of all securities or collateral used to cover its outstanding options would exceed 25% of the value of the fund's total assets.

A financial futures contract is a contract to buy or sell a specified quantity of financial instruments such as US Treasury bills, notes and bonds, commercial paper and bank certificates of deposit or the cash value of a financial instrument index at a specified future date at a price agreed upon when the contract is made. Under such contracts no delivery of the actual securities making up the index takes place. Rather, upon expiration of the contract, settlement is made by exchanging cash in an amount equal to the difference between the contract price and the closing price of the index at expiration, net of variation margin previously paid.

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In particular, stock index futures are used by the funds to equitize cash and cash equivalents so that the funds may remain fully invested in the equity market. This will enable the funds to facilitate demand for same day redemptions. A stock index futures contract is a contract to buy or sell specified units of a stock index at a specified future date at a price agreed upon when the contract is made. The value of a unit is based on the current value of the contract index. Under such contracts no delivery of the actual stocks making up the index takes place. Rather, upon expiration of the contract, settlement is made by exchanging cash in an amount equal to the difference between the contract price and the closing price of the index at expiration, net of variation margin previously paid.

Substantially all futures contracts are closed out before settlement date or called for cash settlement. A futures contract is closed out by buying or selling an identical offsetting futures contract. Upon entering into a futures contract, a fund is required to deposit an initial margin with the Custodian for the benefit of the futures broker. The initial margin serves as a "good faith" deposit that a fund will honor its futures commitments. Subsequent payments (called "variation margin") to and from the broker are made on a daily basis as the price of the underlying investment fluctuates.

Options on futures contracts give the purchaser the right to assume a position at a specified price in a futures contract at any time before expiration of the option contract.

When trading futures contracts, a fund will not commit more than 5% of the market value of its total assets to initial margin deposits on futures and premiums paid for options on futures.

A fund's transactions, if any, in options, futures, options on futures and equity swaps involve additional risk of loss. Loss can result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged, the potential illiquidity of the markets for derivative instruments, or the risks arising from margin requirements and related factors associated with such transactions. The use of these management techniques also involves the risk of loss if the Advisor is incorrect in its expectation of fluctuations in securities prices, interest rates or currency prices. Please see Derivatives Risk in the Principal Risks section.

INVESTMENT GRADE SECURITIES. Investment grade securities: (1) are rated in one of the four highest categories (or in the case of commercial paper, in the two highest categories) by at least one NRSRO; or (2) if not rated, are of comparable quality, as determined by the Advisor, in accordance with procedures established by the Board of Trustees. If a security is downgraded and is no longer investment grade, the fund may continue to hold the security if the Advisor determines that such action is in the best interest of the fund and if the fund would not, as a result thereby, have more than 5% of its assets invested in non-investment grade securities. Investment-grade securities include securities rated Baa3 by Moody's or BBB by S&P (and securities of comparable quality). These securities are considered as medium-grade obligations and are regarded as having speculative characteristics and an adequate capacity to pay interest and repay principal but have special characteristics.

NON-INVESTMENT GRADE FIXED-INCOME SECURITIES. Securities rated below BBB by S&P or Baa by Moody's may involve greater risks than securities in higher rating categories.

Bonds rated below BBB by S&P (BB, B, CCC, CC and C) are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB or Ba indicates the lowest degree of speculation and D or C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

Securities possessing Moody's Baa rating are considered medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security is judged adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such securities lack outstanding investment characteristics and in fact may have speculative characteristics as well.

INITIAL PUBLIC OFFERINGS (IPOs). An IPO is the first public issue of common stock by a firm. Only IPOs of companies that fit within a fund's investment strategy (including sector, industry and stock weightings), objective, and risk tolerance will be considered. There are two primary investment strategies that involve the use of IPOs:

- IPO TRADING. IPO trading is the practice of participating in an IPO and then immediately selling the security in the after-market. This is not a tax-efficient strategy.

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-  IPO HOLDING. IPO holding is the practice of participating in an IPO with the intent of holding the security in the portfolio based on expected appreciation in value.

The Advisor's IPO allocation policy is designed to allocate shares of IPOs in a fair and equitable manner. The Advisor uses an automated IPO allocation system to allocate the IPO security shares on an equitable basis according to the account's investment policies and limitations.

OPTIONS ON SECURITIES AND SECURITIES INDICES. The fund may write and purchase covered put and call options on securities in which it may directly invest. Option transactions of the fund will be conducted so that the total amount paid on premiums for all put and call options outstanding will not exceed 5% of the value of the fund's total assets. Further, the fund will not write a put or call option or combination thereof if, as a result, the aggregate value of all securities or collateral used to cover its outstanding options would exceed 25% of the value of the fund's total assets.

The fund may purchase or sell options on securities indices that are comprised of securities in which it may directly invest, subject to the limitations set forth above and provided such options are traded on a national securities exchange or in the over-the-counter market. Options on securities indices are similar to options on securities except there is no transfer of a security and settlement is in cash. A call option on a securities index grants the purchaser of the call, for a premium paid to the seller, the right to receive in cash an amount equal to the difference between the closing value of the index and the exercise price of the option times a multiplier established by the exchange upon which the option is traded.

A fund's transactions, if any, in options involve additional risk of loss. Loss can result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged, the potential illiquidity of the markets for derivative instruments, or the risks arising from margin requirements and related leverage factors associated with such transactions. The use of these management techniques also involves the risk of loss if the Advisor is incorrect in its expectation of fluctuations in securities prices, interest rates or currency prices. Please see Derivatives Risk in the Principal Risks section.

REPURCHASE AGREEMENTS. A repurchase agreement is an agreement to buy a security at one price and a simultaneous agreement to sell it back at an agreed-upon price. If the party that enters into a repurchase agreement with the fund is unable to honor its obligations under the repurchase agreement, the fund could lose money.

SECURITIES LENDING. A fund may lend portfolio securities with a value of up to 33-1/3% of its total assets. For these purposes, total assets shall include the value of all assets received as collateral for the loan. Such loans may be terminated at any time, and a fund will receive cash or other obligations as collateral. In a loan transaction, as compensation for lending its securities, a fund will receive a portion of the dividends or interest accrued on the securities held as collateral or, in the case of cash collateral, a portion of the income from the investment of such cash. In addition, a fund will receive the amount of all dividends, interest and other distributions on the loaned securities. However, the borrower has the right to vote the loaned securities. A fund will call loans to vote proxies if a material issue affecting the investment is to be voted upon. Should the borrower of the securities fail financially, a fund may experience delays in recovering the securities or exercising its rights in the collateral. Loans are made only to borrowers that are deemed by Advisor to be of good financial standing. In a loan transaction, a fund will also bear the risk of any decline in value of securities acquired with cash collateral. A fund will minimize this risk by limiting the investment of cash collateral to high quality instruments of short maturity. This strategy is not used to leverage any fund.

CASH SWEEP PROGRAM. Pursuant to the terms and conditions of an SEC exemptive order and IRS private letter ruling, the SSgA Funds may participate in a Cash Sweep Program. In the Cash Sweep Program, uninvested cash balances of Participating Funds are used to purchase shares of Central Funds. Central Funds are the Money Market and Prime Money Market Funds. Participating Funds are portfolios of the SSgA Funds other than the Central Funds. The Cash Sweep Program reduces the risk of counterparty default on repurchase agreements and the market risk associated with direct purchases of short-term obligations, while providing high current money market rates of return, ready liquidity and increased diversity of holdings. Shares of a Central Fund sold to and redeemed from a Participating Fund will not be subject to a sales load, redemption fee, distribution fee or service fee. If Central Fund shares sold to or redeemed from a Participating Fund are subject to any such distribution or service fee, the Advisor will waive its advisory fee for each Participating Fund in an amount that offsets the amount of such distribution and/or service fees incurred by the Participating Fund. The uninvested cash invested in a Central Fund may not exceed 25% of any Participating Fund's total assets. For purposes of this limitation, each Participating Fund will be treated as a separate investment company.

                             SHAREHOLDER INFORMATION

PURCHASE OF SHARES

DISTRIBUTION AND ELIGIBLE INVESTORS. Shares of the Select Class are offered without a sales commission by State Street Global Markets, LLC (the Distributor), to institutional investors which invest for their own account or in a fiduciary or agency capacity. The Select Class of the SSgA Funds may not be purchased by individuals directly, but must be purchased through a third party financial institution which is permitted by contract with the SSgA Funds or the Distributor to offer shares (the "Select Intermediary"). Select Intermediaries are advisors, securities brokers, banks and financial institutions or other industry professionals or organizations that have entered into a shareholder servicing agreement with the Distributor with respect to investment of their customer accounts in the Select Class.


MINIMUM INITIAL INVESTMENT AND ACCOUNT BALANCE. The Select Class requires a minimum initial investment of $20 million and a minimum account balance of $15 million. The minimum investment for additional purchases is $1,000; however, if the account balance has fallen below $20 million as a result of shareholder redemptions, subsequent purchases of shares of the fund may be rejected unless, after such purchase, the accrued balance will be at least $15 million. The Fund reserves the right to close any account where the balance has fallen below $15 million as a result of shareholder redemptions. The Transfer Agent will give shareholder's 60 days' notice that the account will be closed unless investment is made to increase the account's balance to the required minimum.

PURCHASE DATES AND TIMES. Fund shares may be purchased on any business day at the net asset value next determined after the receipt of the purchase order. A business day is one on which the New York Stock Exchange is open. All purchases must be made in US dollars. Payments for fund shares must be received by the Transfer Agent, and the accompanying payment must be in federal funds by 4 p.m. Eastern time (the Pricing Time) before the purchase order can be accepted. If an order or payment is received on a non-business day or after the Pricing Time, the order will be effective on the next business day.


Purchase orders in good form (described below) and payments which are accepted prior to the Pricing Time will receive that day's net asset value and will earn the dividend declared on the date of purchase.


ORDER AND PAYMENT PROCEDURES. To be in good form, the SSgA Funds require a completed and signed SSgA Funds' Institutional Account Application for each new account, a trade and payment for the trade in federal funds received by the Transfer Agent prior to 4 p.m. Eastern time. For additional information, additional Applications or other forms, call the Customer Service Department at 1-800-647-7327, or write: SSgA Funds, P.O. Box 8317, Boston, MA 02266-8317. You may also access this information online at www.ssgafunds.com.


CUSTOMER IDENTIFICATION. We are required by law to obtain certain personal information from you which will be used by us to verify your identity. When you open an account, we will ask for your name, address, date of birth (for individuals), taxpayer or other government identification number and other information that will allow us to identify you. We may also request to review other identifying documents such as driver's license, passport or documents showing the existence of the business entity. If you do not provide the information, we may not be able to open your account. If we are unable to verify your identity, we reserve the right to close your account or take such other steps as we deem reasonable. The SSgA Funds reserve the right to reject any purchase order.

LARGE TRANSACTION NOTIFICATION. To allow the Advisor to manage the fund most effectively, investors are strongly urged to initiate all trades (investments, exchanges or redemptions of shares) as early in the day as possible and to notify the Transfer Agent at least one day in advance of transactions in excess of $25 million.

FEDERAL FUNDS WIRE. In order to assure timely processing of purchase orders, the SSgA Funds strongly recommend that you make initial or subsequent investments by wiring federal funds to State Street Bank and Trust Company as the Transfer Agent by:

         1. Completing the SSgA Funds' Institutional Account Application and fax it to (617) 664-6011. Please confirm that the fax was received by calling 1-800-997-7327.

         2. Telephoning State Street Bank and Trust Company at 1-800-647-7327 and providing: (1) the investor's account registration number, address and social security or tax identification number; (2) the name of the fund; (3) the amount being wired; (4) the name of the wiring bank; and (5) the name and telephone number of the person at the wiring bank to be contacted in connection with the order.

         3.    Instructing the wiring bank to wire federal funds to:

                   State Street Bank and Trust Company

                   225 Franklin Street

                   Boston, MA  02110

                   ABA #0110-0002-8

                   DDA# 9904-631-0

                   SSgA Emerging Markets Fund Select Class

                   Account Number and Registration

Orders transmitted via this purchase method will be credited when federal funds are received by State Street. You will not be permitted to redeem shares from the account until an original completed application has been received. Please send completed applications to: State Street Bank, attention SSgA Funds, P.O. Box 8317, Boston, MA 02266-8317. Please reference the account number on the application.

MAIL. To purchase shares by mail, send a check or other negotiable bank draft payable to: State Street Bank and Trust Company, P.O. Box 8317, Boston, MA 02266-8317, Attention: SSgA Emerging Markets Fund Select Class. Third party checks and checks drawn on credit card accounts will not be accepted. Certified checks are not necessary; however, all checks are accepted subject to collection at full face value in United States funds and must be drawn in United States dollars on a United States bank. Normally, checks and drafts are converted to federal funds within two business days following receipt of the check or draft. Initial investments should be accompanied by a completed Application, and subsequent investments are to be accompanied by the investor's account number.

REDEMPTION OF SHARES


Shares may be redeemed on any business day at the net asset value next determined after the receipt of a redemption request by following one of the methods described below. A business day is one on which the New York Stock Exchange is open. Proceeds of redemption requests received before 4 p.m. Eastern time ordinarily will be sent on the next business day, except as otherwise noted below.

Redemption requests must be received prior to 4 p.m. Eastern time in order to be effective on the date received.

REDEMPTION FEE. To discourage short-term trading, redemptions (including exchanges) of shares of the SSgA International Stock Selection, Emerging Markets, International Growth Opportunities, High Yield Bond and Directional Core Equity Funds (each a "redemption fee fund") executed within 60 days of the date of purchase may be subject to a redemption fee equal to 2% of the amount redeemed. All redemption fees will be paid to the applicable redemption fee fund. For shares of a redemption fee fund that were acquired by exchange, the holding period is measured from the date the shares were acquired in the exchange transaction. Shares held the longest will be redeemed first.

The redemption fee may be waived or otherwise not assessed in the following circumstances:

   - Redemptions due to death or post-purchase disability of: (i) any registered shareholder on an account; or (ii) the settlor of a living trust which is the registered shareholder of an account, with respect to shares purchased before death or disability;

   - Redemptions of shares used to pay deductible medical expenses incurred after the shares were purchased;

   - Redemptions of shares to fund payments required under a qualified domestic relations order issued after the purchase of the shares;

   - Redemptions to ease post-purchase financial hardship of any registered shareholder;

   - Redemptions pursuant to an automatic non-discretionary rebalancing program or a wrap-fee or similar program or a systematic withdrawal plan established with the SSgA Funds or a financial intermediary;

   - Redemptions involving participants in employer-sponsored retirement plans, attributable to the following: (i) participant withdrawals due to mandatory distributions, rollovers and financial hardships; (ii) a participant leaving his or her job; (iii) shares sold by the plan administrator to repay a plan loan to a participant; (iv) shares acquired or sold for a participant's account in connection with an automatic rebalancing of the participant's account, (v) plan sponsor directed or initiated actions such as the removal of a redemption fee fund from a plan or redemptions associated with changes in service providers, (vi) shares transferred to the record name of a successor service provider to a plan; or (vii) redemptions for the purpose of returning excess contributions by the employer;

   - Redemptions of shares acquired through reinvestment of dividends and other distributions;

   - Redemptions for the purpose of return of excess contribution to IRA accounts;

   - Redemptions initiated by a redemption fee fund or a financial intermediary (e.g., a redemption for not meeting account minimums, to pay account fees funded by share redemptions, or in the event of the liquidation or merger of a redemption fee fund);

   - Redemptions of shares of a redemption fee fund held by the SSgA Life Solutions Funds.

It shall be the responsibility of the shareholder to request a waiver and to provide sufficient evidence to the SSgA Funds or their agents that the requested waiver is warranted. Decisions regarding requested redemption fee waivers shall be made by the SSgA Funds and their agents in accordance with the terms and provisions of the foregoing redemption fee policy.

Shareholders who hold shares through an intermediary with an omnibus account arrangement (such as 401(k) plans and broker-dealer sponsored programs) are generally subject to the redemption fee. However, the ability of the SSgA Funds or their agents to assess a redemption fee on a redemption or exchange by the underlying shareholder of an omnibus account maintained by an intermediary is limited to the extent that individual shareholder's account information is maintained by the intermediary and not by the Funds. While the SSgA Funds and their agents notify all intermediaries with omnibus account arrangements of the Fund's redemption fee policy, some intermediaries are unable or unwilling to assess redemption fees in accordance with that policy and some intermediaries may impose redemption fees in circumstances that differ from those described above. For these and other reasons, there can be no assurance that the redemption fee will be charged in every instance called for by the Funds' policy. If you hold your shares of a redemption fee fund through an intermediary that maintains an omnibus account arrangement, you should check with a representative of the intermediary to determine the circumstances in which the redemption fee would be applied upon the redemption of shares of a redemption fee fund by your account.


TELEPHONE AND OTHER ELECTRONIC REDEMPTIONS. Shareholders may normally redeem fund shares by telephoning the Customer Service Department at 1-800-647-7327 between 8 a.m. and 4 p.m. Eastern time. You must complete the appropriate section of the Application and attach a voided check to code your account correctly with the bank information before utilizing this feature. The SSgA Funds and the Transfer Agent will employ reasonable procedures to confirm that instructions communicated by telephone are properly authorized. Neither the SSgA Funds, the Distributor nor the Transfer Agent will be responsible for any loss or expense for executing instructions that are deemed to be authorized and genuine after following reasonable procedures. These procedures include recording telephonic instructions, mailing to the shareholder a written confirmation of the transaction, performing a personal identity test with private information not likely to be known by other individuals, and restricting mailing of redemptions to your address of record. Please note that if the address of record has been changed within 60 days of the redemption request, the request must be in writing. See "Redemption Requests in Writing." To the extent the Transfer Agent fails to use reasonable procedures as a basis for its belief, it and/or its service contractors may be liable for telephone instructions that prove to be fraudulent or unauthorized. Similarly, the SSgA Funds, the Distributor or the Transfer Agent will be responsible for fraudulent or unauthorized instructions received by any electronic means only if they act with willful misfeasance, bad faith or gross negligence.

DURING PERIODS OF SIGNIFICANT OR UNUSUAL ECONOMIC OR MARKET ACTIVITY, SHAREHOLDERS GIVING INSTRUCTIONS BY PHONE MAY ENCOUNTER DELAYS.


REDEMPTION PROCEEDS BY WIRE. Upon request, redemption proceeds of $1,000 or more will be wire transferred to your account at a domestic commercial bank that is a member of the Federal Reserve System. You must indicate this option on your Application or letter of instruction in good order. If bank instructions are not indicated on the account, a medallion guaranteed letter of instruction is required to add the bank information to send proceeds via wire. The SSgA Funds do not provide wire transfer service for redemption proceeds of less than $1,000. The shares will be redeemed from the account on the day the redemption instructions are received and the proceeds wire will normally be sent the next business day, but may take up to seven business days. Although the SSgA Funds do not charge a fee for this service, it reserves the right to charge a fee for the cost of wire-transferred redemptions, and your bank may charge a fee for receiving the wire. Please check with your bank before requesting this feature.


REDEMPTION REQUESTS IN WRITING. In certain circumstances, you will need to make a request to sell shares in writing (please use the address for purchases by mail under "Purchase of Fund Shares"). The redemption will be processed based on the net asset value next determined after receipt by State Street of all required documentation in good order. Good order means that the request must include the following:

   1. A clear letter of instruction or a stock assignment stating the fund and account number that the redemption is to be processed from, the dollar amount to be redeemed and where the proceeds are to be sent. The letter must be signed by all owners of the shares in the exact names in which they appear on the account, together with a guarantee of the signature of each owner by a bank, trust company or member of a recognized stock exchange; and

   2. Such other supporting legal documents, if required by applicable law or the Transfer Agent, in the case of estates, trusts, guardianships, custodianships, corporations and pension and profit-sharing plans.

The Select Class reserves the right to redeem the shares in any account with a balance of less than $15 million as a result of shareholder redemptions. Before shares are redeemed to close an account, you will be notified in writing and allowed 60 days to purchase additional shares to meet the minimum account balance.

SUSPENSION OF SHAREHOLDER REDEMPTIONS. The SSgA Funds reserve the right to suspend the right of shareholder redemption, or postpone the date of payment for more than seven days: (i) if emergency conditions should exist, as specified in the 1940 Act, or as determined by the Securities and Exchange Commission, as a result of which disposal of portfolio securities or determination of the net asset value of the Funds are not reasonably practicable; (ii) for any period during which trading on the New York Stock Exchange is restricted as determined by the SEC or the New York Stock Exchange is closed (other than customary weekend and holiday closings); or (iii) for such other periods as the SEC may by order permit for the protection of shareholders of the Funds.

EXCHANGES

Shares of the Select Class may not be exchanged for any other investment portfolio offered by the SSgA Funds.

MARKET TIMING/EXCESSIVE TRADING


The Board of Trustees has adopted a policy to discourage excessive trading or "market timing." Frequent trading of fund shares, often in response to short-term fluctuations in the market, also known as "market timing," is not knowingly permitted by the SSgA Funds. Short-term or excessive trading into and out of a fund may harm the fund's performance by disrupting portfolio management strategies and by increasing expenses. These expenses are borne by all fund shareholders, including long-term investors who do not generate such costs. Accordingly, the SSgA Funds discourage excessive trading and reserve the right to refuse or restrict a future purchase by any person if it reasonably believes that such purchase or sale is part of a market timing strategy. As a means to protect the Funds and their shareholders from harmful short-term and excessive trading: (1) the SSgA Funds impose a redemption fee on short-term transactions in certain funds; and (2) with respect to Funds that invest in securities that trade on foreign markets, pursuant to the Funds' Fair Valuation Procedures, pricing adjustments may be made based on information received from a third party multi-factor fair valuation pricing service. For a more detailed discussion of the Funds' redemption fee and pricing policies, please refer to the prospectus sections entitled "Redemption Fee" and "Pricing of Fund Shares."


Although there is generally no consensus in the marketplace as to what level of trading activity constitutes excessive trading, we may consider trading in the fund's shares to be excessive if: you sell shares within a short period of time after the shares were purchased; you make two or more purchases and redemptions within a short period of time; you enter into a series of transactions that is indicative of a market timing pattern or strategy; or we reasonably believe that you have engaged in such practices in connection with other SSgA mutual funds.

If the fund discovers that an investor or a client of a broker has engaged in excessive trading, the investor or broker will be asked to cease such activity and the fund may refuse to process such investor's or broker's purchase orders (including purchases effected as exchanges). Of course, your right to purchase shares through an automatic investment plan or redeem your shares in full (or in part through a systematic withdrawal plan) are unaffected by these restrictions. In determining whether to take such actions, the SSgA Funds seek to act in a manner that is consistent with the best interests of its shareholders. Although the Funds will attempt to give you prior notice whenever it is reasonably able to do so, it may impose these restrictions at any time. While the SSgA Funds attempt to discourage market timing, there can be no guarantee that it will be able to identify investors who are engaging in excessive trading or limit their trading practices. Additionally, frequent trades of small amounts may not be detected. The SSgA Funds and its service providers may not have any information about the identity of the underlying shareholders in the financial intermediary accounts or the nature or extent of their individual transactions. Thus, the SSgA Funds may not be able to determine whether trading by a financial intermediary account underlying shareholder is contrary to the SSgA Funds' market timing and excessive trading policy. The SSgA Funds recognize that it may not always be able to detect or prevent market timing activity or other activity that may disadvantage the Funds or its shareholders. In fact, the ability of SSgA to monitor trades that are placed by financial intermediary accounts and individual named shareholders in the Funds may be severely limited in the case of underlying shareholders in financial intermediary accounts.

DISTRIBUTION SERVICES AND SHAREHOLDER SERVICING ARRANGEMENTS

The SSgA Funds have adopted a distribution plan with respect to the Select Class pursuant to Rule 12b-1 (the Plan) under the 1940 Act. The Plan provides that the Select Class pay a service fee for the performance of certain administrative functions in connection with purchases and redemptions of shares of the fund and related services provided to Select Class shareholders by State Street Global Markets LLC. Because these fees are paid out of fund assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. Payments to State Street for shareholder and administrative services are not permitted by the Plan to exceed 0.025% of a fund's average net asset value per year. Any payments that are required to be made to State Street that cannot be made because of the limitations contained in the Plan may be carried forward and paid in the following two fiscal years so long as the Plan is in effect. The SSgA Funds offer the Institutional Class of shares through the Distributor to institutional and retail investors which invest for their own account or in a fiduciary or agency capacity. The Institutional Class has a separate Rule 12b-1 Plan. Long-term shareholders of the funds may pay more in Rule 12b-1 fees than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc.


The Advisor or Distributor, or an affiliate of the Advisor or Distributor, out of its own resources, and without additional cost to the SSgA Funds and their shareholders, may directly or indirectly make additional cash payments, as described below, to Intermediaries who sell shares of the SSgA Funds. Such payments and compensation are in addition to the Rule 12b-1 fees paid by the SSgA Funds. These additional cash payments are generally made monthly to Intermediaries that provide shareholder servicing, marketing support and/or access to sales meetings, sales representatives and management representatives of the intermediary. Cash compensation may also be paid to Intermediaries for inclusion of a fund on a sales list, including a preferred or select sales list, in other sales programs or as an expense reimbursement in cases where the intermediary provides shareholder services to fund shareholders. Additional cash payments to Intermediaries will vary. For more information regarding these arrangements, please read "Distribution and Shareholder Servicing" in the Statement of Additional Information.

From time to time, the Advisor or Distributor, or an affiliate of the Advisor or Distributor, may also pay non-cash compensation to the sales representatives of Intermediaries. Examples of such compensation include the following: (i) occasional gifts; (ii) occasional meals, tickets or other entertainment; and/or
(iii) sponsorship support of regional or national events of Intermediaries. The cost of all or a portion of such non-cash compensation may be borne indirectly by the SSgA Funds as expense reimbursement payments to the Distributor under the Plan.


The Select Class is offered without imposition of a front-end sales load or contingent deferred sales load. The Select Class is subject to distribution and/or shareholder servicing fees and expenses payable under the Plan. The Select Class is offered for sale only to investors meeting the eligibility requirements disclosed in this prospectus and are offered only through Select Intermediaries.

THIRD PARTY TRANSACTIONS. The SSgA Funds have authorized Intermediaries to accept purchase, redemption and exchange orders on the fund's behalf. The Intermediary is responsible for the timely delivery of any order to the

SSgA Funds. Therefore, orders received prior to the close of the New York Stock Exchange by an Intermediary that has been authorized to accept orders on the funds' behalf (or other intermediaries designated by the Intermediary) will be deemed accepted by the fund the same day and will be executed at that day's closing share price. Each Intermediary's agreement with the fund permits the Intermediary to transmit orders received by the Intermediary (or its designee) prior to the close of regular trading on the New York Stock Exchange to the fund after that time and allows those orders to be executed at the closing share price calculated on the day the order was received by the Intermediary (or its designee). The Funds are not responsible for the failure of an Intermediary to process a transaction for you in a timely manner. If you are purchasing, selling, exchanging or holding fund shares through a program of services offered by an Intermediary, you may be required by the Intermediary to pay additional fees. You should contact the Intermediary for information concerning what additional fees, if any, may be charged.

PRICING OF FUND SHARES

The fund determines the price per share each business day as of the close of the regular trading session of the New York Stock Exchange (which is normally 4 p.m. Eastern time). The price of fund shares is computed by dividing the current value of the fund's assets (less liabilities) by the number of shares of the fund outstanding and rounding to the nearest cent. A business day is one on which the New York Stock Exchange is open for regular trading. Pricing does not occur on non-business days. Share value for purchase, redemption or exchange will be based on the net asset value next calculated after your order is received in good form (i.e., when all required documents and your check or wired funds are received). See "Purchase of Fund Shares," "Redemption of Fund Shares," and "Exchanges" for more information.

The SSgA Funds value portfolio securities according to board-approved Securities Valuation Procedures, including Market Value Procedures, Fair Value Procedures and Pricing Services. Money market fund securities are priced using the amortized cost method of valuation; as are debt obligation securities maturing within 60 days of the valuation date, unless the board determines that amortized cost does not represent market value of short-term debt obligations.


Ordinarily, the SSgA Funds value each portfolio security based on market quotations provided by Pricing Services, alternative pricing services or dealers, and fair valuation pricing adjustments from third parties (when permitted by the Market Value Procedures). Generally, fund securities are valued at the close of the market on which they are traded as follows:


   - US listed equities; equity and fixed income options: Last sale price; last bid price if no sales;

   - US over-the-counter equities: Official closing price; last bid price if no closing price;


   - Foreign equities: Official closing price, where available, or last sale price; last bid price if no closing price, adjusted to reflect the Administrator's or Custodian's determination of the impact of events occurring subsequent to the close of such markets but prior to the time as of which the fund calculates its NAV (such adjustments are made pursuant to information received from a third party multi-factor fair valuation pricing recommendation);


   -  Listed ADRs/GDRs: Last sale price; last bid price if no sales;

   - Municipal bonds, US bonds, Eurobonds/foreign bonds: Evaluated bid price; broker quote if no evaluated bid price;

   -  Futures: Settlement price.


If market quotations are not readily available for a security or if subsequent events suggest that a market quotation is not reliable, the SSgA Funds will use the security's fair value, as determined in accordance with Fair Value Procedures. This generally means that equity securities and fixed income securities listed and traded principally on any national securities exchange are valued on the basis of the last sale price or, lacking any sales, at the closing bid price, on the primary exchange on which the security is traded. The Funds may use the fair value of a portfolio security to calculate their NAV when, for example: (1) market quotations are not readily available because a portfolio security is not traded in a public market or the principal market in which the security trades is closed; (2) trading in a portfolio security is suspended and not resumed prior to the time as of which the Funds calculate their NAV; (3) where a significant event affecting the value of a portfolio security is determined to have occurred between the time of the market quotation provided for a portfolio security and the time as of which the Funds calculate their NAV;
(4) a security's price has remained unchanged over an extended period of time (often referred to as a "stale price"), or (5) the Custodian or Administrator determines that a market quotation is inaccurate. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Funds' Board of Trustees believes reflects fair value. A security valued on the basis of an evaluation of its fair value may be valued at a price higher or lower than available market quotations. A security's valuation may differ depending on the method used and the factors considered in determining value pursuant to the Fair Value Procedures. There can be no assurance that the Funds' net asset value fairly reflects security values as of the time of pricing when using the Fair Value Procedures to price the Funds' securities. Events or circumstances affecting the values of fund securities that occur between the closing of the principal markets on which they trade and the time the net asset value of fund shares is determined may be reflected in the Trust's calculation of net asset values for each applicable fund when the Trust deems that the particular event or circumstance would materially affect such fund's net asset value.


Because foreign securities can trade on non-business days, the net asset value of a fund's portfolio that includes foreign securities may change on days when shareholders will not be able to purchase or redeem fund shares.

DIVIDENDS AND DISTRIBUTIONS

The Board of Trustees intends to declare and pay dividends on shares of the fund annually from net investment income. The Board of Trustees intends to declare distributions annually from net short- and long-term capital gains, if any, generally in mid-October. An additional distribution may be declared and paid in December if required for the fund to avoid the imposition of a 4% federal excise tax on undistributed capital gains.

Dividends declared in October, November or December and payable to shareholders of record in such months will be deemed for Federal income tax purposes to have been paid by the fund and received by shareholders on December 31 of that year if the dividend is paid prior to February 1 of the following year.

Income dividends and capital gains distributions will be paid in additional shares at their net asset value on the record date unless you have elected to receive them in cash. You may make this election by giving 30 days' written notice to the Transfer Agent. If it is determined that the US Postal Service cannot properly deliver fund mailings to you, or if a check remains uncashed for at least six months, the cash election will be changed automatically. Future dividends and other distributions will be reinvested in additional shares of the relevant fund until you notify the SSgA Funds in writing of the correct address. You must also request in writing that the election to receive dividends and other distributions in cash be reinstated. In addition, following the six-month period, any undeliverable or uncashed checks will be cancelled and the amounts will be reinvested in the relevant fund at the per share net asset value determined as of the date of cancellation of the checks. No interest will accrue on the amounts represented by the uncashed distribution or redemption checks.

Any dividend or capital gain distribution paid by the fund shortly after a purchase of shares will reduce the per share net asset value of the fund by the amount of the dividend or distribution. In effect, the payment will represent a return of capital to the shareholder. However, you will be subject to taxes with respect to such dividend or distribution.


DISTRIBUTION OPTION. You can choose from the following distribution options as indicated on the Application:


   - Reinvestment Option--Dividends and capital gain distributions will be automatically reinvested in additional shares of the fund. If you do not indicate a choice on the Application, this option will be automatically assigned.

   - Income-Earned Option--Capital gain distributions will be automatically reinvested, but a check or wire will be sent for each dividend distribution.


   - Cash Option--A wire will be sent for each dividend and capital gain distribution. If you selection this option, the distribution will be sent to a pre-designated bank by the payable date.


TAXES


The tax discussion in this prospectus is only a summary of certain federal income tax issues generally affecting the SSgA Funds and their shareholders. Circumstances among investors may vary, so you are encouraged to discuss investment in the SSgA Funds with your tax advisor.

Dividends from net investment income (other than qualified dividend income, as described below) and distributions of net short-term capital gains are taxable to you as ordinary income under federal income tax laws whether paid in cash or in additional shares. Distributions from net long-term gains are taxable as long-term taxable gains regardless of the length of time you have held the shares and whether you were paid in cash or additional shares. Under current federal income tax law (in effect through 2008), distributions of earnings from qualified dividends received by the SSgA Funds from domestic corporations and qualified foreign corporations will be taxable at the same rate as long-term capital gains, which is currently 15% for individuals, instead of at the ordinary income rate.


Distributions, whether received as cash or reinvested in additional shares, may be subject to federal income taxes. Dividends and distributions may also be subject to state or local taxes. Depending on the tax rules in the state in which you live, a portion of the dividends paid by the fund attributable to direct obligations of the US Treasury and certain agencies may be exempt from state and local taxes.


Selling (including an exchange of) your fund shares is a taxable event and may result in capital gain or loss. A capital gain or loss may be realized from an ordinary redemption of shares or an exchange of shares between two mutual funds. Any loss incurred on the sale or exchange of fund shares held for six months or less will be treated as a long-term loss to the extent of long-term capital gain dividends received with respect to such shares. Additionally, any loss realized on a sale, redemption or exchange of shares of a fund may be disallowed under "wash sale" rules to the extent the shares disposed of are replaced with other shares of that fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of the fund. If disallowed, the loss will be reflected in an adjustment to the tax basis of the shares acquired. You are responsible for any tax liabilities generated by your transactions. The wash sale rules are not applicable with respect to money market fund shares.

You will be notified after each calendar year of the amount of income, dividends and net capital gains distributed. You will also be advised of the percentage, if any, of the dividends by the fund that are exempt from federal income tax and the portion, if any, of those dividends that is a tax preference item for purposes of the alternative minimum tax. If you purchase shares of the SSgA Funds through a Financial Intermediary, that entity will provide this information to you. The SSgA Funds are required to withhold a legally determined portion of all taxable dividends, distributions and redemption proceeds payable to any noncorporate shareholder that does not provide the fund with the shareholder's correct taxpayer identification number or certification that the shareholder is not subject to backup withholding. Shareholders that invest in a fund through a tax-deferred account, such as a qualified retirement plan, generally will not have to pay tax on dividends until they are distributed from the account. These accounts are subject to complex tax rules, and you should consult your tax advisor about investing through such an account.


Foreign shareholders invested in any SSgA Fund should consult with their tax advisors as to if and how the United States federal income tax and its withholding requirements applies to them.

FOREIGN INCOME TAXES. Investment income received by the SSgA Funds from sources within foreign countries may be subject to foreign income taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which would entitle the SSgA Funds to a reduced rate of such taxes or exemption from taxes on such income. It is impossible to determine the effective rate of foreign tax for a fund in advance since the amount of the assets to be invested within various countries is not known.


If more than 50% in value of a fund's total assets at the close of any taxable year consists of securities of foreign corporations, the SSgA Funds may file an election with the Internal Revenue Service (the Foreign Election) that would permit you to take a credit (or a deduction) for foreign income taxes paid by the Funds. Such a fund may be subject to certain holding period requirements with respect to securities held to take advantage of this credit. If the Foreign Election is made by a fund, you would include in your gross income both dividends received from the fund and foreign income taxes paid by the fund. You would be entitled to treat the foreign income taxes withheld as a credit against your United States federal income taxes, subject to the limitations set forth in the Internal Revenue Code with respect to the foreign tax credit generally. Alternatively, you could treat the foreign income taxes withheld as an itemized deduction from adjusted gross income in computing taxable income rather than as a tax credit. It is anticipated that certain funds will qualify to make the Foreign Election; however, such funds cannot be certain that they will be eligible to make such an election or that you will be eligible for the foreign tax credit.

                              FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand a fund's financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the fund's financial statements, are included in the annual report, which is available upon request by calling the Distributor at 1-800-647-7327.


This prospectus offers a newly created Select Class of shares of the fund. The returns and all other information shown below are for the Institutional Class of the fund that is not offered in this prospectus.



                                                                              FISCAL YEARS ENDING AUGUST 31,
                                                              2005           2004           2003           2002          2001
NET ASSET VALUE, BEGINNING OF PERIOD                      $     12.72    $     10.80    $      8.68    $      8.31   $     11.37
                                                          -----------    -----------    -----------    -----------   -----------
INCOME FROM OPERATIONS:

     Net investment income(loss)(1)                               .26            .18            .14            .09           .14

     Net realized and unrealized gain (loss)                     5.09           2.00           2.01            .27         (3.13)
                                                          -----------    -----------    -----------    -----------   -----------

         Total Income From Operations                            5.35           2.18           2.15            .36         (2.99)
                                                          -----------    -----------    -----------    -----------   -----------
DISTRIBUTIONS:

     Dividends from net investment income                        (.19)          (.26)          (.03)            --          (.07)

     Dividends from net realized gain on investment              (.41)            --             --             --            --
                                                          -----------    -----------    -----------    -----------   -----------

         Total Distributions                                     (.60)          (.26)          (.03)            --          (.07)
                                                          -----------    -----------    -----------    -----------   -----------

     Redemption Fees Added to Additional Paid-in Capital           --(2)          --(2)          --(2) $       0.1            --(2)
                                                          -----------    -----------    -----------    -----------   -----------

NET ASSET VALUE, END OF PERIOD                            $     17.47    $     12.72    $     10.80    $      8.68   $      8.31
                                                          -----------    -----------    -----------    -----------   -----------
TOTAL RETURN (%)                                                43.83          20.38          24.95           4.45        (26.39)

RATIOS/SUPPLEMENTAL DATA:

     Net assets, end of period ($000 omitted)               1,134,727        697,893        514,069        382,343       334,217

     Ratios to average net assets (%):

         Operating expenses, net                                 1.25           1.25           1.25           1.25          1.25

         Operating expenses, gross                               1.31           1.40           1.35           1.44          1.47

         Net investment income                                   1.64           1.44           1.59            .98          1.48

     Portfolio turnover (%)                                     52.61          64.36          88.02          92.10         49.97


----------
(1)  Average month-end shares outstanding were used for this calculation.

(2)  Less than $.005 per share

                                   SSgA FUNDS

                             SSgA Money Market Fund

                      SSgA US Government Money Market Fund

                         SSgA Tax Free Money Market Fund

                              SSgA Yield Plus Fund

                             SSgA Intermediate Fund

                              SSgA Bond Market Fund

                            SSgA High Yield Bond Fund

                          SSgA Core Opportunities Fund

                             SSgA S&P 500 Index Fund

                          SSgA Disciplined Equity Fund

                               SSgA Small Cap Fund

                          SSgA Enhanced Small Cap Fund

                         SSgA Tuckerman Active REIT Fund

                           SSgA Aggressive Equity Fund

                              SSgA IAM SHARES Fund

                            SSgA Large Cap Value Fund

                    SSgA Large Cap Growth Opportunities Fund

                        SSgA Directional Core Equity Fund

                           SSgA Emerging Markets Fund

                     SSgA International Stock Selection Fund

                  SSgA International Growth Opportunities Fund

                         SSgA Life Solutions Growth Fund

                        SSgA Life Solutions Balanced Fund

                   SSgA Life Solutions Income and Growth Fund

                   ADDITIONAL INFORMATION ABOUT THE SSgA FUNDS

SELECT CLASS SHAREHOLDERS: For shareholder inquiries regarding the Select Class of the SSgA Emerging Markets Fund or to request additional information on the Select Class offered in this prospectus, including the Statement of Additional Information, please contact your Select Intermediary.

The Statement of Additional Information (SAI) includes additional information about the SSgA Funds. The SAI is incorporated into this prospectus by reference and is available, without charge, upon request. The SAI includes, but is not limited to, information on the Funds' policy with respect to selective disclosure of the fund's portfolio holdings. The SAI is available upon request at no charge. To request an SAI other information about the SSgA Funds or to make any shareholder inquiry, please contact:

                        State Street Global Markets, LLC

                          State Street Financial Center

                               One Lincoln Street

                        Boston, Massachusetts 02111-2900

                                 1-800-997-7327


The prospectus and SAI can be viewed from the SSgA Funds' website at www.ssgafunds.com.


You can review and copy information about the SSgA Funds, including the SAI, at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. You can receive information on the operation of the Public Reference Room by calling 1-202-942-8090. Reports and other information about the SSgA Funds are available on the EDGAR database on the Commission's internet site at http://www.sec.gov, and copies also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102.

SSgA Funds' Investment Company Act File No. 811-5430

                                                   Filed pursuant to Rule 485(b)

                                                    File Nos. 33-19229; 811-5430

                                   SSgA FUNDS
                          State Street Financial Center
                               One Lincoln Street
                        Boston, Massachusetts 02111-2900
                                 1-800-997-7327
                                www.ssgafunds.com

                       STATEMENT OF ADDITIONAL INFORMATION

                           SSGA EMERGING MARKETS FUND

                                  SELECT CLASS


                                NOVEMBER 29, 2005

This Statement of Additional Information is not a prospectus. Instead, it supplements or describes in greater detail the SSgA Funds and the series named above as contained in the prospectus dated November 29, 2005. You may obtain a copy of the prospectus by calling 1-800-647-7327 or on the SSgA Funds' website at www.ssgafunds.com.

                                TABLE OF CONTENTS


FUND HISTORY                                                                                                         3

DESCRIPTION OF THE FUND AND ITS INVESTMENT RISKS                                                                     3

   INVESTMENT STRATEGIES                                                                                             3
   HEDGING STRATEGIES AND RELATED INVESTMENT TECHNIQUES                                                              7
   INVESTMENT RISKS                                                                                                 10
   SELECTIVE DISCLOSURE OF THE FUND'S PORTFOLIO HOLDINGS                                                            11
   INVESTMENT RESTRICTIONS                                                                                          12
   TEMPORARY DEFENSIVE POSITION                                                                                     14
   PORTFOLIO TURNOVER                                                                                               14

MANAGEMENT OF THE FUND                                                                                              14

   BOARD OF TRUSTEES AND OFFICERS                                                                                   14
   COMPENSATION                                                                                                     19
   EQUITY SECURITIES BENEFICIALLY OWNED BY TRUSTEES FOR THE CALENDAR YEAR ENDED DECEMBER 31, 2004                   19
   CONTROLLING AND PRINCIPAL SHAREHOLDERS                                                                           20

INVESTMENT ADVISORY AND OTHER SERVICES                                                                              21

   ADVISOR                                                                                                          21
   PORTFOLIO MANAGERS                                                                                               22
   ADMINISTRATOR                                                                                                    23
   CUSTODIAN AND TRANSFER AGENT                                                                                     24
   DISTRIBUTOR                                                                                                      25
   CODE OF ETHICS                                                                                                   25
   DISTRIBUTION PLAN AND SHAREHOLDER SERVICING ARRANGEMENTS                                                         25
   INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM                                                                    26
   LEGAL COUNSEL                                                                                                    27

BROKERAGE PRACTICES AND COMMISSIONS                                                                                 27

PRICING OF FUND SHARES                                                                                              28

TAXES                                                                                                               29

CALCULATION OF PERFORMANCE DATA                                                                                     30

ADDITIONAL INFORMATION                                                                                              31

   SHAREHOLDER MEETINGS                                                                                             31
   CAPITALIZATION AND VOTING                                                                                        31
   FEDERAL LAW AFFECTING STATE STREET                                                                               31
   PROXY VOTING POLICY                                                                                              32
   MASSACHUSETTS BUSINESS TRUST                                                                                     32

FINANCIAL STATEMENTS                                                                                                32

APPENDIX - DESCRIPTION OF SECURITIES RATINGS                                                                        33

APPENDIX:  SSGA FUNDS MANAGEMENT, INC.--PROXY VOTING POLICY                                                         35

                                  FUND HISTORY

SSgA Funds (the Investment Company or the Funds) was organized as a Massachusetts business trust on October 3, 1987, and operates under a First Amended and Restated Master Trust Agreement, dated October 13, 1993, as amended.

                DESCRIPTION OF THE FUND AND ITS INVESTMENT RISKS


The SSgA Funds are an open-end, management investment company under the Investment Company Act of 1940, as amended (the 1940 Act) which offers shares of beneficial interest in separate portfolios, each of which is referred to as a fund. Each fund is diversified(1), in that at least 75% of its total assets are represented by a variety of instruments including cash, government securities, securities of other investment companies, and other securities within the limitations described in the investment restrictions.


INVESTMENT STRATEGIES

To the extent consistent with its fundamental investment objective and restrictions, the fund may invest in the following instruments and utilize the following investment techniques:

FOREIGN CURRENCY. The fund has authority to deal in forward foreign currency exchange contracts (including those involving the US dollar) as a hedge against possible variations in the exchange rate between various currencies. This is accomplished through individually negotiated contractual agreements to purchase or to sell a specified currency at a specified future date and price set at the time of the contract. A fund's dealings in forward foreign currency exchange contracts may be with respect to a specific purchase or sale of a security, or with respect to its portfolio positions generally. A fund is not obligated to hedge its portfolio positions and will enter into such transactions only to the extent, if any, deemed appropriate by Advisor. Forward commitments generally provide a cost-effective way of defending against losses due to foreign currency depreciation in which the securities are denominated.

In addition to the forward exchange contracts, the funds may also purchase or sell listed or OTC foreign currency options and foreign currency futures and related options as a short or long hedge against possible variations in foreign currency exchange rates. The cost to a fund of engaging in foreign currency transactions varies with such factors as the currencies involved, the length of the contract period and the market conditions then prevailing. Transactions involving forward exchange contracts and futures contracts and options thereon are subject to certain risks. Put and call options on currency may also be used to hedge against fluctuation in currency rates when forward contracts and/or futures are deemed to be not cost effective. Options will not be used to provide leverage in any way.

Certain differences exist among these hedging instruments. For example, foreign currency options provide the holder thereof the rights to buy or sell a currency at a fixed price on a future date. A futures contract on a foreign currency is an agreement between two parties to buy and sell a specified amount of a currency for a set price on a future date. Futures contracts and options on futures contracts are traded on boards of trade or futures exchanges. The funds will not speculate in foreign security or currency options or futures or related options.

The fund may not hedge its position with respect to the currency of a particular country to an extent greater than the aggregate market value (at the time of making such transactions) of the securities held in its portfolio denominated or quoted in that particular foreign currency. No fund will enter into a position hedging commitment if, as a result thereof, it would have more than 20% of the value of its assets committed to such contracts. The fund will not enter into a forward contract with a term of more than 36 months.


FOREIGN CURRENCY RISK. A fund that invests in foreign securities or securities denominated in foreign currencies may be adversely affected by changes in currency exchange rates, exchange control regulations, foreign country indebtedness and indigenous economic and political developments. A fund attempts to buy and sell foreign currencies on favorable terms, but will incur the cost of any price spread on currency exchanges when a fund changes investments from one country to another or when proceeds from the sale of shares in US dollars are used for the purchase of securities in foreign countries. Also, some countries may adopt policies which would prevent a fund from repatriating invested capital and dividends, withhold portions of interest and dividends at the source, or impose other taxes, with respect to a fund's investments in securities of issuers of that country. A change in the value of a foreign currency against the US dollar will result in a corresponding change in the US dollar value of the fund's securities. In addition, some emerging market countries may have fixed or managed currencies which are not free-floating against the US dollar. Further, certain emerging(1)


----------
(1) With the exception of the SSgA Tuckerman Active REIT Fund, which is non-diversified.

market currencies may not be internationally traded. Certain of these currencies have experienced a steady devaluation relative to the US dollar. Many emerging markets countries have experienced substantial and in some periods extremely high rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have negative effects on the economies and securities markets of certain emerging market countries.


AMERICAN DEPOSITORY RECEIPTS (ADRs). The fund may invest in ADRs under certain circumstances as an alternative to directly investing in foreign securities. Generally, ADRs, in registered form, are designed for use in the US securities markets. ADRs are receipts typically issued by a US bank or trust company evidencing ownership of the underlying securities. ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. ADRs do not eliminate the risk inherent in investing in the securities of foreign issuers. However, by investing in ADRs rather than directly in a foreign issuer's stock, the fund can avoid currency risks during the settlement period for either purchases or sales. In general, there is a large liquid market in the US for many ADRs. The information available for ADRs is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, which standards may be more uniform and more exacting than those to which many foreign issuers are subject.

EURODOLLAR CERTIFICATES OF DEPOSIT (ECDs), EURODOLLAR TIME DEPOSITS (ETDs) AND YANKEE CERTIFICATES OF DEPOSIT (YCDs). ECDs are US dollar denominated certificates of deposit issued by foreign branches of domestic banks. ETDs are US dollar denominated deposits in foreign banks or foreign branches of US banks. YCDs are US dollar denominated certificates of deposit issued by US branches of foreign banks.

Different risks than those associated with the obligations of domestic banks may exist for ECDs, ETDs and YCDs because the banks issuing these instruments, or their domestic or foreign branches, are not necessarily subject to the same regulatory requirements that apply to domestic banks, such as loan limitations, examinations and reserve, accounting, auditing, recordkeeping and public reporting requirements.

CONVERTIBLE SECURITIES. The fund may hold convertible securities of foreign or domestic issuers. A convertible security is a fixed-income security which may be converted into the issuer's common or preferred stock at a stated price within a specified period of time. Convertible securities are senior to common stocks in a corporation's capital structure but are usually subordinated to similar nonconvertible securities. Convertible securities provide, through their conversion feature, an opportunity to participate in capital appreciation resulting from a market price advance in a convertible security's underlying common stock. The price of a convertible security is influenced by the market value of the underlying common stock and tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying stock declines.

WARRANTS. The fund may invest in warrants which entitle the holder to buy equity securities at a specific price for a specific period of time. Warrants may be considered more speculative than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the securities which may be purchased nor do they represent any rights in the assets of the issuing company. Also, the value of the warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to the expiration date. The fund will not invest more than 5% of the value of its net assets in warrants, or more than 2% in warrants which are not listed on the New York or American Stock Exchanges.

REPURCHASE AGREEMENTS. A fund enters into repurchase agreements with banks and other financial institutions, such as broker-dealers. Under repurchase agreements, these parties sell securities to a fund and agree to repurchase the securities at the fund's cost plus interest within a specified time. In substance, a repurchase agreement is a loan for which the fund receives securities as collateral. Under a repurchase agreement, a fund purchases securities from a financial institution that agrees to repurchase the securities at the fund's original purchase price plus interest within a specified time. The securities purchased by each fund have a total value in excess of the purchase price paid by the fund and are held by the Custodian or another board-approved custodian bank until repurchased. Repurchase agreements assist the fund in being invested fully while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. Repurchase transactions are limited to those member banks of the Federal Reserve System and broker-dealers whose creditworthiness the Advisor continually monitors and considers satisfactory. If the other party or "seller" defaults, a fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the fund are less than the repurchase price and the fund's cost associated with delay and enforcement of the repurchase agreement. In addition, in the event of a bankruptcy of the seller, a fund could suffer additional losses if a court determines that the fund's interest in the collateral is not enforceable. In evaluating whether to enter into a repurchase agreement, the Advisor will carefully consider the creditworthiness of the seller. Distributions of the income from repurchase agreements will be taxable to a fund's shareholders.

REVERSE REPURCHASE AGREEMENTS. Reverse repurchase agreements are considered to be borrowings under the 1940 Act and may be entered into only for temporary or emergency purposes. The fund may enter into reverse repurchase agreements with respect to portfolio securities in accordance with its investment restrictions. Under a reverse repurchase agreement, a fund transfers possession of portfolio securities to financial institutions in return for cash in an amount equal to a percentage of the portfolio securities' market value and agrees to repurchase the securities at a future date by repaying the cash with interest. The fund retains the right to receive interest and principal payments from the securities while they are in the possession of the financial institutions. Cash or liquid high quality debt obligations from a fund's portfolio equal in value to the repurchase price including any accrued interest will be segregated by the Custodian on the fund's records while a reverse repurchase agreement is in effect. Reverse repurchase agreements involve the risk that the market value of securities sold by the fund may decline below the price at which it is obligated to repurchase the securities. Reverse repurchase agreements may be used as a means of borrowing temporarily for extraordinary or emergency purposes or to facilitate redemptions and are not used to leverage the fund.

If the other party or "seller" defaults, a fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the fund are less than the repurchase price and the fund's cost associated with delay and enforcement of the repurchase agreement. In addition, in the event of bankruptcy of the seller, a fund could suffer additional losses if a court determines that the fund's interest in the collateral is not enforceable.

FORWARD COMMITMENTS. The fund may contract to purchase securities for a fixed price at a future date beyond customary settlement time consistent with the fund's ability to manage its investment portfolio and meet redemption requests. A fund may dispose of a commitment prior to settlement if it is appropriate to do so and realize short-term profits or losses upon such sale. When effecting such transactions, cash or liquid high quality debt obligations held by the fund of a dollar amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the fund's records at the trade date and maintained until the transaction is settled. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, or if the other party fails to complete the transaction.

WHEN-ISSUED TRANSACTIONS. New issues of securities are often offered on a when-issued basis. This means that delivery and payment for the securities normally will take place several days after the date the buyer commits to purchase them. The payment obligation and the interest rate that will be received on securities purchased on a when-issued basis are each fixed at the time the buyer enters into the commitment.

The fund will make commitments to purchase when-issued securities only with the intention of actually acquiring the securities, but a fund may sell these securities or dispose of the commitment before the settlement date if it is deemed advisable as a matter of investment strategy. Cash or marketable high quality debt securities equal to the amount of the above commitments will be segregated on the fund's records. For the purpose of determining the adequacy of these securities the segregated securities will be valued at market. If the market value of such securities declines, additional cash or securities will be segregated on the fund's records on a daily basis so that the market value of the account will equal the amount of such commitments by the fund. The fund will not invest more than 25% of its net assets in when-issued securities.

Securities purchased on a when-issued basis and held by the fund are subject to changes in market value based upon the public's perception of changes in the level of interest rates. Generally, the value of such securities will fluctuate inversely to changes in interest rates -- i.e., they will appreciate in value when interest rates decline and decrease in value when interest rates rise. Therefore, if in order to achieve higher interest income a fund remains substantially fully invested at the same time that it has purchased securities on a "when-issued" basis, there will be a greater possibility of fluctuation in the fund's net asset value.

When payment for when-issued securities is due, the fund will meet its obligations from then-available cash flow, the sale of segregated securities, the sale of other securities or, and although it would not normally expect to do so, from the sale of the when-issued securities themselves (which may have a market value greater or less than the fund's payment obligation). The sale of securities to meet such obligations carries with it a greater potential for the realization of capital gains, which are subject to federal income taxes.

SPECIAL SITUATIONS AND ILLIQUID SECURITIES. The fund and the Advisor believe that carefully selected investments in joint ventures, cooperatives, partnerships, private placements, unlisted securities, and other similar vehicles (collectively, "special situations") could enhance the fund's capital appreciation potential. These investments are generally illiquid. The fund currently does not intend to invest more than 5% of its net assets in all types of illiquid securities or securities that are not readily marketable, including special situations. In no case will the fund invest more than 15% of its net assets in illiquid securities. Due to foreign ownership restrictions, the fund may invest periodically in illiquid securities which are or become illiquid due to restrictions on foreign ownership imposed by foreign governments. Said securities may be more difficult to price and trade. The absence of a regular trading market for illiquid securities imposes additional risks on investment in these securities. Illiquid securities may be difficult to value and may often be disposed of only after considerable expense and delay.

US GOVERNMENT OBLIGATIONS. The types of US Government obligations in which the fund may at times invest include: (1) A variety of US Treasury obligations, which differ only in their interest rates, maturities and times of issuance; and
(2) obligations issued or guaranteed by US Government agencies and instrumentalities which are supported by any of the following: (a) the full faith and credit of the US Treasury, (b) the right of the issuer to borrow an amount limited to a specific line of credit from the US Treasury,

(c) discretionary authority of the US Government agency or instrumentality or
(d) the credit of the instrumentality (examples of agencies and instrumentalities are: Federal Land Banks, Federal Housing Administration, Federal Farm Credit Bank, Farmers Home Administration, Export--Import Bank of the United States, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Home Loan Banks, General Services Administration, Maritime Administration, Tennessee Development Bank, Student Loan Marketing Association, International Bank for Reconstruction and Development and Federal National Mortgage Association). No assurance can be given that in the future the US Government will provide financial support to such US Government agencies or instrumentalities described in (2)(b), (2)(c) and (2)(d), other than as set forth above, since it is not obligated to do so by law. The fund may purchase US Government obligations on a forward commitment basis.

INTEREST RATE TRANSACTIONS. The fund may enter into interest rate swaps, on either an asset-based or liability-based basis, depending on whether it is hedging its assets or it liabilities. The fund will usually enter into interest rate swaps on a net basis., i.e., the two payment streams are netted out, with the fund receiving or paying, as the case may be, only the net amount of the two payments. When the fund engages in an interest rate swap, it exchanges its obligations to pay or rights to receive interest payments for the obligations or rights to receive interest payments of another party (i.e., an exchange of floating rate payments for fixed rate payments). The fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities it anticipates purchasing at a later date. Inasmuch as these hedging transactions are entered into for good faith hedging purposes, the Advisor believes such obligations do not constitute senior securities and, accordingly, will not treat them as being subject to the fund's borrowing restrictions. The net amount of the excess, if any, of the fund's obligation over its entitlements with respect to each interest rate swap will be accrued on a daily basis and an amount of cash or liquid high-grade debt securities having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the fund's Custodian. To the extent that the fund enters into interest rate swaps on other than a net basis, the amount maintained in a segregated account will be the full amount of the fund's obligation, if any, with respect to such interest rate swaps, accrued on a daily basis. The fund will not enter into any interest rate swaps unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in the highest rating category of at least one nationally recognized rating organization at the time of entering into such transaction. If there is a default by the other party to such a transaction, the fund will have contractual remedies pursuant to the agreement related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents using standardized swap documentation. As a result, the swap market has become relatively liquid.

The use of interest rate swaps is a highly specialized activity that involves investment techniques and risk different from those associated with ordinary portfolio securities transactions. If the Advisor is incorrect in its forecast of market values, interest rates and other applicable factors, the investment performance of a fund will diminish compared to what it would have been if this investment technique was not used.

The fund may only enter into interest rate swaps to hedge its portfolio. Interest rate swaps do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amounts of interest payments that the fund is contractually obligated to make. If the other party to an interest rate swap defaults, the fund's risk of loss consists of the net amount of interest payments that the fund is contractually entitled to receive. Since interest rate swaps are individually negotiated, the fund expects to achieve an acceptable degree of correlation between its right to receive interest on its portfolio securities and its right and obligation to receive and pay interest pursuant to interest rate swaps.

TOTAL RATE OF RETURN SWAPS. The funds may contract with a counterparty to pay a stream of cash flows and receive the total return of an index or a security for purposes of attempting to obtain a particular desired return at a lower cost to the fund than if the fund had invested directly in an instrument that yielded that desired return. The Advisor will cause the fund to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the SSgA Funds' repurchase agreement guidelines.

INTERFUND LENDING. The SSgA Funds has been granted permission from the SEC to participate in a joint lending and borrowing facility (the "Credit Facility"). Portfolios of the SSgA Funds may borrow money from the SSgA Money Market Fund for temporary purposes. All such borrowing and lending will be subject to a participating fund's fundamental investment limitations. The SSgA Money Market Fund will lend through the program only when the returns are higher than those available from an investment in repurchase agreements or short term reserves. The SSgA Funds will borrow through the program only when the costs are equal to or lower than the cost of bank loans. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day's notice. A participating fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to the SSgA Money Market Fund could result in a lost investment opportunity or additional borrowing costs.

PURCHASE OF OTHER INVESTMENT COMPANY FUNDS. The fund may seek to achieve its investment objective by investing in the shares of certain other investment companies, or exchange traded funds registered as investment companies, that have substantially similar investment objectives and policies. Federal law restricts the ability of one registered investment company to invest in another. As a result, the extent to which the fund may invest in another investment company may be limited. With respect to investments in other mutual funds, the SEC has granted the fund an exemption from the limitations of the 1940 Act that restrict the amount of securities of underlying mutual funds the fund may hold, provided that certain conditions are met. The conditions requested by the SEC were designed to address certain abuses perceived to be associated with funds of funds, including unnecessary costs (such as sales loads, advisory fees that may be borne by the fund and administrative costs), and undue influence by a fund of funds over the underlying fund. The conditions apply only when the fund and its affiliates in the aggregate own more than 3% of the outstanding shares of any one underlying fund.

EQUITY SWAPS. Equity swap agreements are contracts between parties in which one party agrees to make payments to the other party based on the change in market value of a specified index or asset. In return, the other party agrees to make payments to the first party based on the return of a different specified index or asset. Although swap agreements entail the risk that a party will default on its payment obligations, the portfolios will minimize this risk by entering into agreements only with counterparties that the Advisor deems creditworthy. The Advisor will allow the fund to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the SSgA Funds' repurchase agreement guidelines. Swap agreements bear the risk that the portfolios will not be able to meet their obligation to the counterparty. This risk will be mitigated by investing the portfolios in the specific asset for which it is obligated to pay a return.

To gain additional market exposure, the Emerging Markets Fund may also invest in equity linked notes. These are instruments whose return is determined by the performance of a single equity security, a basket of equity securities, or an equity index. Equity linked notes entail illiquidity and default risk. Due to default risk, the manager uses similar analysis to the equity swap procedure in selecting appropriate counterparties.

DEBT SECURITIES. The fund may also invest in debt securities with broad credit ratings that may or may not be investment grade. Debt will typically represent less than 5% of the fund's assets. Debt securities are subject to market and credit risk. Lower rated debt securities may include obligations that are in default or that face the risk of default with respect to principal or interest. Such securities are sometimes referred to as "junk bonds." Please see the Appendix for a description of securities ratings.

HEDGING STRATEGIES AND RELATED INVESTMENT TECHNIQUES

The fund may seek to hedge against movements in the equity markets, interest rates and currency exchange rates through the use of options, futures transactions, and options on futures. The fund has authority to write (sell) covered call and put options on its portfolio securities, purchase put and call options on securities and engage in transactions in stock index options, stock index futures and financial futures and related options on such futures. The fund may enter into such options and futures transactions either on exchanges or in the over-the-counter (OTC) markets. Although certain risks are involved in options and futures transactions, the Advisor believes that, because the fund will only engage in these transactions for hedging purposes, the options and futures portfolio strategies of the fund will not subject the fund to the risks frequently associated with the speculative use of options and futures transactions. The funds may also choose to use futures to generate exposure to certain markets more efficiently than through the use of cash bonds. Although the use of hedging strategies by the fund is intended to reduce the volatility of the net asset value of the fund's shares, the fund's net asset value will nevertheless fluctuate. There can be no assurance that the fund's hedging transactions will be effective.

WRITING COVERED CALL OPTIONS. The fund is authorized to write (sell) covered call options on the securities in which it may invest and to enter into closing purchase transactions with respect to such options. Writing a call option obligates a fund to sell or deliver the option's underlying security, in return for the strike price, upon exercise of the option. By writing a call option, the fund receives an option premium from the purchaser of the call option. Writing covered call options is generally a profitable strategy if prices remain the same or fall. Through receipt of the option premium, the fund would seek to mitigate the effects of a price decline. By writing covered call options, however, the fund gives up the opportunity, while the option is in effect, to profit from any price increase in the underlying security above the option exercise price. In addition, the fund's ability to sell the underlying security will be limited while the option is in effect unless the fund effects a closing purchase transaction.

WRITING COVERED PUT OPTIONS. The fund is authorized to write (sell) covered put options on its portfolio securities and to enter into closing transactions with respect to such options.

When a fund writes a put option, it takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the fund assumes the obligation to pay the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. The fund may seek to terminate its position in a put option it writes before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for an option the fund has written, however, the fund must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to set aside assets to cover its position.

The fund may write put options as an alternative to purchasing actual securities. If security prices rise, the fund would expect to profit from a written put option, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the fund will also profit, because it should be able to close out the option at a lower price. If security prices fall, the fund would expect to suffer a loss. This loss should be less than the loss the fund would have experienced from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.

PURCHASING PUT OPTIONS. The fund is authorized to purchase put options to hedge against a decline in the market value of its portfolio securities. By buying a put option a fund has the right (but not the obligation) to sell the underlying security at the exercise price, thus limiting the fund's risk of loss through a decline in the market value of the security until the put option expires. The amount of any appreciation in the value of the underlying security will be partially offset by the amount of the premium paid by the fund for the put option and any related transaction costs. Prior to its expiration, a put option may be sold in a closing sale transaction and profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the put option plus the related transaction costs. A closing sale transaction cancels out the fund's position as the purchaser of an option by means of an offsetting sale of an identical option prior to the expiration of the option it has purchased. The fund will not purchase put options on securities (including stock index options) if as a result of such purchase, the aggregate cost of all outstanding options on securities held by the fund would exceed 5% of the market value of the fund's total assets.

PURCHASING CALL OPTIONS. The fund is also authorized to purchase call options. The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price (call options on futures contracts are settled by purchasing the underlying futures contract). The fund will purchase call options only in connection with "closing purchase transactions." The fund will not purchase call options on securities (including stock index options) if as a result of such purchase the aggregate cost of all outstanding options on securities held by the fund would exceed 5% of the market value of the fund's total assets.

INTEREST RATE AND FINANCIAL FUTURES OPTIONS. The fund may invest in interest rate futures contracts, foreign currency futures contracts, and options thereon that are traded on a US or foreign exchange or board of trade, as specified in the Prospectuses. An interest rate, foreign currency or index futures contract provides for the future sale by one party and purchase by another party of a specified quantity of financial instruments (such as GNMA certificates or Treasury bonds) or foreign currency or the cash value of an index at a specified price at a future date. A futures contract on an index is an agreement between two parties (buyer and seller) to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. In the case of futures contracts traded on US exchanges, the exchange itself or an affiliated clearing corporation assumes the opposite side of each transaction (i.e., as buyer or seller). A futures contract may be satisfied or closed out by delivery or purchase, as the case may be, of the financial instrument or by payment of the change in the cash value of the index. Frequently, using futures to effect a particular strategy instead of using the underlying or related security or index will result in lower transaction costs being incurred. Although the value of an index may be a function of the value of certain specified securities, no physical delivery of these securities is made. A public market exists in futures contracts covering interest rates, several indexes and a number of financial instruments and foreign currencies.

Each fund may also purchase and write call and put options on futures contracts. Options on futures contracts possess many of the same characteristics as options on securities and indexes (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (in the case of a call) or short position (in the case of a put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. An option on a futures contract may be closed out (before exercise or expiration) by an offsetting purchase or sale of an option on a futures contract of the same series.

As long as required by regulatory authorities, each fund will limit its use of futures contracts and options on futures contracts to hedging transactions. For example, a fund might use futures contracts to hedge against anticipated changes in interest rates that might adversely affect either the value of the fund's securities or the price of the securities which the fund intends to purchase. Additionally, a fund may use futures contracts to create equity exposure for its cash reserves for liquidity purposes.

A fund will only enter into futures contracts and options on futures contracts which are standardized and traded on a US or foreign exchange, board of trade, or similar entity, or quoted on an automated quotation system. A fund will enter into a futures contract only if the contract is "covered" or if the fund at all times maintains with the Custodian liquid assets equal to or greater than the fluctuating

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value of the contract (less any margin or deposit). A fund will write a call or put option on a futures contract only if the option is "covered."

RESTRICTIONS ON THE USE OF FUTURES TRANSACTIONS. The purchase or sale of a futures contract differs from the purchase or sale of a security in that no price or premium is paid or received. Instead, an amount of cash or securities acceptable to the broker and the relevant contract market, which varies, but is generally about 5% of the contract amount, must be deposited with the broker. This amount is known as "initial margin" and represents a "good faith" deposit assuring the performance of both the purchaser and seller under the futures contract. Subsequent payments to and from the broker, called "variation margin," are required to be made on a daily basis as the price of the futures contract fluctuates making the long and short positions in the futures contracts more or less valuable, a process known as "marking to market." At any time prior to the settlement date of the futures contract, the position may be closed out by taking an opposite position which will operate to terminate the position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid to or released by the broker and the purchaser realizes a loss or gain. In addition, a nominal commission is paid on each completed sale transaction.

Regulations of the Commodities Futures Trading Commission applicable to the fund require that all of the fund's futures and options on futures transactions constitute bona fide hedging transactions and that the fund not enter into such transactions if, immediately thereafter, the sum of the amount of initial margin deposits on the fund's existing futures positions and premiums paid for related options would exceed 5% of the market value of the fund's total assets.

RESTRICTIONS ON OTC OPTIONS. The fund may engage in OTC options, including OTC foreign security and currency options and options on foreign security and currency futures, only with member banks of the Federal Reserve System and primary dealers in US Government securities or with affiliates of such banks or dealers which have capital of at least $50 million or whose obligations are guaranteed by an entity having capital of at least $50 million. The fund will acquire only those OTC options for which Advisor believes the fund can receive on each business day at least two independent bids or offers (one of which will be from an entity other than a party to the option).

The staff of the SEC has taken the position that purchased OTC options and the assets used as cover for written OTC options are illiquid securities. Therefore, the fund has adopted an operating policy pursuant to which it will not purchase or sell OTC options (including OTC options on futures contracts) if, as a result of such transaction, the sum of: (1) the market value of outstanding OTC options held by the fund; (2) the market value of the underlying securities covered by outstanding OTC call options sold by the fund; (3) margin deposits on the fund's existing OTC options on futures contracts; and (4) the market value of all other assets of the fund that are illiquid or are not otherwise readily marketable, would exceed 15% of the net assets of the fund, taken at market value. However, if an OTC option is sold by the fund to a primary US Government securities dealer recognized by the Federal Reserve Bank of New York and the fund has the unconditional contractual right to repurchase such OTC option from the dealer at a predetermined price, then the fund will treat as illiquid such amount of the underlying securities as is equal to the repurchase price less the amount by which the option is "in-the-money" (current market value of the underlying security minus the option's strike price). The repurchase price with primary dealers is typically a formula price which is generally based on a multiple of the premium received for the option plus the amount by which the option is "in-the-money."

ASSET COVERAGE FOR FUTURES AND OPTIONS POSITIONS. The fund will not use leverage in its options and futures strategies. Such investments will be made for hedging purposes only. The fund will hold securities or other options or futures positions whose values are expected to offset its obligations under the hedge strategies. The fund will not enter into an option or futures position that exposes the fund to an obligation to another party unless it owns either: (1) an offsetting position in securities or other options or futures contracts; or (2) cash, receivables and short-term debt securities with a value sufficient to cover its potential obligations. The fund will comply with guidelines established by the SEC with respect to coverage of options and futures strategies by mutual funds, and if the guidelines so require will set aside cash and high grade liquid debt securities in a segregated account with its custodian bank in the amount prescribed. The fund's custodian shall maintain the value of such segregated account equal to the prescribed amount by adding or removing additional cash or liquid securities to account for fluctuations in the value of securities held in such account. Securities held in a segregated account cannot be sold while the futures or option strategy is outstanding, unless they are replaced with similar securities. As a result, there is a possibility that segregation of a large percentage of a fund's assets could impede portfolio management or the fund's ability to meeting redemption requests or other current obligations.

RISK FACTORS IN OPTIONS, FUTURES AND FORWARD TRANSACTIONS. The use of options and futures transactions to hedge the fund's portfolio involves the risk of imperfect correlation in movements in the price of options and futures and movements in the price of securities which are the subject of the hedge. If the price of the options or futures moves more or less than the price of hedged securities, the fund will experience a gain or loss which will not be completely offset by movements in the price of the subject of the hedge. The successful use of options and futures also depends on Advisor's ability to correctly predict price movements in the market involved in a particular options or futures transaction. To compensate for imperfect correlations, the fund may purchase or sell stock index options or futures contracts in a greater dollar amount than the hedged securities if the volatility of the hedged securities is historically greater than the volatility of the stock index options or futures contracts. Conversely, the fund may purchase or sell fewer stock index options or futures contracts, if the historical price volatility of the hedged securities is less than that of the stock index options or futures contracts. The risk of imperfect correlation generally tends to diminish as the maturity date of the stock index option or futures contract approaches. Options are also subject to the risks of an illiquid secondary market, particularly in strategies involving writing options, which the fund cannot terminate by exercise. In general, options whose strike prices are close to their underlying instruments' current value will have the highest trading volume, while options whose strike prices are further away may be less liquid.

The fund may contract to purchase securities for a fixed price at a future date beyond customary settlement time. When effecting such transactions, cash or marketable securities held by the fund of a dollar amount sufficient to make payment for the portfolio securities to be purchased will be segregated by the Custodian on the fund's records at the trade date and maintained until the transaction is settled. The failure of the other party to the transaction to complete the transaction may cause a fund to miss an advantageous price or yield. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, or if the other party fails to complete the transaction.

The fund intends to enter into options and futures transactions, on an exchange or in the OTC market, only if there appears to be a liquid secondary market for such options or futures or, in the case of OTC transactions, the Advisor believes the fund can receive on each business day at least two independent bids or offers. However, there can be no assurance that a liquid secondary market will exist at any specific time. Thus, it may not be possible to close an options or futures position. The inability to close options and futures positions also could have an adverse impact on a fund's ability to effectively hedge its portfolio. There is also the risk of loss by a fund of margin deposits or collateral in the event of bankruptcy of a broker with whom the fund has an open position in an option, a futures contract or related option.

The exchanges on which options on portfolio securities are traded have generally established limitations governing the maximum number of call or put options on the same underlying security (whether or not covered) which may be written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written in one or more accounts or through one or more brokers). "Trading limits" are imposed on the maximum number of contracts which any person may trade on a particular trading day.

INVESTMENT RISKS

Investors should consider carefully the substantial risks involved in securities of companies and governments of foreign nations, which are in addition to the usual risks inherent in domestic investments. There may be less publicly available information about foreign companies comparable to the reports and ratings published regarding US companies. Foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to US companies. Many foreign markets have substantially less volume than either the established domestic securities exchanges or the OTC markets. Securities of some foreign companies are less liquid and more volatile than securities of comparable US companies. Commission rates in foreign countries, which may be fixed rather than subject to negotiation as in the US, are likely to be higher. In many foreign countries there is less government supervision and regulation of securities exchanges, brokers and listed companies than in the US, and capital requirements for brokerage firms are generally lower. Settlement of transactions in foreign securities may, in some instances, be subject to delays and related administrative uncertainties.

Investments in companies domiciled in emerging market countries may be subject to additional risks than investment in the US and in other developed countries. These risks include: (1) The volatile social, political and economic conditions that can cause investments in emerging or developing markets to have exposure to economic structures that are generally less diverse and mature. Emerging market countries can have political systems which can be expected to have less stability than those of more developed countries. The possibility may exist that recent favorable economic developments in certain emerging market countries may be suddenly slowed or reversed by unanticipated political or social events in such countries. Moreover, the economies of individual emerging market countries may differ favorably or unfavorably from the US economy in such respects as the rate of growth in gross domestic product, the rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. (2) The small current size of the markets for such securities and the currently low or nonexistent volume of trading can result in a lack of liquidity and in greater price volatility. Until recently, there has been an absence of a capital market structure or market-oriented economy in certain emerging market countries. Because the fund's securities will generally be denominated in foreign currencies, the value of such securities to the fund will be affected by changes in currency exchange rates and in exchange control regulations. A change in the value of a foreign currency against the US dollar will result in a corresponding change in the US dollar value of the fund's securities. In addition, some emerging market countries may have fixed or managed currencies which are not free-floating against the US dollar. Further, certain emerging market currencies may not be internationally traded. Certain of these currencies have experienced a steady devaluation relative to the US dollar. Many emerging markets countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries. (3) The existence of national policies may restrict the fund's investment opportunities and may include restrictions on investment in issuers or industries deemed sensitive to national interests. (4) Some emerging markets countries may not have developed structures governing private or foreign investment and may not allow for judicial redress for injury to private property.

The fund endeavors to buy and sell foreign currencies on favorable terms. Price spreads on currency exchange (to cover service charges) may be incurred, particularly when the fund changes investments from one country to another or when proceeds from the sale of shares in US dollars are used for the purchase of securities in foreign countries. Also, some countries may adopt policies which would prevent the fund from repatriating invested capital and dividends, withhold portions of interest and dividends at the source, or impose other taxes, with respect to the fund's investments in securities of issuers of that country. There also is the possibility of expropriation, nationalization, confiscatory or other taxation, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), default in foreign government securities, domestic and foreign political or social instability, or diplomatic developments that could adversely affect investments in securities of issuers in those nations.

The fund may be affected either favorably or unfavorably by fluctuations in the relative rates of exchange between the currencies of different nations, exchange control regulations and indigenous economic and political developments.

SELECTIVE DISCLOSURE OF THE FUND'S PORTFOLIO HOLDINGS

The SSgA Funds maintain portfolio holdings disclosure policies ("Disclosure Policies") that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the portfolio investments held by a fund. The Disclosure Policies have been approved by the Board of Trustees. Disclosure of each fund's complete holdings is required to be made quarterly within 60 days of the end of each fiscal quarter in the Annual Report and Semi-Annual Report to fund shareholders and in the quarterly holdings report on Form N-Q. These reports are available, free of charge, on the EDGAR database on the SEC's website at www.sec.gov. The Funds' will also make complete portfolio holdings available generally no later than 60 calendar days after the end of the Funds' fiscal quarter on their website at www.ssgafunds.com under "Related Items." Quarterly reports will remain on the site until the next quarter's quarterly reports are posted.

The Disclosure Policies provide that no information concerning the portfolio holdings of the Funds may be disclosed to any unaffiliated third party or shareholder, both individual and institutional, except as provided in the Disclosure Policies. The Disclosure Policies require that any non-public disclosure of the Funds' portfolio holdings to any party, including any shareholder, may only be made if limited exceptions contained in the Disclosure Policies are satisfied. These exceptions are noted below:

   a) The Disclosure Policies permit disclosure of non-public Funds portfolio holdings to any party if that party has signed a written confidentiality agreement that is in form and substance acceptable to, and approved by, the Funds' officers. Fund officers may determine what parties to provide such information to, but will report such disclosures, including the form of the confidentiality agreement, at regular Board of Trustees meetings. No compensation or other consideration is paid as a part of any such arrangement.

   b) The Disclosure Polices permit the disclosure of any and all portfolio information to the Funds' service providers who generally need access to such information in the performance of their contractual duties and responsibilities, such as the Advisor, Sub-Advisor, the Trustees, the directors of the Advisor, the Funds' Custodian, Distributor, Transfer Agent, Administrator, Independent Accountants, Funds counsel, and each of their respective affiliates and advisors, so long as the disclosure is subject to duties of confidentiality imposed by law and/or contract as determined by the Funds' officers. The Codes of Ethics of such service providers prohibit the use of such information for trading purposes and violations of such codes must be reported to the Funds' Chief Compliance Officer. No compensation or other consideration is paid as a part of any such arrangement.

   c) The Disclosure Policies permit disclosure to numerous mutual fund evaluation services (such as Morningstar and Lipper) and due diligence departments of broker-dealers and wirehouses that regularly analyze the portfolio holdings of mutual funds in order to monitor and report on various attributes. These services and departments then distribute the results of their analysis to the public, paid subscribers and/or in-house brokers. In order to facilitate the review of the Funds by these services and departments, the Disclosure Policies provide that the Funds may distribute (or authorize the Administrator, Advisor, Sub-Advisor and the Funds' custodian or fund accountants to distribute) periodic portfolio holdings to such services and departments. If the disclosure of portfolio holding information to any service or department is prior to the public disclosure of this information, the Disclosure Policies require that the service or department is under a written obligation of confidentiality, approved by a Fund officer. No compensation or other consideration is paid as a part of any such arrangement.

   d) The Disclosure Policies permit the Advisor's trading desk to periodically distribute lists of investments held by its clients (including the Funds) for general analytical research purposes. The Disclosure Policies allow this type of disclosure provided that those lists do not identify individual clients or individual client position sizes and that for equity securities, those lists do not show aggregate client position sizes. The Codes of Ethics of such service providers prohibit the use of such information for trading purposes and violations of such codes must be reported to the Funds' Chief Compliance Officer. No compensation or other consideration is paid as a part of any such arrangement.

   e) The Disclosure Policies permit the disclosure of portfolio holdings information as may be required by applicable law.

The Disclosure Policies, permit portfolio managers and other senior officers or spokespersons of the Administrator, Advisor, Sub-Advisor or the Funds to disclose or confirm the ownership of any individual portfolio holding position to reporters, brokers, shareholders, consultants or other interested persons only if such information has been previously publicly disclosed in accordance with the Disclosure Policies. For example, a portfolio manager discussing a fund may indicate that he owns XYZ company for the fund only if the fund's ownership of such company has previously been publicly disclosed.

In determining whether non-public holdings information should be provided to any party in compliance with the Disclosure Policies, Fund officers will consider, among other things, the requesting parties need for such information and whether providing such information is in the best interests of shareholders. In the event of a conflict, a Fund officer will present information to the Board for their consideration.

The Funds' Board of Trustees, the Administrator, the Advisor or the Sub-Advisor may, on a case-by-case basis, impose additional restrictions on the dissemination of portfolio information beyond those found in the Disclosure Policies. The Disclosure Policies will be reviewed and tested by the Funds' Chief Compliance Officer.

The Disclosure Policies may not be waived, or exceptions made, without the consent of a Funds officer. All waivers and exceptions of the Disclosure Policies involving the Funds must be disclosed to the Board of Trustees of the Funds no later than its next regularly scheduled quarterly meeting.

The Disclosure Policies are intended to ensure compliance by the Funds' Administrator, Advisor, The Tuckerman Group LLC (the "Sub-Advisor" with respect to the SSgA Tuckerman Active REIT Fund) and the Funds with applicable regulations of the federal securities laws, including the 1940 Act and the Investment Advisers Act of 1940, as amended. It is the policy of the Administrator, Advisor and Sub-Advisor to protect the confidentiality of client holdings and prevent the selective disclosure of non-public information concerning the Funds.

INVESTMENT RESTRICTIONS

The fund is subject to the following investment restrictions. Restrictions 1 through 11 are fundamental, and restrictions 12 through 15 are nonfundamental. A fundamental restriction may only be changed by a vote of a majority of the fund's shareholders. A nonfundamental restriction may be changed by a vote of the Board of Trustees without shareholder approval. These restrictions apply at the time an investment is made. The fund will not:

   1. Invest 25% or more of the value of its total assets in securities of companies primarily engaged in any one industry (other than the US Government, emerging market governments, their agencies and instrumentalities). Concentration may occur as a result of changes in the market value of portfolio securities, but may not result from investment.

   2. Borrow money, except as a temporary measure for extraordinary or emergency purposes or to facilitate redemptions (not for leveraging or investment), provided that borrowings do not exceed an amount equal to 33-1/3% of the current value of the fund's assets taken at market value, less liabilities other than borrowings. If at any time a fund's borrowings exceed this limitation due to a decline in net assets, such borrowings will within three days be reduced to the extent necessary to comply with this limitation. A fund will not purchase investments once borrowed funds exceed 5% of its total assets.

   3. Pledge, mortgage, or hypothecate its assets. However, the fund may pledge securities having a market value (on a daily marked-to-market basis) at the time of the pledge not exceeding 33-1/3% of the value of the fund's total assets to secure borrowings permitted by paragraph (2) above.

   4. With respect to 75% of its total assets, invest in securities of any one issuer (other than securities issued by the US Government, emerging markets governments, their agencies and instrumentalities), if immediately after and as a result of such investment the current market value of the fund's holdings in the securities of such issuer exceeds 5% of the value of the fund's assets and to not more than 10% of the outstanding voting securities of such issuer.

   5. Make loans to any person or firm; provided, however, that the making of a loan shall not include (i) the acquisition for investment of bonds, debentures, notes or other evidences of indebtedness of any corporation or government which are publicly distributed or of a type customarily purchased by institutional investors, or (ii) the entry into "repurchase agreements" or "reverse repurchase agreements." A fund may lend its portfolio securities to broker-dealers or other institutional investors if the aggregate value of all securities loaned does not exceed 33-1/3% of the value of the fund's total assets. Portfolio securities may be loaned if collateral values are continuously maintained at no less than 100% by "marking to market" daily.

   6. Purchase or sell commodities or commodity futures contracts or option on a futures contract except that the fund may enter into futures contracts and options thereon for hedging purposes, including protecting the price or interest rate of a security that the fund intends to buy and which relate to securities in which the fund may directly invest and indices comprised of such securities, and may purchase and write call and put options on such contracts, and if, as a result thereof, more than 10% of the fund's total assets (taken at market value at the time of entering into the contract) would be committed to initial deposits and premiums on open futures contracts and options on such contracts.

   7. Purchase or sell real estate or real estate mortgage loans; provided, however, that the fund may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein (including real estate investment trusts), and may purchase or sell currencies (including forward currency exchange contracts), futures contracts and related options generally as described in the Prospectus and Statement of Additional Information.

   8. Except as required in connection with permissible financial options activities and futures contracts, purchase securities on margin or underwrite securities issued by others, except that a fund will not be deemed to be an underwriter or to be underwriting on account of the purchase of securities subject to legal or contractual restrictions on disposition. This restriction does not preclude the fund from obtaining such short-term credit as may be necessary for the clearance of purchases and sales of its portfolio securities.

   9. Issue senior securities, except as permitted by its investment objective, policies and restrictions, and except as permitted by the 1940 Act. This restriction shall not be deemed to prohibit the fund from (i) making any permitted borrowings, mortgages or pledges, or (ii) entering into repurchase transactions.

   10. Purchase or sell puts, calls or invest in straddles, spreads or any combination thereof, except as described herein and in the fund's Prospectus, and subject to the following conditions: (i) such options are written by other persons and (ii) the aggregate premiums paid on all such options which are held at any time do not exceed 5% of the fund's total assets.

   11. Make short sales of securities or purchase any securities on margin, except for such short-term credits as are necessary for the clearance of transactions. The fund may make initial margin deposits and variation margin payments in connection with transactions in futures contracts and related options.

   12. Purchase from or sell portfolio securities to its officers or directors or other "interested persons" (as defined in the 1940 Act) of the fund, including their investment advisors and affiliates, except as permitted by the 1940 Act and exemptive rules or orders thereunder.

   13. Invest more than 15% of its net assets in the aggregate, on an ongoing basis, in illiquid securities or securities that are not readily marketable, including repurchase agreements and time deposits of more than seven days' duration.

   14. Make investments for the purpose of gaining control of an issuer's management.

   15. Invest in warrants, valued at the lower of cost or market, in excess of 5% of the value of the fund's net assets. Included in such amount, but not to exceed 2% of the value of the fund's net assets, may be warrants which are not listed on the New York Stock Exchange or American Stock Exchange. Warrants acquired by the fund in units or attached to securities may be deemed to be without value.

With respect to the industry concentration outlined in Investment Restriction No. 1, the Advisor treats US domestic banks and foreign branches of US banks as a separate industry from foreign banks.

To the extent these restrictions reflect matters of operating policy which may be changed without shareholder vote, these restrictions may be amended upon approval by the Board of Trustees and notice to shareholders. The fund currently does not intend to invest in the securities of any issuer that would qualify as a real estate investment trust under federal tax law.

Except with respect to Investment Restriction Nos. 2 and 13, if a percentage restriction is adhered to at the time of investment, a subsequent increase or decrease in a percentage resulting from a change in the values of assets will not constitute a violation of that restriction, except as otherwise noted.

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TEMPORARY DEFENSIVE POSITION

For defensive purposes, the fund may invest temporarily in short-term fixed income securities. These include obligations issued or guaranteed as to principal and interest by the US Government, its agencies or instrumentalities and repurchase agreements collateralized by these obligations; commercial paper; bank certificates of deposit; bankers' acceptances and time deposits. These short-term, fixed income securities may be used without limitation to invest uncommitted cash balances or to maintain liquidity to meet shareholder redemptions. This strategy may be inconsistent with the fund's principal investment strategy in an attempt to respond to adverse market, economic, political or other conditions. Taking such a temporary defensive position may result in the fund not achieving its investment objective.

PORTFOLIO TURNOVER

Generally, securities are purchased for the fund for investment income and/or capital appreciation and not for short-term trading profits. The Advisor's sell discipline for the fund's investment in securities is based on the premise of a long-term investment horizon, however, sudden changes in valuation levels arising from, for example, new macroeconomic policies, political developments, and industry conditions could change the assumed time horizon. Liquidity, volatility, and overall risk of a position are other factors considered by the Advisor in determining the appropriate investment horizon. Therefore, the fund may dispose of securities without regard to the time they have been held when such action, for defensive or other purposes, appears advisable.

The portfolio turnover rate for the fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the particular year, by the monthly average value of the portfolio securities owned by the fund during the year. For purposes of determining the rate, all short-term securities, including options, futures, forward contracts and repurchase agreements, are excluded. A high turnover rate (over 100%) will: (1) increase transactions expenses which will adversely affect a fund's performance; and (2) result in increased brokerage commissions and other transaction costs, and the possibility of realized capital gains. To the extent any realized gains are short-term capital gains, they will generally be taxed at ordinary income rates. The payment of any taxes will impact a shareholder's net return from holding an interest in the fund.

In addition, the fund trades more actively to realize gains and/or to increase yields on investments by trading to take advantage of short-term market variations. This policy is expected to result in higher portfolio turnover for the fund. However, the fund does not give significant weight to attempting to realize long-term, rather than short-term, capital gains when making portfolio management decisions.

The fund's portfolio turnover rate may also be affected by participation in initial public offerings (IPOs). The fund is authorized to participate in IPOs and then immediately sell the security in the aftermarket. This practice could result in active and frequent trading of portions of the fund's portfolio and an increase in the fund's portfolio turnover rate.

The portfolio turnover shown below is for the original SSgA Funds class (referred to as the "Institutional class"). The portfolio turnover rate for the Institutional Class for the fiscal years ended August 31 was:


        2005                        2004                     2003
        -----------------------------------------------------------
         52.61%                      64.36%                   88.02%


                             MANAGEMENT OF THE FUND

BOARD OF TRUSTEES AND OFFICERS

The Board of Trustees is responsible for overseeing generally the management, activities and affairs of each fund and has approved contracts with various financial organizations to provide, among other services, day-to-day management required by the SSgA Funds (see the section called "Investment Advisory and Other Services."). The Trustees hold office for the life of the Trust. A Trustee may resign or retire, and may be removed at any time by a vote of two-thirds of Investment Company shares or by a vote of a majority of the Trustees. The Trustees shall promptly call and give notice of a meeting of shareholders for the purpose of voting upon removal of any Trustee when requested to do so in writing by holders of not less than 10% of the shares then outstanding. A vacancy on the Board of Trustees may be filled by the vote of a majority of the remaining Trustees, provided that immediately thereafter at least two-thirds of the Trustees have been elected by shareholders. The officers are responsible for the day-to-day management and administration of the SSgA Funds' operations and are elected annually by the Board of Trustees.

COMMITTEES OF THE BOARD OF TRUSTEES. There are five standing committees of the Board of Trustees:




   - The Audit Committee's primary functions are to recommend the selection, retention or termination of auditors and, in connection therewith, to evaluate the independence of the auditors, including whether the auditors provide any consulting services to the manager, and to receive the auditors' specific representations as to their independence; meet with the Funds' independent auditors, including private meetings, as necessary to: (i) review the arrangements for and scope of the annual audit and any special audits; (ii) discuss any matters of concern relating to the Funds' financial statements, including any adjustments to such statements recommended by the auditors, or other results of said audit(s); (iii) consider the auditors' comments with respect to the Funds' financial policies, procedures and internal accounting controls and management's responses thereto; (iv) review the form of opinion the auditors propose to render to the Board and shareholders; (v) consider the effect upon the SSgA Funds of any changes in accounting principles or practices proposed by management or the auditors; (vi) review the fees charged by the auditors for audit and non-audit services; (vii) investigate improprieties or suspected improprieties in fund operations; (viii) pre-approve fund audit services and associated fees; (ix) pre-approve non-audit services provided to the fund and to the fund's adviser or service affiliates (entities that are affiliated with the fund's investment adviser and provide ongoing services to the fund) where the services have a direct impact on the operations of financial reporting of the fund; (x) receive and consider, prior to the filing of an audit report with the SEC, reports from the fund's independent auditor regarding its audit; (xi) receive and consider reports from fund management of any significant deficiencies in the design or operation of the fund's internal controls; (xii) report its activities to the full Board on a regular basis and to make such recommendations with respect to the above and other matters as the Committee may deem necessary or appropriate; and (xiii) perform such other functions consistent with the Audit Committee Charter, the Investment Company's By-laws and governing law, as the Audit Committee or the Board of Trustees deems necessary or appropriate. The Audit Committee consists of Messrs. Marshall, Mastrovich, Riley, Shirk, Taber, and Todd (the Independent Trustees). For the fiscal year ending August 31, 2005, the Audit Committee held six meetings.

   - The Valuation Committee's primary purpose is to make fair value determinations as set forth in the SSgA Funds' Securities Valuation Procedures. The Investment Company has established procedures and guidelines for valuing portfolio securities and makes fair value determinations from time to time through the Valuation Committee, with the assistance of the Oversight Committee, State Street Bank and Trust Company (State Street) and SSgA Funds Management, Inc. The Valuation Committee reviews the actions and recommendations of the Oversight Committee at each quarterly Board of Trustees meeting. The Valuation Committee consists of the Independent Trustees and Mr. Anderson and held no meetings during the previous fiscal year.

   - The primary functions of the Governance and Nominating Committees are to review and evaluate the composition and performance of the Board and make nominations for membership on all Board committees and review the responsibilities of each committee; and to review governance procedures, compensation of Independent Trustees, and independence of outside counsel to the Trustees. The Nominating Committee will not consider nominees recommended by securities holders. The Nominating Committee is a sub-committee of the Governance Committee and consists of the Independent Trustees. The Governance Committee consists of the Independent Trustees and Mr. Anderson. For the fiscal year ending August 31, 2005, the Governance and Nominating Committees met three times.


   - The primary function of the Legal and Compliance Committee is to investigate matters referred to it by the Chief Legal Officer and recommend (but not require) that the SSgA Funds implement an appropriate response to evidence of a material violation of the securities laws or breach of fiduciary duty or similar violation by the Investment Company or its officers; and to oversee generally the Investment Company's responses to regulatory inquiries. The Compliance Committee consists of the Independent Trustees and met once during the previous fiscal year.


   - The following lists the SSgA Funds' trustees and principal officers, mailing addresses and ages, positions with the SSgA Funds and length of time served, and present and principal occupations and, with respect to the trustees, other directorships held during the past five years.

INTERESTED TRUSTEE


                                                                                                                 NUMBER OF
                          POSITION(S) WITH SSgA                                                                  PORTFOLIOS IN
                          FUNDS;                                                                                 FUND COMPLEX
NAME, ADDRESS AND         LENGTH OF TIME                        PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS;     OVERSEEN BY
AGE                       SERVED                                OTHER DIRECTORSHIPS HELD                         TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
Lynn L. Anderson          -  Trustee since 1988                 -   Vice Chairman, Frank Russell Company         26
909 A Street              -  Interested Person of the SSgA          (institutional financial consultant);
Tacoma, WA 98402             Funds (as defined in the 1940      -   Chairman of the Board, Frank Russell Trust
Age 66                       Act) due to his employment by          Company;
                             the parent company of the          -   Trustee, Frank Russell Investment Company,
                             Administrator                          Russell Investment Funds (registered
                          -  Chairman of the Board and              investment companies);
                             President                          -   Director, Frank Russell Asset Management
                          -  Member, Governance Committee           (Cayman) II and Frank Russell Asset
                          -  Member, Valuation Committee            Management (Cayman) III (general partners
                                                                    of limited partnerships).

Peter G. Leahy            -  Trustee since 2005                 -   2004 to Present, Executive Vice President,   26
State Street Financial    -  Interested Person of the SSgA          State Street Global Advisors;
Center                       Funds (as defined in the 1940      -   1991-2004, Senior Vice President,
One Lincoln Street           Act) due to his employment by          State Street Global Advisors;
Boston, MA  02111-2900       the parent company of the          -   Director, State Street Global Markets LLC.
Age 45                       Administrator



INDEPENDENT TRUSTEES


                                                                                                                 NUMBER OF
                          POSITION(S) WITH SSgA                                                                  PORTFOLIOS IN
                          FUNDS;                                                                                 FUND COMPLEX
NAME, ADDRESS AND         LENGTH OF TIME                        PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS;     OVERSEEN BY
AGE                       SERVED                                OTHER DIRECTORSHIPS HELD                         TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
William L. Marshall       -  Trustee since 1988                 -   Chief Executive Officer and President, Wm.   26
33 West Court Street      -  Chairman, Audit Committee              L. Marshall Associates, Inc., Wm. L.
Doylestown, PA 18901      -  Member, Governance and                 Marshall Companies, Inc. and the Marshall
Age 63                       Nominating Committee                   Financial Group, Inc. (a registered
                          -  Member, Valuation Committee            investment advisor and provider of
                                                                    financial and related consulting
                                                                    services);
                                                                -   Certified Financial Planner and Member,
                                                                    Financial Planners Association; and
                                                                -   Registered Representative and Principal
                                                                    for Securities with Cambridge Investment
                                                                    Research,

                             Committee                              Inc., Fairfield, Iowa.
                          -  Member, Compliance Committee

Steven J. Mastrovich      -  Trustee since 1988                 -   September 2000 to Present, Global Head of    26
623 Clapboardtree Street  -  Member, Audit Committee                Structured Real Estate, J.P. Morgan
Westwood, MA 02090        -  Member, Governance and                 Investment Management (private real estate
Age 49                       Nominating Committee                   investment for clients primarily outside
                          -  Member, Valuation Committee            of the US to locate private real estate
                          -  Member, Compliance Committee           investments in the US);
                                                                -   January 2000 to September 2000, Managing
                                                                    Director, HSBC Securities (USA) Inc.
                                                                    (banking and financial services);
                                                                -   From 1998 to 2000, President, Key Global
                                                                    Capital, Inc. (provider of equity and
                                                                    mezzanine capital to real estate
                                                                    industry);
                                                                -   From 1997 to 1998, Partner, Squire,
                                                                    Sanders & Dempsey (law firm); and
                                                                -   From 1994 to 1997, Partner, Brown,
                                                                    Rudnick, Freed & Gesmer (law firm).

Patrick J. Riley          -  Trustee since 1988                 -   2003 to Present, Associate Justice,          26
One Corporate Place       -  Member, Audit Committee                Commonwealth of Massachusetts Superior
55 Ferncroft Road         -  Chairman, Governance and               Court;
Danvers, MA 01923            Nominating Committee               -   1985 to 2002, Partner, Riley, Burke &
Age 57                    -  Member, Valuation Committee            Donahue, L.L.P. (law firm); and
                          -  Member, Compliance Committee       -   Director, SSgA Cash Management Fund plc;
                                                                    and State Street Global Advisors Ireland,
                                                                    Ltd. (investment companies).

Richard D. Shirk          -  Trustee since 1988                 -   March 2001 to April 2002, Chairman,          26
1180 Brookgate Way, NE    -  Member, Audit Committee                Cerulean Companies, Inc. (holding company)
Atlanta, GA 30319-2877    -  Member, Governance and                 (Retired);
Age 60                       Nominating Committee               -   1996 to March 2001, President and Chief
                          -  Member, Valuation Committee            Executive Officer, Cerulean Companies,
                          -  Member, Compliance Committee           Inc. (holding company);
                                                                -   1992 to March 2001, President and Chief
                                                                    Executive Officer, Blue Cross/Blue Shield
                                                                    of Georgia (trade association for
                                                                    independent Blue Cross and Blue Shield
                                                                    health care plans);
                                                                -   1993 to November 2001, Chairman and Board
                                                                    Member, Georgia Caring for Children
                                                                    Foundation (private foundation);
                                                                -   November 1998 to Present, Board Member,
                                                                    Healthcare Georgia Foundation (private
                                                                    foundation); and
                                                                -   September 2002 to Present, Board Member,
                                                                    Amerigroup Corp. (managed health care).

Bruce D. Taber            -  Trustee since 1991                 -   Consultant, Computer Simulation, General     26
26 Round Top Road         -  Member, Audit Committee                Electric Industrial Control Systems
Boxford, MA 01921         -  Member, Governance and                 (diversified technology and services
Age 62                       Nominating Committee                   company); and
                          -  Chairman, Valuation Committee      -   Director, SSgA Cash Management Fund plc
                          -  Member, Compliance Committee           and State Street Global Advisors Ireland,
                                                                    Ltd. (investment companies).

Henry W. Todd             -  Trustee since 1988                 -   Chairman, President and CEO, A.M. Todd
150 Domorah Drive         -  Alternate Chairman, Audit              Group, Inc. (flavorings manufacturer);
Montgomeryville,             Committee                          -   President and CEO, Zink & Triest Co., Inc.
PA 18936                  -  Member, Governance and                 (dealer in vanilla flavoring); and
Age 58                       Nominating Committee               -   Director, SSgA Cash Management Fund plc
                          -  Member, Valuation Committee            and State Street Global Advisors Ireland,
                          -  Chairman, Compliance Committee         Ltd. (investment companies).


PRINCIPAL OFFICERS


                             POSITION(S) WITH SSgA
                             FUNDS;
NAME, ADDRESS AND            LENGTH OF TIME
AGE                          SERVED                             PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
--------------------------------------------------------------------------------------------------------------
James Ross                   -  Vice President since 2002       -  2005 to Present, President, SSgA Funds
State Street                 -  Principal Executive Officer        Management, Inc. (investment advisor)
Financial Center                since 2005                      -  2001 to 2005, Principal, SSgA Funds
One Lincoln Street                                                 Management, Inc.;
Boston, MA 02111-2900                                           -  2000 to Present, Principal, State Street
Age 40                                                             Global Advisors (investment management);
                                                                -  1992 to 2000, Vice President, State Street
                                                                   Corporation (diversified financial
                                                                   services);
                                                                -  2000 to Present, Vice President,
                                                                   streetTRACKS Series Trust (registered
                                                                   investment company).

Mark E. Swanson           -  Treasurer and Principal            -  Director - Investment Operations, Frank
909 A Street                 Accounting Officer since 2000         Russell Investment Management Company
Tacoma, WA                                                         (investment management) and Frank Russell
                                                                   Trust Company (trust company);

98402                                                           -  Treasurer and Chief Accounting Officer,
Age 42                                                             Frank Russell Investment Company and
                                                                   Russell Investment Funds (registered
                                                                   investment companies); and
                                                                -  Director, Russell Fund Distributors, Inc.
                                                                   and Frank Russell Investment Management
                                                                   Company.

Peter A. Ambrosini        -  Chief Compliance Officer           -  February 2001 to present, Senior Principal,
State Street                 since 2004                            Chief Compliance and Risk Management
Financial Center                                                   Officer, State Street Global Advisors;
One Lincoln Street                                              -  2001 to present, Chief Compliance Officer,
Boston, MA 02111-2900                                              SSgA Funds Management, Inc.; and
Age 62                                                          -  September 1985 to February 2001, Managing
                                                                   Director, Regulatory Compliance Consulting
                                                                   Group, PricewaterhouseCoopers.

Deedra S. Walkey          -  Secretary and Chief Legal          -  Assistant Secretary and Associate General
909 A Street                 Officer since 2005                    Counsel, Frank Russell Company
Tacoma, WA 98402                                                   (institutional financial consultant); Frank
Age 41                                                             Russell Investment Management Company
                                                                   (investment management); Frank Russell
                                                                   Trust Company, and Russell Insurance Agency
                                                                   Inc.


COMPENSATION


Trustees who are not officers or employees of Frank Russell Investment Management Company, SSgA Funds Management, Inc. or their affiliates are paid each calendar year an annual base retainer fee of $60,000, and an annual retainer for membership on committees of $6,000 (Audit Committee), $4,000 (Governance and Nominating Committee), $7,000 (Valuation Committee), and $4,000 (Legal and Compliance Committee). The Independent Trustees are paid a per-meeting fee for attendance of $6,000 (regular Board of Trustees meetings); $2,500 (Independent Trustees meetings); $4,000 (Audit Committee meetings), $2,500 (Governance and Nominating Committee meetings), $2,500 (Legal and Compliance Committee meetings), $750 (telephonic meetings under thirty minutes), and $1,500 (telephonic meetings over thirty minutes). The Chairman of each Committee is additionally reimbursed an annual fee as follows: $10,000 (Audit Committee Chairman); and $5,000 (Governance and Nominating Committee Chairman, Legal and Compliance Committee Chairman, and Valuation Committee Chairman). The Independent Trustees are reimbursed for travel and other expenses in connection with meeting attendance. As of the date of this SAI, the Trustees were not paid pension or retirement benefits as part of Investment Company expenses. However, the SSgA Funds have implemented an optional deferred compensation plan by which the Independent Trustees may invest a portion of their compensation in shares of the SSgA Funds. The Investment Company has obtained an exemptive order from the SEC to enable it to offer this benefit. The Investment Company's officers are compensated by either the Administrator or its affiliates or the Advisor and its affiliates.



                                                                          FISCAL 2005 TOTAL
                                                                     COMPENSATION FROM FUND AND
                                         FISCAL 2005 AGGREGATE          FUND COMPLEX PAID TO
               NAME/POSITION             COMPENSATION FROM FUND               TRUSTEES
       -------------------------------------------------------------------------------------------
       Lynn L. Anderson, Chairman
       of the Board and President                  None                              None

       William L. Marshall, Trustee             $ 5,058                         $ 145,164

       Steven J. Mastrovich, Trustee            $ 4,950                         $ 142,337

       Patrick J. Riley, Trustee                $ 4,917                         $ 141,836

       Richard D. Shirk, Trustee                $ 4,985                         $ 143,175

       Bruce D. Taber, Trustee                  $ 5,037                         $ 144,454

       Henry W. Todd, Trustee                   $ 5,230                         $ 150,873


EQUITY SECURITIES BENEFICIALLY OWNED BY TRUSTEES FOR THE CALENDAR YEAR ENDED DECEMBER 31, 2004


                                                                                        AGGREGATE DOLLAR RANGE
                                                                                        OF EQUITY SECURITIES IN
                                                                                        ALL REGISTERED INVESTMENT
                                                                                        COMPANIES OVERSEEN BY
                                                                                        TRUSTEES IN FAMILY OF
TRUSTEE                            DOLLAR RANGE OF EQUITY SECURITIES IN EACH FUND       INVESTMENT COMPANIES
Lynn L. Anderson, Trustee      Disciplined Equity Fund              $10,001-$50,000     $50,001-$100,000
                               Small Cap Fund                       $10,001-$50,000

William L. Marshall, Trustee   Core Opportunities Fund              $10,001-$50,000     Over $100,000
                               Disciplined Equity Fund              $10,001-$50,000
                               Aggressive Equity Fund               $10,001-$50,000
                               Emerging Markets Fund                $10,001-$50,000

Steven J. Mastrovich, Trustee  S&P 500 Index Fund                   $50,001-$100,000    $50,001-$100,000

Patrick J. Riley, Trustee      Special Equity Fund                  $10,001-$50,000     Over $100,000
                               Aggressive Equity Fund               $10,001-$50,000
                               International Stock Selection Fund   $50,001-$100,000
                               Emerging Markets Fund                $50,001-$100,000
                               Core Opportunities Fund              Over $100,000
                               Small Cap Fund                       Over $100,000
                               Disciplined Equity Fund              Over $100,000

Richard D. Shirk, Trustee      Special Equity Fund                  $10,001-$50,000     $10,001-$50,000

Bruce D. Taber, Trustee        Bond Market Fund                     $10,001-$50,000     $50,001-$100,000
                               Disciplined Equity Fund              $10,001-$50,000
                               Small Cap Fund                       $0-$10,000

Henry W. Todd, Trustee         All Funds                            $0                  $0

CONTROLLING AND PRINCIPAL SHAREHOLDERS


State Street Bank and Trust Company (State Street) may from time to time have discretionary authority over accounts which invest in Investment Company shares. These accounts include accounts maintained for securities lending clients and accounts which permit the use of Investment Company portfolios as short-term cash sweep investments. Shares purchased for all discretionary accounts are held of record by State Street, who retains voting control of such shares. As of November 1, 2005, State Street held of record less than 25% of the issued and outstanding shares of the Investment Company (in the aggregate) in connection with its discretionary accounts, however, State Street may hold more than 25% of such shares in any one series of the Investment Company. Consequently, State Street is not deemed to be a controlling person of Investment Company for purposes of the 1940 Act.


The Trustees and officers of Investment Company, as a group, own less than 1% of Investment Company's voting securities.

Frank Russell Investment Management Company, Investment Company's Administrator ("Administrator"), will be the initial sole shareholder of the Select Class shares of the fund until such time as the Select Class has public shareholders and therefore the Administrator may be deemed to be a controlling person for purposes of the 1940 Act.


As of November 1, 2005, the following shareholders owned of record 5% or more of the issued and outstanding shares of the Institutional Class of the fund. Such shares may be held pursuant to a shareholder servicing arrangement in omnibus accounts for underlying shareholders:

- Charles Schwab & Co., Inc., 101 Montgomery Street, San Francisco, CA 94104-4122 - 23.59%

-    Knotfloat & Co., PO Box 5496, Boston, MA 02206-5496 - 14.44%

- National Financial Services Corp., PO Box 3908, Church Street Station, New York, NY 10008-3908 - 9.25%

-    Airview & Co., PO Box 1992, Boston, MA 02105-1992 - 5.57%


                     INVESTMENT ADVISORY AND OTHER SERVICES

ADVISOR

SSgA Funds Management, Inc. (the Advisor) serves as the SSgA Funds' investment advisor pursuant to an Advisory Agreement dated May 1, 2001 (the Advisory Agreement). The Advisor is a wholly owned subsidiary of State Street Corporation, a publicly held bank holding company. The Advisor, State Street, and other advisory affiliates of State Street make up State Street Global Advisors (SSgA), the investment management arm of State Street Corporation. State Street, the SSgA Funds' Custodian and Transfer and Dividend Paying Agent, and State Street Global Markets, LLC, the Funds' Distributor, are affiliated persons of the Advisor. The address of the Advisor is State Street Financial Center, One Lincoln Street, Boston, MA 02111-2900. State Street Corporation's address is 225 Franklin Street, Boston, MA 02110.

The Advisory Agreement will continue from year to year provided that a majority of the Trustees who are not interested persons of the fund and either a majority of all Trustees or a majority of the shareholders of the fund approve its continuance. The Advisory Agreement may be terminated by the Advisor or a fund without penalty upon sixty days' notice and will terminate automatically upon its assignment.

Under the Advisory Agreement, the Advisor directs the SSgA Funds' investments in accordance with each fund's investment objective, policies and limitations. For these services, the fund pays an annual management fee to the Advisor. The management fee rate is a percentage of the average daily net asset value of the fund, calculated daily and paid monthly.

The management fee of the Select Class is the same as the management fee of the Institutional class. The management fee is allocated equally among classes and shareholders. The Institutional Class accrued the following expenses to the Advisor during the last three fiscal years ended August 31:

     2005                     2004                       2003
     ---------------------------------------------------------------
     $ 6,871,917              $ 4,906,933                $ 2,992,650


Through December 31, 2005, the Advisor has contractually agreed to reimburse the fund for all expenses in excess of 1.25% of average daily net assets on an annual basis, which amounted to the following for the last three fiscal years ended August 31:


     2005                     2004                         2003
     ---------------------------------------------------------------
     $ 503,240                $ 993,462                    $ 400,431



PORTFOLIO MANAGERS

OTHER ACCOUNTS MANAGED. A portfolio manager may be subject to potential conflicts of interest because he or she is responsible for other accounts in addition to the fund. Potential conflicts may arise out of: (a) the portfolio manager's execution of different investment strategies for various accounts; or
(b) the allocation of investment opportunities among the portfolio manager's accounts with the same strategy.

A potential conflict of interest may arise as a result of the portfolio managers' responsibility for multiple accounts with similar investment guidelines. Under these circumstances, a potential investment may be suitable for more than one of the portfolio manager's accounts, but the quantity of the investment available for purchase is less than the aggregate amount the accounts would ideally devote to the opportunity. Similar conflicts may arise when multiple accounts seek to dispose of the same investment. The portfolio manager may also manage accounts whose objectives and policies differ from that of the fund. These differences may be such that under certain circumstances, trading activity appropriate for one account managed by the portfolio manager may have adverse consequences for another account managed by the portfolio manager. For example, an account may sell a significant position in a security, which could cause the market price of that security to decrease, while the fund maintained its position in that security.

A potential conflict may arise when the portfolio manager is responsible for accounts that have different advisory fees - the difference in fees could create an incentive for the portfolio manager to favor one account over another, for example, in terms of access to investment opportunities. This conflict may be heightened if an account is subject to a performance-based fee. Another potential conflict may arise when the portfolio manager has an investment in one or more accounts that seek to purchase or dispose of the same securities. His or her investment(s) may create an incentive for the portfolio manager to favor one account over another. SSgA FM has adopted policies and procedures reasonably designed to address these potential material conflicts. For instance, portfolio managers within SSgA FM are normally responsible for all accounts within a certain investment discipline, and do not, absent special circumstances, differentiate among the various accounts when allocating resources. Additionally, SSgA FM and its advisory affiliates have processes and procedures for allocating investment opportunities among portfolios that are designed to provide a fair and equitable allocation.

The Adviser manages the fund using a team of investment professionals. The following table lists the number and types of accounts managed by each of the key professionals involved in the day-to-day portfolio management for the fund and assets under management in those accounts. The total number of accounts and assets have been allocated to each respective manager. Therefore, some accounts and assets have been counted twice.



                                     OTHER ACCOUNTS MANAGED AS OF AUGUST 31, 2005
-----------------------------------------------------------------------------------------------------------------------
                    NUMBER OF   ASSETS         NUMBER OF    ASSETS                        ASSETS
                    REGISTERED  UNDER          POOLED       UNDER           NUMBER OF     UNDER
PORTFOLIO           INVESTMENT  MANAGEMENT     INVESTMENT   MANAGEMENT      OTHER TYPES   MANAGEMENT      ASSET TOTAL
MANAGER             COMPANIES   (IN MILLIONS)  VEHICLES     (IN MILLIONS)   OF ACCOUNTS   (IN MILLIONS)   (IN MILLIONS)
-----------------------------------------------------------------------------------------------------------------------
Brad Aham               2          $  1.25         11           $ 3.06           4           $ 1.29          $ 5.60

Jean-Christophe
de Beaulieu             2          $  1.25         11           $ 3.06           4           $ 1.29          $ 5.60

Steve McCarthy          2          $  1.25         11           $ 3.06           4           $ 1.29          $ 5.60

Sarath Sathkumara       2          $  1.25         11           $ 3.06           4           $ 1.29          $ 5.60

Anthony Yau             2          $  1.25         11           $ 3.06           4           $ 1.29          $ 5.60



COMPENSATION. The compensation of the Advisor's investment professionals is based on a number of factors. The first factor considered is external market. Through extensive compensation survey process, the Advisor seeks to understand what its competitors are paying people to perform similar roles. This data is then used to determine a competitive baseline in the areas of base pay, bonus, and long term incentive (i.e. equity). The second factor taken into consideration is the size of the pool available for this compensation. SSgA Funds Management, Inc., is a part of State Street Corporation, and therefore works within its corporate environment on determining the overall level of its incentive compensation pool. Once determined, this pool is then allocated to the various locations and departments of the Advisor and its affiliates. The determination of the allocation amounts to these locations and departments is influenced by the competitive market data, as well as the overall performance of the group. The pool is then allocated to individual employees based on their individual performance. There is no fixed formula for determining these amounts, nor is anyone's compensation directly tied to the investment performance or asset value of a product or strategy. The same process is followed in determining incentive equity allocations.

OWNERSHIP OF SECURITIES. As of August 31, 2005, the portfolio managers do not beneficially own any shares of the fund or of the SSgA Funds.


ADMINISTRATOR

Frank Russell Investment Management Company (the Administrator) serves as the Investment Company's administrator, pursuant to an Administration Agreement dated April 12, 1988 (the Administration Agreement).

The Administrator is a wholly owned subsidiary of Frank Russell Company, doing business as Russell Investment Group. Russell Investment Group provides comprehensive consulting and money manager evaluation services to institutional clients, including Frank Russell Investment Management Company. Russell Investment Group also provides consulting services for international investment through its International Division and certain of its wholly owned subsidiaries and trade placement services on behalf of its wholly owned subsidiaries. The Administrator's mailing address is 909 A Street, Tacoma, WA 98402. Frank Russell Company is an independently operated subsidiary of The Northwestern Mutual Life Insurance Company.

Pursuant to the Administration Agreement with the Investment Company, the Administrator will: (1) supervise all aspects of the fund's operations; (2) provide the fund with administrative and clerical services, including the maintenance of certain of the fund's books and records; (3) arrange the periodic updating of the fund's prospectuses and any supplements thereto; (4) provide proxy materials and reports to fund shareholders and the Securities and Exchange Commission; and (5) provide the fund with adequate office space and all necessary office equipment and services, including telephone service, heat, utilities, stationery supplies and similar items. For all services provided by the Administrator pursuant to the Administration Agreement, the SSgA Funds pay the Administrator an annual fee equal to the sum of the products of the average daily net assets for each fund multiplied by the following percentages:

MONEY MARKET PORTFOLIOS

3.15 basis points up to and including $15 billion; 2.9 basis points thereafter

US EQUITY PORTFOLIOS

3.15 basis points up to and including $2 billion; 2.9 basis points thereafter

US FIXED INCOME PORTFOLIOS

3.15 basis points up to and including $1 billion; 2.9 basis points thereafter

INTERNATIONAL PORTFOLIOS

7.0 basis points up to and including $1 billion; 5.0 basis points thereafter

FEEDER PORTFOLIOS(1)

3.15 basis points up to and including $1 billion; 1.0 basis points thereafter

For purposes of determining the breakpoints in calculating the fees above, the assets will be aggregated.

In addition, the Administrator charges a flat fee of $30,000 per year if the fund has less than $500 million in assets under management.

The percentage of the fee paid by a particular fund is equal to the percentage of average aggregate daily net assets that are attributable to that fund. The Administrator will also receive reimbursement of expenses it incurs in connection with establishing new investment portfolios. The Administration Agreement will continue from year to year provided that a majority of the Trustees and a majority of the Trustees who are not interested persons of each fund and who have no direct or indirect financial interest in the operation of the Distribution Plan described below or the Administration Agreement approve its continuance. The Agreement may be terminated by the Administrator or any fund without penalty upon sixty days' notice and will terminate automatically upon its assignment.

The Institutional Class accrued the following expenses to the Administrator during the last three fiscal years ended August 31:


     2005                     2004                       2003
     -------------------------------------------------------------
     $ 637,302                $ 462,656                  $ 306,053


CUSTODIAN AND TRANSFER AGENT

State Street, an affiliated person of the SSgA Funds, serves as the Custodian and Transfer and Dividend Paying Agent for the Investment Company. State Street also provides the basic portfolio recordkeeping required by the Investment Company for regulatory and financial reporting purposes. For these services, State Street is paid an annual fee in accordance with the following:

- Fund Accounting. A fee payable monthly on a pro rata basis, based on month-end net assets of each fund: First $20 billion--1.00 basis point (b.p.); next $10 billion--0.75 b.p.; over $30 billion--0.50 b.p. (domestic accounting); First $1 billion--3.50 b.p.; over $1 billion--2.00 b.p. (international accounting);

- Custody. A fee payable monthly on a pro rata basis, based on the following percentages of month-end net assets (excluding short term sweep investments into other than the SSgA Funds money market portfolios: First $20 billion--0.40 b.p.; over $20 billion--0.20 b.p.

- Portfolio Trading (per domestic transaction). Depository Trust Company--$6; Fed book entry--$10; Maturity collections--$8; NY physical settlements and PTC purchase, sale, deposit or withdrawal--$25; Third party foreign exchange trade--$50; Paydowns--$5; Time deposit trades--$6; Eurodollar transactions--$75; and Options, futures, and all other trades--$25. Additionally, a manual trade charge is applied for trades not delivered electronically in good form of $15 (domestic) and $25 (non-US).

- Global Custody. A fee payable monthly on a pro rata basis, based on a certain percentage of month-end net assets, ranging from 6 b.p. to 40 b.p., depending on the country in which securities are held.

- Pricing. Monthly quote charge, based on month-end positions: annual base pricing charge, per fund, $4,500; US equities--$4; Global equities--$6; Global debt--$10; Bonds--$11; Muni/mortgage backed--$16;
     Corporate/muni--$13; Manual, other--$12; Options, futures--$6. Fair value pricing (per fund annually): ITG pricing--$10,000; State Street pricing--$4,000;

-    Yields. $4,200 per fund annually;

-    On-Line Access Charge. $960 per fund annually

-    Multiple Classes of Shares. $18,000 per class annually;

----------
(1) The fee applicable to Feeder Portfolios shall apply for so long as all investable assets of the applicable fund are invested in another investment company with substantially the same investment objectives and policies. The fee would revert to the appropriate fee, classified by fund type, should the fund cease operating as a Feeder Portfolio.

- Fund of Funds. Accounting fee, daily priced--$9,000 per fund of fund annually; Each additional class--$9,000 per class annually;
     Transactions--$5 each.

-    Feeder Funds. $15,000 per feeder annually;

- Earnings Credit. A balance credit is applied against the above fees (excluding out-of-pocket expenses). The credit is based on 90% of the average 90-day Treasury bill rate for the month, times the average collected balance in the custodian demand deposit account for the month billed;

- Special Services. Wash sales system and --$3,000 per fund annually; ITELS--$3,000 per fund annually; Qualified dividend income reporting--$500 per fund; Chief Compliance Officer reporting fees--$600 per fund annually; and

- Out of Pocket Expenses at Cost. Include but are not limited to: annual maintenance fee of $3,000, telephone and other communication lease line charges; SWIFT trade charges, SAS 70 and SAS 99 charges agreed upon procedures review, wire charges of $5, postage and insurance, courier fees, duplicating, legal fees, supplies relating to Funds records, sub-custodian charges, audit letter, stamp duties, proxy fees and archive/document storage costs.

For Transfer and Dividend Paying Agent services, State Street is paid the following annual account services fees: $13.35 open account fee; $2.57 closed account fee; $1.85 investor fee; $3.09 CDSC fee; and $20,000 fund minimum (26 to 35 CUSIPs) or $12,000 fund minimum (over 35 CUSIPs). State Street is also paid the following activity based fees: $3 telephone call fee; $5 teleservicing fee; $5 telephone transaction fee for purchases or redemptions; $5 fulfillment fee; $10 IRA custodial fee for annual maintenance per IRA account; and charges related to compliance and regulatory services of 15 cents per non-networked level 3 account, 5 cents for each foreign account annually and a minimum monthly fee of $200 for each management company. Portfolio fees are allocated to each fund based on the average net asset value of each fund and are billable on a monthly basis at the rate of 1/12 of the annual fee. State Street is reimbursed by each fund for supplying certain out-of-pocket expenses including confirmation statements, investor statements, banking fees, postage, forms, audio response, telephone, records retention, customized programming/enhancements, reports, transcripts, microfilm, microfiche, and expenses incurred at the specific direction of the fund.

DISTRIBUTOR

State Street Global Markets, LLC (the Distributor) serves as the distributor of fund shares pursuant to a Distribution Agreement dated March 1, 2002, as amended ("Distribution Agreement"). The Distributor is a wholly owned subsidiary of State Street Corporation. The Advisor, Custodian and Transfer Agent are also wholly owned subsidiaries of State Street Corporation. The Distributor's mailing address is State Street Financial Center, One Lincoln Street, Boston, MA 02111-2900.

CODE OF ETHICS

The Advisor, Distributor, Custodian, Transfer Agent, Administrator and SSgA Funds have each adopted a code of ethics (the SSgA Funds' code being referred to herein as the Code of Ethics) under Rule 17j-1 of the 1940 Act. The Code of Ethics, by relying on the codes of the underlying service providers, permits personnel of the Funds' service providers and officers, subject to the provisions of the relevant code of ethics, to invest in securities, including securities that may be purchased or held by the Advisor or the SSgA Funds. Under the relevant code of ethics, all employees or officers who are deemed to be access persons (persons who have interaction with funds or accounts managed by the Advisor as part of their job function) must pre-clear personal securities transactions. Each code of ethics is designed to ensure that employees conduct their personal securities transactions in a manner that does not create an actual or potential conflict of interest to the business or fiduciary responsibilities of the Investment Company's service providers or officers. In addition, the Code of Ethics establishes standards prohibiting the trading in or recommending of securities based on material, nonpublic information or the divulgence of such information to others.

DISTRIBUTION PLAN AND SHAREHOLDER SERVICING ARRANGEMENTS


DISTRIBUTION PLAN. Under the 1940 Act, the Securities and Exchange Commission has adopted Rule 12b-1, which regulates the circumstances under which a fund may, directly or indirectly, bear distribution and shareholder servicing expenses. Rule 12b-1 provides that a fund may pay for such expenses only pursuant to a plan adopted in accordance with the Rule. Accordingly, the fund has adopted an active distribution service plan providing payment to the Distributor for various distribution, shareholder and administrative services up to the plan limit.


In connection with the Trustees' consideration of whether to adopt the distribution plan, the Distributor, as the fund's principal underwriter, represented to the Trustees that the Distributor believes that the Distribution Plan should result in increased sales and asset retention for the fund by enabling the fund to reach and retain more investors and servicing agents (such as brokers, banks, financial planners, investment advisors and other financial institutions), although it is impossible to know for certain in the absence of a Distribution Plan or under an alternative distribution arrangement, the level of sales and asset retention that a fund would have. Accordingly, the Board of Trustees adopted a distribution plan on January 8, 1992, which was restated to reflect the change of distributor and to update current operations on April 9, 2002, for the original SSgA Funds' class (referred to herein as the Institutional Class). The Board of Trustees adopted a distribution plan for the Select Class on November 8, 2005 (the Plan) which is similar in all material respects to the distribution plan for the Institutional Class, other than with respect to the limitation on distribution and shareholder servicing fees.


Under the Plan Select Class pays the Distributor a fee not to exceed 0.025% of the Select Class' average net asset value per year, for distribution, shareholder and administrative services provided to the Select Class by the Distributor and Financial Intermediaries. Payments to the Distributor for distribution and shareholder services to the Select Class are not permitted by the Plan to exceed 0.025% of the Select Class' average daily net asset value per year. Any payments that are required to be made to the Distributor or Financial Intermediaries that cannot be made because of the limitations contained in the Plan may be carried forward and paid in the following two fiscal years so long as the Plan is in effect.

The Plan does not provide for the Select Class to be charged for interest, carrying or any other financing charges on any distribution expenses carried forward to subsequent years. A quarterly report of the amounts expended under the Plan, and the purposes for which such expenditures were incurred, must be made to the Trustees for their review. The Plan may not be amended without the approval of shareholders of the Select Class to increase materially the distribution or shareholder servicing costs that the Select Class may pay. The Plan and material amendments to it must be approved annually by all of the Trustees and by the Trustees who are neither "interested persons" (as defined in the 1940 Act) of the fund nor have any direct or indirect financial interest in the operation of the Plan or any related agreements.


DISTRIBUTION AND SHAREHOLDER SERVICING. Payments under the Plan are made to the Distributor to finance activity which is intended to result in the sale and retention of fund shares including: (1) payments made to certain broker-dealers, investment advisors and other third-party intermediaries; (2) the costs of prospectuses, reports to shareholders and sales literature; (3) advertising; and
(4) expenses incurred in connection with the promotion and sale of fund shares, including Distributor's overhead expenses for rent, office supplies, equipment, travel, communication, compensation and benefits of sales personnel.

Under the Plan, the fund and/or the Distributor may also enter into Service Agreements with financial institutions, which may include the Advisor ("Financial Intermediaries"), to provide shareholder servicing with respect to shares of the fund held by or for the customers of the Financial Intermediaries. Under the Service Agreements, the Financial Intermediaries may provide various services for such customers, including: answering inquiries regarding the fund; assisting customers in changing dividend options, account designations and addresses; performing subaccounting for such customers; establishing and maintaining customer accounts and records; processing purchase and redemption transactions; providing periodic statements showing customers' account balances and integrating such statements with those of other transactions and balances in the customers' other accounts serviced by the Financial Intermediaries; arranging for bank wires transferring customers' funds; and such other services as the customers may request in connection with the fund, to the extent permitted by applicable statute, rule or regulation. Financial Intermediaries may not receive from the fund and/or the Distributor fees for these services. Banks and other financial service firms may be subject to various state laws, and may be required to register as dealers pursuant to state law.

Long-term shareholders of the fund may pay more in Rule 12b-1 fees than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc.


The Institutional Class accrued the following expenses to the Distributor for the last three fiscal years ended August 31:(1)



     2005                     2004                       2003
     -------------------------------------------------------------
     $ 891,492                $ 786,293                  $ 282,456


For fiscal 2005, these amounts are reflective of the following individual payments:

----------

(1) This Statement of Additional Information describes a newly created Select Class of shares of the fund.

     Advertising                                    $  37,550
     Printing                                       $   4,937
     Compensation to Dealers                        $ 424,011
     Compensation to Sales Personnel                $ 335,063
     Other(1)                                       $  89,931


INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP is responsible for performing annual audits of the financial statements and financial highlights in accordance with standards of the Public Company Accounting Oversight Board (United States), a review of federal tax returns, and, pursuant to Rule 17f-2 of the 1940 Act, three security counts. The mailing address of Deloitte & Touche LLP is 200 Berkeley Street, Boston, MA 02116.

LEGAL COUNSEL

Goodwin Procter LLP, Exchange Place, Boston, MA 02109, provides legal services to the SSgA Funds. Wilmer Cutler Pickering Hale and Dorr LLP, 60 State Street, Boston, MA 02109, provides legal services to the Independent Trustees.

                       BROKERAGE PRACTICES AND COMMISSIONS

All portfolio transactions are placed on behalf of the fund by the Advisor. Purchases and sales of securities on a securities exchange are effected through brokers who charge a commission for their services. Ordinarily commissions are not charged on over the counter orders (i.e. debt securities and money market investments) because the fund pays a spread which is included in the cost of the security, and is the difference between the dealer's cost and the cost to the fund. When the fund executes an over the counter order with an electronic communications network, an alternative trading system, or a non-market maker, a commission is charged because there is no spread on the trade. Securities may be purchased from underwriters at prices that include underwriting fees.

The fund contemplates purchasing equity securities directly in the securities markets located in emerging or developing countries or in the over-the-counter markets. ADRs and EDRs may be listed on stock exchanges, or traded in the over-the-counter markets in the US or Europe, as the case may be. ADRs, like other securities traded in the US, will be subject to negotiated commission rates.

The Advisory Agreement authorizes the Advisor to select brokers or dealers (including affiliates) to arrange for the purchase and sale of fund securities, including principal transactions provided the Advisor seeks the best overall terms for the transaction. In selecting brokers or dealers (including affiliates of the Advisor), the Advisor chooses the broker-dealer deemed most capable of providing the services necessary to obtain the most favorable execution (the most favorable cost or net proceeds reasonably obtainable under the circumstances). The full range of brokerage services applicable to a particular transaction may be considered when making this judgment, which may include, but is not limited to: liquidity, price, commission, timing, aggregated trades, capable floor brokers or traders, competent block trading coverage, ability to position, capital strength and stability, reliable and accurate communications and settlement processing, use of automation, knowledge of other buyers or sellers, arbitrage skills, administrative ability, underwriting, and provision of information on a particular security or market in which the transaction is to occur. The specific criteria will vary depending on the nature of the transaction, the market in which it is executed, and the extent to which it is possible to select from among multiple broker-dealers. The Advisor does not currently use the SSgA Funds' assets for soft-dollar arrangements. The receipt of these products and services has not reduced the Advisor's normal research activities in providing investment advice to the fund. The Advisor's expenses could be increased, however, if it attempted to generate these additional products and services through its own efforts.


Brokers or dealers that execute transactions for the fund on an agency basis may receive commissions that are in excess of the amount of commissions that other brokers or dealers might have charged, in recognition of the products and services they have provided. Before causing the fund to pay such higher commissions, the Advisor will make a good faith determination that the commissions are reasonable in relation to the value of the products or services provided viewed in terms of the particular transaction for the fund or the


----------
(1) Other expenses may include such items as compensation for travel, conferences and seminars for staff, subscriptions, office charges and professional fees.

Advisor's overall responsibilities to the fund. Typically these products and services assist the Advisor in terms of its overall investment responsibilities to the fund and other investment companies and investment accounts over which the Advisor has investment discretion; however, each product or service received may not benefit the fund. The Advisor's fees are not reduced by the Advisor's receipt of such brokerage and research services. Any commission, fee or other remuneration paid to an affiliated broker-dealer is paid in compliance with the Investment Company's procedures adopted in accordance with Rule 17e-1 of the 1940 Act. The SSgA Funds have adopted procedures pursuant to Rule 12b-1(h) of the 1940 Act that are reasonably designed to prevent the Advisor from directing brokerage in consideration of distribution of Funds shares.


With respect to brokerage commissions, if commissions are generated by a fund, the Board reviews, at least annually, the commissions paid by a fund to evaluate whether the commissions paid over representative periods of time were reasonable in relation to commissions being charged by other brokers and the benefits to a fund.

For the Institutional Class of the fund, the Advisor paid the following total brokerage commissions during the last three fiscal years ended August 31:


     2005                     2004                       2003
     ---------------------------------------------------------------
     $ 2,019,804              $ 2,013,612                $ 9,002,654



During the fiscal year ended August 31, 2005, the fund purchased securities issued by the following regular brokers or dealers, as defined by Rule 10b-1 of the 1940 Act, each of which is one of the fund's ten largest brokers or dealers by dollar amounts of securities executed or commissions received on behalf of the fund. The value of broker-dealer securities held and the commissions paid (if any) as of August 31, 2005, are as follows:



                                             PRINCIPAL    COMMISSIONS
                                              ($000)         ($000)
                                             -------------------------
     Merrill Lynch                            237,639          392
     Credit Suisse First Boston               150,067          292
     JP MorganChase                           116,319          195
     UBS Securities LLC                       114,922          198
     Natexis Bleichroeder Inc.                106,568          424
     Morgan Stanley Dean Witter                43,641           86
     Deutsche Bank                             39,902           77
     Citigroup Global Markets, Inc.            36,939           --
     ABN AMRO                                  26,724           59
     Credit Agricle Indosuez                   18,069           --
     HVB Capital Markets, Inc.                     --           88
     UnicreditBanco Mobiliare SpA                  --           43


                             PRICING OF FUND SHARES

Shares of the fund are offered without a sales commission by State Street Global Markets, LLC (the Distributor), to institutional and retail investors which invest for their own account or in a fiduciary or agency capacity. The fund determines the price per share once each business day at the close of the New York Stock Exchange (ordinarily 4:00 p.m. Eastern time). A business day is one on which the New York Stock Exchange is open for regular trading. Pricing does not occur on non-business days. Currently, the New York Stock Exchange is open for trading every weekday except New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. The New York Stock Exchange may close early on Christmas Eve and New Year's Eve and before certain other holidays. Please contact your SSgA Funds account representative if you have questions on early Exchange closing times.

Trading may occur in debt securities and in foreign securities at times when the New York Stock Exchange is closed (including weekends and holidays or after 4:00 p.m. Eastern time on a regular business day). The trading of portfolio securities at such times may significantly increase or decrease the net asset value of fund shares when the shareholder is not able to purchase or redeem fund shares. Further, because foreign securities markets may close prior to the time the fund determines net asset value, events affecting the value of the portfolio securities occurring between the time prices are determined and the time the fund calculates net asset value may not be reflected in the calculation of net asset value unless it is determined that a particular event would materially affect the net asset value. If such an event occurs, these securities will be valued at their fair value following procedures approved by the Trustees.

Portfolio instruments for which market quotations are available are valued at market value. If market quotations are not readily available or if the Custodian or the Administrator believe that the available quotations are unreliable, the portfolio instruments are valued at fair value as determined in good faith by the Board of Trustees in accordance with board-approved Securities Valuation Procedures. This generally means that equity securities and fixed income securities listed and traded principally on any national securities exchange are valued on the basis of the last sale price or, lacking any sales, at the closing bid price, on the primary exchange on which the security is traded. United States equity and fixed-income securities traded principally over-the-counter and options are valued on the basis of the last sale price. Futures contracts are valued on the basis of the last reported sales price.

Because many fixed income securities do not trade each day, last sale or bid prices are frequently not available. Therefore, fixed income securities may be valued using prices provided by a pricing service when such prices are believed to reflect the market value of such securities.

International securities traded on a national securities exchange are valued on the basis of the last sale price. International securities traded over-the-counter are valued on the basis of last sale price. In the absence of a last sale price, such securities may be valued on the basis of prices provided by a pricing service if those prices are believed to reflect the fair value of such securities. Some international securities trade on days that the fund is not open for business. As a result, the net asset value of fund shares may fluctuate on days when fund shareholders may not buy or sell fund shares.

The fund values securities maturing within 60 days of the valuation date at amortized cost unless the Board determines that the amortized cost method does not represent fair value. This method involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, even though the portfolio security may increase or decrease in market value generally in response to changes in interest rates. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price a fund would receive if it sold the instrument. For example, in periods of declining interest rates, the daily yield on fund shares computed by dividing the annualized daily income on the fund's portfolio by the net asset value based upon the amortized cost valuation technique may tend to be higher than a similar computation made by using a method of valuation based upon market prices and estimates. In periods of rising interest rates, the daily yield on fund shares computed the same way may tend to be lower than a similar computation made by using a method of calculation based upon market prices and estimates.

The Investment Company received an exemption from Section 18(f) of the 1940 Act, which enables it to redeem securities in kind. Therefore, a fund may pay any portion of the redemption amount (in excess of $15 million) by a distribution in kind of readily marketable securities from its portfolio instead of cash.

                                      TAXES

Each portfolio of the SSgA Funds intends to qualify each year as a "regulated investment company" (RIC) under Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). As a RIC, a fund is not subject to federal income taxes to the extent it distributes its net investment income and net capital gain (long-term capital gains in excess of short-term capital losses) to shareholders. The board intends to distribute each year substantially all of the SSgA Funds' net investment income and net capital gain. It is important that the Funds meet these requirements so that any earnings on your investment will not be taxed twice.

Each fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year an amount at least equal to the sum of: (1) 98% of its ordinary income for that year; (2) 98% of its capital gain net income for the one-year period ending on October 31 of that year; and
(3) certain undistributed amounts from the preceding calendar year. For this and other purposes, dividends declared in October, November or December of any calendar year and made payable to shareholders of record in such month will be deemed to have been received on December 31 of such year if the dividends are paid by the fund subsequent to December 31 but prior to February 1 of the following year.

If a shareholder receives a distribution taxable as a long-term gain with respect to shares of a fund and redeems or exchanges the shares, and has held the shares for six months or less, then any loss on the redemption or exchange will be treated as a long-term loss to the extent of the respective capital gain distribution.

ISSUES RELATED TO HEDGING AND OPTION INVESTMENTS. A fund's ability to make certain investments may be limited by provisions of the Code that require inclusion of certain unrealized gains or losses in the fund's income and by provisions of the Code that characterize certain income or loss as ordinary income or loss rather than capital gain or loss. Such recognition, characterization and timing rules will affect investments in certain futures contracts, options, foreign currency contracts and debt securities denominated in foreign currencies.

STATE AND LOCAL TAXES. Depending upon the extent of each fund's activities in states and localities in which its offices are maintained, its agents or independent contractors are located or it is otherwise deemed to be conducting business, the fund may be subject to the tax laws of such states or localities.


FOREIGN INCOME TAXES. If investment income received by the fund from sources within foreign countries may be subject to foreign income taxes withheld at the source (i.e., no treaty exemption applies), the fund and its shareholders generally will not be entitled to any foreign tax credit or deduction with respect to such taxes against any United States federal income tax.

If the fund invests in an entity that is classified as a passive foreign investment company ("PFIC") for federal income tax purposes, the application of certain provisions of the Code applying to PFICs could result in the imposition of certain federal income taxes on the fund. The fund may be able to elect to mark-to-market its PFIC holdings in lieu of paying taxes on gains or distributions therefrom, with the result that unrealized gains would be treated as realized gains and would be reported as ordinary income. Any mark-to-market losses, as well as losses from an actual disposition of PFIC stock, would be reported as ordinary loss to the extent of any net mark-to-market gains included in income in prior years.


Foreign shareholders should consult with their tax advisors as to if and how the federal income tax and its withholding requirements applies to them.

The foregoing discussion is only a summary of certain federal income tax issues generally affecting the fund and its shareholders. Circumstances among investors may vary and each investor is encouraged to discuss investment in the fund with the investor's tax advisor.

                         CALCULATION OF PERFORMANCE DATA

The fund computes average annual total return and average annual return (after taxes on distributions) by using standardized methods of calculation required by the Securities and Exchange Commission. Average annual total return (before and after taxes on distribution) is computed by finding the average annual compounded rates of return on a hypothetical initial investment of $1,000 over the 1-, 5- and 10-year periods (or life of a fund as appropriate), that would equate the initial amount invested to the ending redeemable value.

Average annual total return is computed according to the following formula:

                         P(1+T)(TO THE POWER OF n) = ERV

        where:  P =      a hypothetical initial payment of $1,000
                T =      average annual total return
                n =      number of years
                ERV =    ending redeemable value of a hypothetical
                         $1,000 payment made at the beginning of the 1-, 5- or 10-year periods at the end of the year or period (or fractional portion)

The calculation assumes that all dividends and distributions of the fund are reinvested at the price stated in the prospectus on the dividend dates during the period, and includes all recurring and nonrecurring fees that are charged to all shareholder accounts.

Average annual total return (after taxes on distributions) is computed according to the following formula:

                     P(1+T)(TO THE POWER OF n) = ATV SUB(D)

        where: P =          a hypothetical initial payment of $1,000
               T =          average annual total return (after taxes on
                            distributions)
               n =          number of years
               ATV SUB(D) = ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5- or 10-year periods
                            (or fractional portion), after taxes on fund distributions but not after taxes on redemption

The calculation assumes that all distributions of the fund, less taxes due on such distributions, are reinvested at the price stated in the prospectus on the dividend dates during the period, and includes all recurring and nonrecurring fees that are charged to all shareholder accounts.

Total returns and other performance figures are based on historical earnings and are not indicative of future performance.


                          AVERAGE ANNUAL TOTAL RETURNS
        ----------------------------------------------------------------
        ONE YEAR ENDING       FIVE YEARS ENDING       TEN YEARS ENDING
        AUGUST 31, 2005       AUGUST 31, 2005         AUGUST 31, 2005(1)
        ----------------------------------------------------------------
          43.83%                10.71%                  7.62%


The returns shown are for the Institutional Class.

                             ADDITIONAL INFORMATION

SHAREHOLDER MEETINGS

Investment Company will not have an annual meeting of shareholders. Special meetings may be convened: (1) by the Board of Trustees; (2) upon written request to the Board by the holders of at least 10% of the outstanding shares; or (3) upon the Board's failure to honor the shareholders' request described above, by holders of at least 10% of the outstanding shares giving notice of the special meeting to the shareholders.

CAPITALIZATION AND VOTING

Each fund share has one vote. There are no cumulative voting rights. There is no annual meeting of shareholders, but special meetings may be held. On any matter that affects only a particular investment fund, only shareholders of that fund may vote unless otherwise required by the 1940 Act or the Master Trust Agreement.

The fund share represents an equal proportionate interest in the fund, has a par value of $.001 per share and is entitled to such relative rights and preferences and dividends and distributions earned on the assets belonging to the fund as may be declared by the Board of Trustees. Fund shares are fully paid and nonassessable by Investment Company and have no preemptive rights.

The Investment Company does not issue share certificates for the fund. Transfer Agent sends monthly statements to shareholders of the fund concurrent with any transaction activity, confirming all investments in or redemptions from their accounts. Each statement also sets forth the balance of shares held in the account.

FEDERAL LAW AFFECTING STATE STREET

Federal laws may prohibit state chartered banks such as State Street from engaging in the business of certain kinds of underwriting and other activities and may impact the services provided by State Street. SSgA FUNDS SHARES ARE NOT ENDORSED OR GUARANTEED BY

----------
(1) The fund commenced operations on March 1, 1994.

STATE STREET OR ITS AFFILIATES, ARE NOT DEPOSITS OR OBLIGATIONS OF STATE STREET OR ITS AFFILIATES, AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY.

Changes in federal or state statutes and regulations relating to the permissible activities of banks and their affiliates, as well as judicial or administrative decisions or interpretations of such or future statutes and regulations, could prevent the Advisor from continuing to perform all or a part of the above services for its customers and/or the fund. If the Advisor were prohibited from serving the fund in any of its present capacities, the Board of Trustees would seek an alternative provider(s) of such services. In such event, changes in the operation of the fund may occur. It is not expected by the Advisor that existing shareholders would suffer any adverse financial consequences (if another advisor with equivalent abilities is found) as a result of any of these occurrences.

PROXY VOTING POLICY

The SSgA Funds have adopted the proxy voting policies of the Advisor. The Advisor's proxy voting policy is attached to this SAI. You may obtain information regarding how the SSgA Funds voted proxies relating to their portfolio securities during the most recent 12-month period ended June 30: (i) without charge, upon request, by calling 1-800-997-7327; and (2) on the US Securities and Exchange Commission's website at http://www.sec.gov.

MASSACHUSETTS BUSINESS TRUST

The fund is a series of a "Massachusetts business trust." A copy of the First Amended and Restated Master Trust Agreement (the Declaration of Trust) for the Investment Company is on file in the office of the Secretary of the Commonwealth of Massachusetts. The Declaration of Trust and the By-Laws of the Investment Company are designed to make the Investment Company similar in most respects to a Massachusetts business corporation. The principal distinctions between the two forms relate to shareholder liability and are described below.

Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. This is not the case for a Massachusetts business corporation. However, the Declaration of Trust of the Investment Company provides that the shareholders shall not be subject to any personal liability for the acts or obligations of the Investment Company and that every note, bond, contract, instrument, certificate or undertaking made on behalf of the Investment Company shall contain a provision to the effect that the shareholders are not personally liable thereunder.

No personal liability will attach to the shareholders under any undertaking containing such provision when adequate notice of such provision is given, except possibly in a few jurisdictions. With respect to all types of claims in the latter jurisdictions, (i) tort claims, (ii) contract claims where the provision referred to is omitted from the undertaking, (iii) claims for taxes, and (iv) certain statutory liabilities in other jurisdictions, a shareholder may be held personally liable to the extent that claims are not satisfied by the Investment Company. However, upon payment of such liability, the shareholder will be entitled to reimbursement from the general assets of the Investment Company. The Trustees of the Investment Company intend to conduct the operations of the Investment Company in a way as to avoid, as far as possible, ultimate liability of the shareholders of the Investment Company.

The Declaration of Trust further provides that the name of the Investment Company refers to the Trustees collectively as Trustees, not as individuals or personally, and that no Trustee, officer, employee or agent is liable to any third persons in connection with the affairs of the Investment Company, except if the liability arises from his or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his or its duties to such third persons. It also provides that all third persons shall look solely to the property of the Investment Company for any satisfaction of claims arising in connection with the affairs of the Investment Company. With the exceptions stated, the Trust's Declaration of Trust provides that a Trustee, officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of the Investment Company.

The Investment Company shall continue without limitation of time subject to the provisions in the Declaration of Trust concerning termination by action of the shareholders and the Trustees upon notice to the shareholders.

                              FINANCIAL STATEMENTS


Audited financial statements of the Select Class will be available within 60 days following the end of the fund's then current fiscal year, which ends August
31. When available, copies of the financial statements can be obtained without charge by calling Distributor at (800) 647-7327 or on the Funds' website at www.ssgafunds.com.

                  APPENDIX - DESCRIPTION OF SECURITIES RATINGS

The following is a description of the securities ratings of Duff & Phelps Credit Rating Co. ("D&P"), Fitch Investors Service, Inc. ("Fitch"), Standard & Poor's Corporation ("S&P"), Moody's Investors Service, Inc. ("Moody's"), IBCA Limited and IBCA Inc. ("IBCA") and Thomson BankWatch ("Thomson").

LONG-TERM CORPORATION AND TAX-EXEMPT DEBT RATINGS

The two highest ratings of D&P for tax-exempt and corporate fixed-income securities are AAA and AA. Securities rated AAA are of the highest credit quality. The risk factors are considered to be negligible, being only slightly more than for risk-free US Treasury debt. Securities rated AA are of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions. The AA rating may be modified by an addition of a plus (+) or minus (-) sign to show relative standing within the major rating category.

The two highest ratings of Fitch for tax-exempt and corporate bonds are AAA and AA. AAA bonds are considered to be investment grade and of the highest credit quality. The obligor is judged to have an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events. AA bonds are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+. Plus (+) and minus (-) signs are used with the AA rating symbol to indicate relative standing within the rating category.

The two highest ratings of S&P for tax-exempt and corporate bonds are AAA and AA. Bonds rated AAA bear the highest rating assigned by S&P to a debt obligation and the AAA rating indicates in its opinion an extremely strong capacity to pay interest and repay principal. Bonds rated AA by S&P are judged by it to have a very strong capacity to pay interest and repay principal, and they differ from AAA issues only in small degree. The AA rating may be modified by an addition of a plus (+) or minus (-) sign to show relative standing within the major rating category. The foregoing ratings are sometimes followed by a "p" indicating that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion.

The two highest ratings of Moody's for tax-exempt and corporate bonds are Aaa and Aa. Tax-exempt and corporate bonds rated Aaa are judged to be of the "best quality." The rating of Aa is assigned to bonds which are of "high quality by all standards." Aa bonds are rated lower than Aaa bonds because margins of protection may not be as large or fluctuations of protective elements may be of greater amplitude or there may be other elements which make the long-term risks appear somewhat larger. Moody's may modify a rating of Aa by adding numerical modifiers of 1, 2 or 3 to show relative standing within the Aa category. The foregoing ratings for tax-exempt bonds are sometimes presented in parentheses preceded with a "con" indicating the bonds are rated conditionally. Such parenthetical rating denotes the probable credit stature upon completion of construction or elimination of the basis of the condition. In addition, Moody's has advised that the short-term credit risk of a long-term instrument sometimes carries a MIG rating or one of the commercial paper ratings described below.

The two highest ratings of IBCA for corporate bonds are AAA and AA. Obligations rated AAA by IBCA have the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial, such that adverse changes in business, economic or financial conditions are unlikely to increase investment risk significantly. Obligations for which there is a very low expectation of investment risk are rated AA. IBCA may append a rating of plus (+) or minus (-) to a rating to denote relative status within a major rating category. IBCA does not rate tax-exempt bonds.

The two highest ratings of Thomson for corporate bonds are AAA and AA. Bonds rated AAA are of the highest credit quality. The ability of the obligor to repay principal and interest on a timely basis is considered to be very high. Bonds rated AA indicate a superior ability on the part of the obligor to repay principal and interest on a timely basis with limited incremental risk versus issues rated in the highest category. These ratings may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories. Thomson does not rate tax-exempt bonds.

SHORT-TERM CORPORATE AND TAX-EXEMPT DEBT RATINGS

The highest rating of D&P for commercial paper is Duff 1. D&P employs three designations, Duff 1 plus, Duff 1 and Duff 1 minus, within the highest rating category. Duff 1 plus indicates highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or ready access to alternative sources of funds, is judged to be outstanding, and safety is just below risk-free US Treasury short-term obligations. Duff 1 indicates very high certainty of timely payment. Liquidity factors are excellent and supported by strong fundamental protection factors. Risk factors are considered to be minor. Duff 1 minus indicates high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small. Duff 2 indicates good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

Fitch's short-term ratings apply to tax-exempt and corporate debt obligations that are payable on demand or have original maturities of up to three years. The highest rating of Fitch for short-term securities encompasses both the F-1+ and F-1 ratings. F-1+ securities possess exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment. F-1 securities possess very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+. F-2 securities possess good credit quality and have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as the F-1+ and F-1 categories.

S&P's commercial paper ratings are current assessments of the likelihood of timely payment of debt having an original maturity of no more than 365 days. The A-1 designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics will be denoted with a plus (+) designation. The A-2 designation indicates that capacity for timely payment on these issues is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Issuers rated Prime-1 (or related supporting institutions) in the opinion of Moody's have a superior capacity for repayment of short-term promissory obligations. Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This capacity will normally be evidenced by many of the characteristics of Prime-1 rated issues, but to a lesser degree. Ample alternate liquidity is maintained.

IBCA assesses the investment quality of unsecured debt with an original maturity of less than one year which is issued by bank holding companies and their principal banking subsidiaries. The designation A1 by IBCA indicates that the obligation is supported by a very strong capacity for timely repayment. Those obligations rated A1+ are supported by the highest capacity for timely repayment. The designation A-2 by IBCA indicates that the obligation is supported by a satisfactory capacity for timely payment, although such capacity may be susceptible to adverse changes in business, economic or financial conditions.

Thomson's short-term paper ratings assess the likelihood of an untimely payment of principal or interest of debt having a maturity of one year or less which is issued by banks and financial institutions. The designation TBW-1 represents the highest short-term rating category and indicates a very high degree of likelihood that principal and interest will be paid on a timely basis. The designation TBW-2 represents the second highest short-term rating category and indicates that while the degree of safety regarding timely payment of principal and interest is strong, the relative degree of safety is not as high as for issues rated TBW-1.

TAX-EXEMPT NOTE RATINGS

A S&P rating of SP-1 indicates very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a plus (+) designation. Notes rated SP-2 are issued by issuers that exhibit satisfactory capacity to pay principal and interest.

Moody's ratings for state and municipal notes and other short-term obligations are designated Moody's Investment Grade ("MIG"). MIG-1/VMIG-1 denotes best quality. There is present strong protection from established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing. MIG-2/VMIG-2 denotes high quality, with margins of protection ample although not as large as in the MIG-1/VMIG-1 group.

Fitch uses its short-term ratings described above under "Short-Term Corporate and Tax-Exempt Debt Ratings" for tax-exempt notes.

D&P uses the fixed-income ratings described above under "Long-Term Corporate and Tax-Exempt Debt Ratings" for tax-exempt notes and other short-term obligations.

           APPENDIX: SSGA FUNDS MANAGEMENT, INC.--PROXY VOTING POLICY

INTRODUCTION

SSgA Funds Management, Inc. ("FM") seeks to vote proxies in the best interests of its clients. In the ordinary course, this entails voting proxies in a way which FM believes will maximize the monetary value of each portfolio's holdings. FM takes the view that this will benefit our direct clients (e.g. investment funds) and, indirectly, the ultimate owners and beneficiaries of those clients (e.g. fund shareholders).

Oversight of the proxy voting process is the responsibility of the State Street Global Advisors (SSgA) Investment Committee. The SSgA Investment Committee reviews and approves amendments to the FM Proxy Voting Policy and delegates authority to vote in accordance with this policy to Proxy Voting Services. FM retains the final authority and responsibility for voting. In addition to voting proxies, FM:
     - describes its proxy voting procedures to its clients in Part II of its Form ADV;
     -  provides the client with this written proxy policy, upon request;
     - discloses to its clients how they may obtain information on how FM voted the client's proxies;
     -  matches proxies received with holdings as of record date;
     -  reconciles holdings as of record date and rectifies any discrepancies;
     - generally applies its proxy voting policy consistently and keeps records of votes for each client;
     -  documents the reason(s) for voting for all non-routine items; and
     - keeps records of such proxy voting available for inspection by the client or governmental agencies.

PROCESS

The SSgA FM Principal -- Manager of Corporate Actions is responsible for monitoring corporate actions. As stated above, oversight of the proxy voting process is the responsibility of the SSgA Investment Committee, which retains oversight responsibility for all investment activities of all State Street Corporation investment firms.

In order to facilitate our proxy voting process, FM retains a firm with expertise in the proxy voting and corporate governance fields to assist in the due diligence process. The Manager of Corporate Actions is responsible, working with this firm, for ensuring that proxies are submitted in a timely manner.

All proxies received on behalf of FM clients are forwarded to our proxy voting firm. If (i) the request falls within one of the guidelines listed below, and
(ii) there are no special circumstances relating to that company or proxy which come to our attention (as discussed below), the proxy is voted according to our guidelines.

However, from time to time, proxy votes will be solicited which (i) involve special circumstances and require additional research and discussion or (ii) are not directly addressed by our policies. These proxies are identified through a number of methods, including but not limited to notification from our third party proxy voting specialist, concerns of clients, review by internal proxy specialists, and questions from consultants.

In instances of special circumstances or issues not directly addressed by our policies, the Chairman of the Investment Committee is consulted for a determination of the proxy vote. The first determination is whether there is a material conflict of interest between the interests of our client and those of FM. If the Manager of Corporate Actions and the Chairman of the Investment Committee determine that there is a material conflict, the process detailed below under "Potential Conflicts" is followed. If there is no material conflict, we examine each of the issuer's proposals in detail in seeking to determine what vote would be in the best interests of our clients. At this point, the Chairman of the Investment Committee makes a voting decision based on maximizing the monetary value of each portfolios' holdings. However, the Chairman of the Investment Committee may determine that a proxy involves the consideration of particularly significant issues and present the proxy to the entire Investment Committee for a decision on voting the proxy.

FM also endeavors to show sensitivity to local market practices when voting proxies of non-U.S. issuers. SSgA votes in all markets where it is feasible to do so. Note that certain custodians utilized by our clients do not offer proxy voting in every foreign jurisdiction. In such a case, FM will be unable to vote such a proxy.

VOTING

For most issues and in most circumstances, we abide by the following general guidelines. However, as discussed above, in certain circumstances, we may determine that it would be in the best interests of our clients to deviate from these guidelines.

MANAGEMENT PROPOSALS

Generally, SSgA votes IN SUPPORT OF management on the following ballot items, which are fairly common management sponsored initiatives.

     - Elections of directors who do not appear to have been remiss in the performance of their oversight responsibilities and who do not simultaneously serve on an unreasonable (as determined by SSgA based on the particular facts and circumstances) (other than those affiliated with the issuer) number of other boards
     -  Approval of auditors
     -  Directors' and auditors' compensation
     -  Directors' liability and indemnification
     -  Discharge of board members and auditors
     -  Financial statements and allocation of income
     - Dividend payouts that are greater than or equal to country and industry standards
     -  Authorization of share repurchase programs
     -  General updating of or corrective amendments to charter
     -  Change in Corporation Name
     -  Elimination of cumulative voting

II. Generally, SSgA votes IN SUPPORT OF management on the following items, which have potentially substantial financial or best-interest impact:

     - Capitalization changes which eliminate other classes of stock and voting rights
     - Changes in capitalization authorization for stock splits, stock dividends, and other specified needs which are no more than 50% of the existing authorization for U.S. companies and no more than 100% of existing authorization for non-U.S. companies
     - Elimination of pre-emptive rights for share issuance of less than a given percentage (country specific - ranging from 5% to 20%) of the outstanding shares
     -  Elimination of "poison pill" rights
     - Stock purchase plans with an exercise price of not less that 85% of fair market value
     -  Stock option plans which are incentive based and not excessive
     -  Other stock-based plans which are appropriately structured
     -  Reductions in super-majority vote requirements
     -  Adoption of anti-"greenmail" provisions

III. Generally, SSgA votes AGAINST management on the following items, which have potentially substantial financial or best interest impact:

     - Capitalization changes that add "blank check" classes of stock or classes that dilute the voting interests of existing shareholders
     - Changes in capitalization authorization where management does not offer an appropriate rationale or which are contrary to the best interest of existing shareholders
     - Anti-takeover and related provisions that serve to prevent the majority of shareholders from exercising their rights or effectively deter appropriate tender offers and other offers
     - Amendments to bylaws which would require super-majority shareholder votes to pass or repeal certain provisions
     -  Elimination of Shareholders' Right to Call Special Meetings
     -  Establishment of classified boards of directors
     - Reincorporation in a state which has more stringent anti-takeover and related provisions
     - Shareholder rights plans that allow the board of directors to block appropriate offers to shareholders or which trigger provisions preventing legitimate offers from proceeding
     -  Excessive compensation

     - Change-in-control provisions in non-salary compensation plans, employment contracts, and severance agreements which benefit management and would be costly to shareholders if triggered
     -  Adjournment of Meeting to Solicit Additional Votes
     - "Other business as properly comes before the meeting" proposals which extend "blank check" powers to those acting as proxy
     - Proposals requesting re-election of insiders or affiliated directors who serve on audit, compensation, and nominating committees.

IV. SSgA evaluates Mergers and Acquisitions on a case-by-case basis. Consistent with our proxy policy, we support management in seeking to achieve their objectives for shareholders. However, in all cases, SSgA uses its discretion in order to maximize shareholder value. SSgA generally votes as follows:

     - Against offers with potentially damaging consequences for minority shareholders because of illiquid stock, especially in some non-US markets
     - For offers that concur with index calculators treatment and our ability to meet our clients return objectives for passive funds
     - Against offers when there are prospects for an enhanced bid or other bidders
     - For proposals to restructure or liquidate closed end investment funds in which the secondary market price is substantially lower than the net asset value

SHAREHOLDER PROPOSALS

Traditionally, shareholder proposals have been used to encourage management and other shareholders to address socio-political issues. SSgA believes that it is inappropriate to use client assets to attempt to affect such issues. Thus, we examine shareholder proposals primarily to determine their economic impact on shareholders.

I. Generally, SSgA votes IN SUPPORT OF shareholders on the following ballot items, which are fairly common shareholder-sponsored initiatives:

     -  Requirements that auditors attend the annual meeting of shareholders
     - The establishment of annual elections of the board of directors unless the board is composed by a majority of independent directors, the board's key committees (auditing, nominating and compensation) are composed of independent directors, and there are no other material governance issues or performance issues
     - Mandates requiring a majority of independent directors on the Board of Directors and the audit, nominating, and compensation committees
     -  Mandates that amendments to bylaws or charters have shareholder approval
     -  Mandates that shareholder-rights plans be put to a vote or repealed
     -  Establishment of confidential voting
     - Expansions to reporting of financial or compensation-related information, within reason
     -  Repeals of various anti-takeover related provisions
     -  Reduction or elimination of super-majority vote requirements
     -  Repeals or prohibitions of "greenmail" provisions
     -  "Opting-out" of business combination provisions
     - Proposals requiring the disclosure of executive retirement benefits IF the issuer does not have an independent compensation committee

In light of recent events surrounding corporate auditors and taking into account corporate governance provisions released by the SEC, NYSE, and NASDAQ, SSgA votes IN SUPPORT OF shareholders on the following ballot items, which are fairly common shareholder-sponsored initiatives:

     - Disclosure of Auditor and Consulting relationships when the same or related entities are conducting both activities
     - Establishment of selection committee responsible for the final approval of significant management consultant contract awards where existing firms are already acting in an auditing function
     - Mandates that Audit, Compensation and Nominating Committee members should all be independent directors

     - Mandates giving the Audit Committee the sole responsibility for the selection and dismissal of the auditing firm and any subsequent result of audits are reported to the audit committee

III. SSgA votes AGAINST shareholders on the following initiatives, which are fairly common shareholder-sponsored initiatives:

     -  Limits to tenure of directors
     - Requirements that candidates for directorships own large amounts of stock before being eligible to be elected
     -  Restoration of cumulative voting in the election of directors
     - Requirements that the company provide costly, duplicative, or redundant reports; or reports of a non-business nature
     - Restrictions related to social, political, or special interest issues which affect the ability of the company to do business or be competitive and which have significant financial or best-interest impact
     -  Proposals which require inappropriate endorsements or corporate actions
     - Requiring the company to expense stock options UNLESS already mandated by FASB (or similar body) under regulations that supply a common valuation model
     - Proposal asking companies to adopt full tenure holding periods for their executives
     - Proposals requiring the disclosure of executive retirement benefits IF the issuer has an independent compensation committee

SHAREHOLDER ACTIVISM

We at FM agree entirely with the United States Department of Labor's position that "where proxy voting decisions may have an effect on the economic value of the plan's underlying investment, plan fiduciaries should make proxy voting decisions with a view to enhancing the value of the shares of stock" (IB 94-2). Our proxy voting policy and procedures are designed to ensure that our clients receive the best possible returns on their investments. We meet directly with corporation representatives and participate in conference calls and third-party inquiries in order to ensure our processes are as fully informed as possible.

Through our membership in the Council of Institutional Investors as well as our contact with corporate pension plans, public funds, and unions, we are also able to communicate extensively with other shareholders regarding events and issues relevant to individual corporations, general industry, and current shareholder concerns.

In addition, FM monitors "target" lists of underperforming companies prepared by various shareholder groups, including: California Public Employee Retirement System, The City of New York - Office of the Comptroller, International Brotherhood of Teamsters, and Council of Institutional Investors. Companies, so identified, receive an individual, systematic review by the Corporate Governance Subcommittee of SSgA's Investment Committee.

As an active shareholder, FM's role is to ensure that corporate policies serve the best interests of the corporation's investor-owners. Though we do not seek involvement in the day-to-day operations of an organization, we recognize the need for conscientious oversight of and input into management decisions that may affect a company's value. To that end, our monitoring of corporate management and industry events is substantially more detailed than that of the typical voter. We have demonstrated our willingness to vote against management-sponsored initiatives and to support shareholder proposals when appropriate. To date we have not filed proposals or initiated letter-writing or other campaigns, but have used our active participation in the corporate governance process--especially the proxy voting process--as the most effective means by which to communicate our and our clients' legitimate shareholder concerns. Should an issue arise in conjunction with a specific corporation that cannot be satisfactorily resolved through these means, we shall consider other approaches.

Through the consistent, conscientious execution of our responsibilities as both fiduciary and shareholder, FM is able to promote the best interests of its fellow shareholders and its clients. The SSgA Funds Management, Inc. Proxy Voting Policy provides for this active, informed participation in the management of those corporations in which we hold shares.

POTENTIAL CONFLICTS

As discussed above under Process, from time to time, FM will review a proxy which presents a potential material conflict. For example, FM or its affiliates may provide services to a company whose management is soliciting proxies, or to another entity which is a proponent of a particular proxy proposal. Another example could arise when FM has business or other relationships with participants involved in proxy contests, such as a candidate for a corporate directorship.

As a fiduciary to its clients, FM takes these potential conflicts very seriously. While FM's only goal in addressing any such potential conflict is to ensure that proxy votes are cast in the clients' best interests and are not affected by FM's potential conflict, there are a number of courses FM may take. The final decision as to which course to follow shall be made by the Investment Committee.

When the matter falls clearly within one of the proposals enumerated above, casting a vote which simply follows FM's pre-determined policy would eliminate FM's discretion on the particular issue and hence avoid the conflict.

In other cases, where the matter presents a potential material conflict and is not clearly within one of the enumerated proposals, or is of such a nature that FM believes more active involvement is necessary, the Chairman of the Investment Committee shall present the proxy to the Investment Committee, who will follow one of two courses of action. First, FM may employ the services of a third party, wholly independent of FM, its affiliates and those parties involved in the proxy issue, to determine the appropriate vote.

Second, in certain situations the Investment Committee may determine that the employment of a third party is unfeasible, impractical or unnecessary. In such situations, the Investment Committee shall make a decision as to the voting of the proxy. The basis for the voting decision, including the basis for the determination that the decision is in the best interests of FM's clients, shall be formalized in writing as a part of the minutes to the Investment Committee. As stated above, which action is appropriate in any given scenario would be the decision of the Investment Committee in carrying out its duty to ensure that the proxies are voted in the clients', and not FM's, best interests.

RECORDKEEPING

In accordance with applicable law, FM shall retain the following documents for not less than five years from the end of the year in which the proxies were voted, the first two years in FM's office:
     - FM's Proxy Voting Policy and any additional procedures created pursuant to such Policy;
     - a copy of each proxy statement FM receives regarding securities held by its clients (note: this requirement may be satisfied by a third party who has agreed in writing to do so or by obtaining a copy of the proxy statement from the EDGAR database);
     - a record of each vote cast by FM (note: this requirement may be satisfied by a third party who has agreed in writing to do so);
     - a copy of any document created by FM that was material in making its voting decision or that memorializes the basis for such decision; and
     - a copy of each written request from a client, and response to the client, for information on how FM voted the client's proxies.

DISCLOSURE OF CLIENT VOTING INFORMATION

Any client who wishes to receive information on how its proxies were voted should contact its FM client service officer.

                            PART C: OTHER INFORMATION

Item 22.       EXHIBITS


                                                                                  INCORPORATED BY REFERENCE
                                NAME OF EXHIBIT                                       OR EXHIBIT NUMBER
a.       First Amended and Restated Master Trust Agreement dated         Post-Effective Amendment #86 (12/20/04)
         October 13, 1993, as amended
         1.        Amendment No. 22                                      Post-Effective Amendment #92
b.       Bylaws                                                          Post-Effective Amendment #42 (12/24/97)

c.       Instruments Defining Rights of Security Holders
         1.        Voting Rights Policy                                  Post-Effective Amendment #86 (12/20/04)
d.       Investment Advisory Contracts
         1.        Investment Advisory Agreement with SSgA Funds         Post-Effective Amendment #86 (12/20/04)
                   Management, Inc., dated May 1, 2001, as amended
         2.        Investment Sub-Advisory Agreement with The            Post-Effective Amendment #86 (12/20/04)
                   Tuckerman Group LLC dated September 1, 2001
         3.        Investment Advisory Fee Waiver and Reimbursement      Post-Effective Amendment #92 (10/17/05)
                   Contract
         4.        Amendment No. 3 to the Investment Advisory Agreement  Post-Effective Amendment #92 (10/17/05)
e.       Underwriting Contracts
         1         Distribution Agreement with State Street Global       Post-Effective Amendment #86 (12/20/04)
                   Markets LLC dated March 1, 2001, as amended
         2.        Form of Shareholder Servicing Agreement with          Post-Effective Amendment #86 (12/20/04)
                   addenda relating to Class T and Class R Shares
         3.        Form of Selected Broker Agreement with addenda        Post-Effective Amendment #86 (12/20/04)
                   relating to Class T and Class R Shares
         4.        Shareholder Servicing Agreement by and between SSgA   Post-Effective Amendment #42 (12/24/97)
                   Funds and State Street Bank and Trust Company
         5.        Shareholder Servicing Agreement by and between SSgA   Post-Effective Amendment #39 (12/27/96)
                   Funds and State Street Capital Markets LLC            Post-Effective Amendment #63 (10/1/01)
         6.        Shareholder Servicing Agreement by and between SSgA   Post-Effective Amendment #39 (12/27/96)
                   Funds and State Street Bank and Trust Company,
                   Fiduciary Investor Services
         7.        Shareholder Servicing Agreement by and between SSgA   Post-Effective Amendment #42 (12/24/97)
                   Funds and State Street Bank and Trust Company
         8.        Shareholder Servicing Agreement by and between SSgA   Post-Effective Amendment #63 (10/1/01)
                   Funds and Citistreet LLC
         9.        Shareholder Servicing Agreement by and between SSgA   Post-Effective Amendment #63 (10/1/01)
                   Funds and State Street Bank and Trust Company, High
                   Net Worth Services Division
         10.       Form of Shareholder Servicing and Distribution        Exhibit 22e(10)
                   addenda relating to Select Class
         11.       Distribution Fee Waiver Contract                      Post-Effective Amendment #92
f.       Bonus or Profit Sharing Contracts                               None

g.       Custodian Agreements
         1.        Custodian Contract with State Street Bank and Trust   Post-Effective Amendment #86 (12/20/04)
                   Company dated April 11, 1988, as amended
         2.        Special Custody Account Agreement relating to         Post-Effective Amendment #87 (12/22/04)



Terms in BOLD may be found in Tab 14 - Glossary.

                   Directional Core Equity Fund
         3.        Prime Brokerage Account Agreement relating to         Post-Effective Amendment #87 (12/22/04)
                   Directional Core Equity Fund
         4.        Fee Schedule dated September 2005                     Post-Effective Amendment #92
h.       Other Material Contracts
         1.        Transfer Agency and Service Agreement with State      Post-Effective Amendment #86 (12/20/04)
                   Street Bank and Trust Company dated April 11, 1988,
                   as amended
         2.        Administration Agreement with Frank Russell           Post-Effective Amendment #86 (12/20/04)
                   Investment Management Company dated April 12, 1988,
                   as amended
         3.        Securities Lending Authorization Agreement with       Post-Effective Amendment #86 (12/20/04)
                   State Street Bank and Trust Company dated December
                   17, 1998, as amended
         4.        Master-Feeder Participation Agreement - MSCI EAFE     Post-Effective Amendment #66 (12/28/01)
                   Index Fund
         5.        Master-Feeder Participation Agreement - S&P 500       Post-Effective Amendment #66 (12/28/01)
                   Index Fund
         6.        Licensing Agreement - MSCI EAFE Index Fund            Post-Effective Amendment #66 (12/28/01)
         7.        Plan of Liquidation and Termination Relating to       Post-Effective Amendment #78 (12/15/03)
                   Intermediate Municipal Bond Fund
         8.        Plan of Liquidation and Termination Relating to       Post-Effective Amendment #92 (10/17/05)
                   SSgA MSCI EAFE Index Fund
         9.        Plan of Liquidation and Termination Relating to       Post-Effective Amendment #92 (10/17/05)
                   SSgA Special Equity Fund
i.       Legal Opinion
         1.        Money Market Fund                                     Post-Effective Amendment #42 (12/24/97)
         2.        US Government Money Market Fund                       Post-Effective Amendment #42 (12/24/97)
         3.        S&P 500 Index, S&P Midcap Index, Matrix Equity,       Post-Effective Amendment #42 (12/24/97)
                   International European Index, International Pacific
                   Index and Short Term Government Securities Funds
         4.        Yield Plus and Bond Market Funds                      Post-Effective Amendment #42 (12/24/97)
         5.        US Treasury Money Market and Treasury Obligations     Post-Effective Amendment #42 (12/24/97)
                   Funds
         6.        Growth and Income and Intermediate Funds              Post-Effective Amendment #42 (12/24/97)
         7.        Emerging Markets and Prime Money Market Funds         Post-Effective Amendment #42 (12/24/97)
         8.        Tax Free Money Market Funds                           Post-Effective Amendment #42 (12/24/97)
         9.        Real Estate Equity Fund                               Post-Effective Amendment #42 (12/24/97)
         10.       SSgA Life Solutions Growth, Balanced and Income and   Post-Effective Amendment #41 (6/2/97)
                   Growth Funds
         11.       Special, International Growth Opportunities and       Post-Effective Amendment #45  (4/28/98)
                   High Yield Bond Funds
         12.       Aggressive Equity Fund                                Post-Effective Amendment #47 (9/1/98)
         13.       IAM SHARES Fund                                       Post-Effective Amendment #51 (5/28/99)
         14.       Intermediate Municipal Bond Fund                      Post-Effective Amendment #56 (5/31/00)
         15.       Large Cap Value and Large Cap Growth Opportunities    Post-Effective Amendment #75 (7/11/03)
                   Funds
         16.       Directional Core Equity Fund                          Post-Effective Amendment #87 (12/22/04)
         17.       Enhanced Small Cap Fund                               Post-Effective Amendment #88 (12/29/04)
         18.       Select Class Shares                                   Exhibit 22i(18)
j.       Other Opinions:  Consent of Independent Registered Public       Exhibit 22(j)
         Accountant

k.       Omitted Financial Statements                                    None

l.       Initial Capital Agreements
         1.        Money Market Fund                                     Post-Effective Amendment #42 (12/24/97)
         2.        US Government Money Market Fund                       Post-Effective Amendment #42 (12/24/97)
         3.        Government Securities, Index, Midcap Index, Matrix,   Post-Effective Amendment #42 (12/24/97)
                   European Index and Pacific Index Funds
         4.        Yield Plus and Bond Market Funds                      Post-Effective Amendment #42 (12/24/97)
         5.        US Treasury Money Market and Treasury Obligations     Post-Effective Amendment #42 (12/24/97)
                   Funds
         6.        Growth and Income and Intermediate Funds              Post-Effective Amendment #42 (12/24/97)
         7.        Emerging Markets and Prime Money Market Funds         Post-Effective Amendment #42 (12/24/97)
         8.        Tax Free Money Market Fund                            Post-Effective Amendment #42 (12/24/97)
         9.        Active International Fund                             Post-Effective Amendment #42 (12/24/97)
         10.       Life Solutions Growth, Balanced and Income and        Post-Effective Amendment #41 (6/2/97)
                   Growth Funds
         11.       Special, International Growth Opportunities and       Post-Effective Amendment #45  (4/28/98)
                   High Yield Bond Funds
         12.       Aggressive Equity Fund                                Post-Effective Amendment #47 (9/1/98)
         13.       IAM SHARES Fund                                       Post-Effective Amendment #51 (5/28/99)
         14.       Intermediate Municipal Bond Fund                      Post-Effective Amendment #56 (5/31/00)
         15.       MSCI EAFE Index Fund                                  Post-Effective Amendment #63 (10/1/01)
         16.       Large Cap Value and Large Cap Growth Opportunities    Post-Effective Amendment #77 (8/25/03)
                   Funds
         17.       Class R Shares                                        Post-Effective Amendment #77 (8/25/03)
         18.       Class T Shares                                        Post-Effective Amendment #80 (2/17/04)
         19.       Directional Core Equity Fund                          Post-Effective Amendment #92 (10/17/05)
         20.       Enhanced Small Cap Fund                               Post-Effective Amendment #92 (10/17/05)
         21.       Select Class Shares                                   Exhibit 22l(21)
m.       Rule 12b-1 Plan
         1.        Plan of Distribution Pursuant to Rule 12b-1 dated     Post-Effective Amendment #86 (12/20/04)
                   January 8, 1992 and Restated as of April 9, 2002,
                   as amended
         2.        Plan of Distribution Pursuant to Rule 12b-1 dated     Post-Effective Amendment #77 (8/25/03)
                   April 8, 2003 (Class R Shares)
         3.        Plan of Distribution Pursuant to Rule 12b-1 dated     Post-Effective Amendment #78 (12/15/03)
                   July 14, 2003 (Class T Shares)
         4.        Plan of Distribution Pursuant to Rule 12b-1 (Select   Exhibit 22m(4)
                   Class Shares)
n.       Rule 18f-3 Plan
         1.        Multiple Class Plan Pursuant to Rule 18f-3            Post-Effective Amendment #77 (8/25/03)
         2.        Amendment to Multiple Class Plan Relating to Class    Post-Effective Amendment #78 (12/15/03)
                   T Shares
         3.        Amendment to Multiple Class Plan Relating to Select   Exhibit 22n(3)
                   Class Shares
o.       Reserved
p.       Code of Ethics
         1.        Relating to the Registrant                            Post-Effective Amendment #69 (12/27/02)
         2.        Relating to the Principal Executive and Senior        Post-Effective Amendment #78 (12/15/03)
                   Financial Officers
         3.        Relating to the Principal Underwriter                 Exhibit 22p(3)
         4.        Relating to the Administrator                         Exhibit 22p(4)
         5.        Relating to the Investment Advisor                    Exhibit 22p(5)
         6.        Relating to the Master Funds                          Post-Effective Amendment #86 (12/20/04)

Item 23.       PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

         None

Item 24.       INDEMNIFICATION

         Indemnification is provided to officers and Trustees of the Registrant pursuant to Section 6.4 of Article VI of Registrant's First Amended and Restated Master Trust Agreement, which reads as follows:

"Section 6.4 INDEMNIFICATION OF TRUSTEES, OFFICERS, ETC. The Trust shall indemnify (from the assets of the Sub-Trust or Sub-Trusts in question) each of its Trustees and officers (including persons who serve at the Trust's request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise [hereinafter referred to as "Covered Person"]) against all liabilities, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants' and counsel fees, incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise with which such person may be or may have been threatened, while in office or thereafter, or by reason of being or having been such a Trustee or officer, director or trustee, except with respect to any matter as to which it has been determined that such Covered Person had acted with willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office (such conduct referred to hereafter as "Disabling Conduct"). A determination that the Covered Person is entitled to indemnification may be made by (i) a final decision on the merits by a court or other body before whom the proceeding was brought that the person to be indemnified was not liable by reason of Disabling Conduct, (ii) dismissal of a court action or an administrative proceeding against a Covered Person for insufficiency of evidence of Disabling Conduct, or (iii) a reasonable determination, based upon a review of the facts, that the indemnitee was not liable by reason of Disabling Conduct by (a) a vote of a majority of a quorum of Trustees who are neither "interested persons" of the Trust as defined in section 2(a)(19) of the 1940 Act nor parties to the proceeding, or (b) an independent legal counsel in a written opinion. Expenses, including accountants' and counsel fees so incurred by any such Covered Person (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties), may be paid from time to time by the Sub-Trust in question in advance of the final disposition of any such action, suit or proceeding, provided that the Covered Person shall have undertaken to repay the amounts so paid to the Sub-Trust in question if it is ultimately determined that indemnification of such expenses is not authorized under this Article VI and (i) the Covered Person shall have provided security for such undertaking, (ii) the Trust shall be insured against losses arising by reason of any lawful advances, or (iii) a majority of a quorum of the disinterested Trustees who are not a party to the proceeding, or an independent legal counsel in a written opinion, shall have determined, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the Covered Person ultimately will be found entitled to indemnification."

         The Investment Advisory Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties under the Investment Advisory Agreement or on the part of the Adviser, or for a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services, the Adviser shall not be subject to liability to the Registrant or to any shareholder of the Registrant for any error of judgment, mistake of law or any other act or omission in the course of, or connected with, rendering services under the Investment Advisory Agreement or for any losses that may be sustained in the purchase, holding or sale of any security.

         The Distribution Agreements provide that in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of obligations or duties under the Distribution Agreement, the Distributor, its officers, directors and any controlling person (within the meaning of Section 15 of the 1933 Act) ("Distributor") shall be indemnified by the Registrant from and against any and all claims, demands, liabilities and expenses (including the cost of investigating or defending such claims, demands or liabilities and any counsel fees incurred in connection therewith) which Distributor may incur under the 1933 Act or under common law or otherwise arising out of or based upon any alleged untrue statement of a material fact contained in the Registration Statement,

Prospectus or Statement of Additional Information or arising out of or based upon any alleged omission to state a material fact required to be stated in said documents or necessary to make the statements not misleading.

Registrant provides the following undertaking:

         "Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to Trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer, or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue."

Item 25.       BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.

         SSgA Funds Management, Inc., ("SFM") serves as the investment advisor to the Registrant. SFM is a wholly-owned subsidiary of State Street Corporation, a publicly held bank holding company SFM, State Street Bank and Trust Company ("State Street") and other advisory affiliates of State Street make up State Street Global Advisors ("SSgA"), the investment arm of State Street Corporation. The business, profession, vocation or employment of a substantial nature which each director or officer of the investment adviser is or has been, at any time during the past two fiscal years, engaged for his own account or in the capacity of director, officer, employee, partner or trustee, is as follows:

                                    CAPACITY WITH                          BUSINESS NAME AND ADDRESS
           NAME                        ADVISOR                                  OTHER POSITIONS
---------------------------- ---------------------------- ------------------------------------------------------------
Thomas P. Kelly              Treasurer                    One Lincoln Street, Boston, MA
                                                          Principal and Comptroller, State Street Global Advisors, a
                                                          division of State Street Bank and Trust Company, Boston, MA

Mark J. Duggan               Chief Legal Officer          One Lincoln Street, Boston, MA
                                                          Principal and Associate Counsel, State Street Global
                                                          Advisors, a division of State Street Bank and Trust
                                                          Company, Boston, MA

Peter A. Ambrosini           Chief Compliance Officer     One Lincoln Street, Boston, MA
                                                          Senior Principal and Chief Compliance and Risk Management
                                                          Officer, State Street Global Advisors, a division of State
                                                          Street Bank and Trust Company, Boston, MA

Mitchell H. Shames           Director                     One Lincoln Street, Boston, MA
                                                          Senior Principal and Chief Counsel, State Street Global
                                                          Advisors, a division of State Street Bank and Trust
                                                          Company, Boston, MA

Peter G. Leahy               Senior Managing Director &   One Lincoln Street, Boston, MA
                             Chief Operating Officer

William Hunt                 President & Director         One Lincoln Street, Boston, MA

Item 26.       PRINCIPAL UNDERWRITERS

      (a) Investment Companies (other than SSgA funds) for which SSGM acts as principal underwriter:


streetTRACKS:
streetTRACKS DJ Wilshire Total Market ETF streetTRACKS DJ Wilshire Large Cap ETF streetTRACKS DJ Wilshire Large Cap Growth ETF streetTRACKS DJ Wilshire Large Cap Value ETF streetTRACKS DJ Wilshire Mid Cap ETF streetTRACKS DJ Wilshire Mid Cap Growth ETF streetTRACKS DJ Wilshire Mid Cap Value ETF streetTRACKS DJ Wilshire Small Cap ETF streetTRACKS DJ Wilshire Small Cap Growth ETF streetTRACKS DJ Wilshire Small Cap Value ETF streetTRACKS DJ Global Titans ETF streetTRACKS DJ Wilshire REIT ETF streetTRACKS KBW Bank ETF streetTRACKS KBW Capital Markets ETF streetTRACKS KBW Insurance ETF streetTRACKS Morgan Stanley Technology ETF
SPDR Dividend ETF
SPDR O-Strip ETF


      (b) The directors and officers of State Street Global Markets LLC, their principal business address, and positions and offices with the Registrant and State Street Global Markets are set forth below:


   NAME AND PRINCIPAL                POSITION AND OFFICES WITH                  POSITION WITH
    BUSINESS ADDRESS*                       UNDERWRITER                          REGISTRANT
F. Charles Hindmarsh               President and CEO                       None
One Lincoln Street
Boston, MA 02111

Nicholas J. Bonn                   CFO/FINOP                               None
One Lincoln Street
Boston, MA 02111

Vincent Manzi                      Chief Compliance Officer                None
One Lincoln Street
Boston, MA 02111

Alfred Menis                       Principal/SROP and CROP                 None
One Lincoln Street
Boston, MA 02111

Howard Fairweather                 Director                                None
4 Parsons Street
Newburyport, MA 01950

Charles Kaye                       Director                                None
72 Foster Street
Littleton, MA 01460

Simon Wilson-Taylor                Director                                None
One Lincoln Street
Boston, MA 02111

Stanley Shelton                    Director                                None
One Lincoln Street
Boston, MA 02111

Stefan Gavell                      Director                                None
One Lincoln Street
Boston, MA 02111

R. Bryan Woodard                   Board Secretary                         None
One Lincoln Street
Boston, MA 02111

James Caccivio                     Director                                None
One Lincoln Street
Boston, MA 02111


(c)


                          2. NET UNDERWRITING    3. COMPENSATION AND
1. NAME OF PRINCIPAL      DISCOUNTS AND          REDEMPTION AND          4. BROKERAGE      5. OTHER
UNDERWRITER               COMMISSIONS            REPURCHASE              COMMISSIONS       COMPENSATION
------------------------  ---------------------  ----------------------  ----------------  ------------
SSGM                      $        6,359,998.72


Item 27.       LOCATION OF ACCOUNTS AND RECORDS

      The Registrant's Administrator, Frank Russell Investment Management Company, 909 A Street, Tacoma, Washington 98402, will maintain the physical possession of the books and records required by subsection (b)(4) of Rule 31a-1 under the Investment Company Act of 1940. All other accounts, books and documents required by Rule 31a-1 are maintained in the physical possession of Registrant's investment adviser, transfer agent, and custodian, State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts, 02110 and 1776 Heritage Drive, North Quincy, Massachusetts 02171.

Item 28.       MANAGEMENT SERVICES

      Not applicable.

Item 29.       UNDERTAKINGS

      Not applicable.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, the SSgA Funds, certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment No. 93o its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Boston, and Commonwealth of Massachusetts, on the 28th day of November, 2005.


                                           By:  /s/ Lynn L. Anderson
                                                   -------------------------
                                                Lynn L. Anderson, President,
                                                Chairman of the Board

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities as indicated on November 25, 2005.

            SIGNATURE                TITLE
            ---------                -----
   /s/ Lynn L. Anderson           President, and
   -------------------------        Chairman of the Board
   Lynn L. Anderson

   /s/ Steven J. Mastrovich       Trustee
   -------------------------
   Steven J. Mastrovich

   /s/ William L. Marshall        Trustee
   -------------------------
   William L. Marshall

   /s/ Patrick J. Riley           Trustee
   -------------------------
   Patrick J. Riley

   /s/ Richard D. Shirk           Trustee
   -------------------------
   Richard D. Shirk

   /s/ Bruce D. Taber             Trustee
   -------------------------
   Bruce D. Taber

   /s/ Henry W. Todd              Trustee
   -------------------------
   Henry W. Todd

   /s/ Mark E. Swanson            Treasurer and Principal Financial Officer
   ---------------------------
   Mark E. Swanson

   /s/ James Ross                 Vice President and Principal Executive Officer
   ----------------------
   James Ross

                                  EXHIBIT INDEX

                         NAME OF EXHIBIT                               EXHIBIT #
Form of Shareholder Servicing Agreement and Distribution addenda
  relating to Select Class                                             22e(10)
Legal Opinion with respect to Select Class Shares                      22i(18)
Consent of Independent Registered Public Accountant                    22j
Initial Capital Agreement - Select Class Shares                        22l(21)
Plan of Distribution Pursuant to Rule 12b-1 for Select Class Shares    22m(4)
Amendment to Multiple Class Plan relating to Select Class Shares       22n(3)
Code of Ethics Relating to Principal Underwriter                       22p(3)
Code of Ethics Relating to the Administrator                           22p(4)
Code of Ethics Relating to the Advisor                                 22p(5)